TABLE OF CONTENTS
President's Letter........................................................    1
CAPITAL APPRECIATION FUNDS:
Investment Review.........................................................    3
Portfolios of Investments:
  Aetna Growth Fund.......................................................   14
  Aetna International Fund................................................   16
  Aetna Mid Cap Fund......................................................   19
  Aetna Small Company Fund................................................   21
  Aetna Value Opportunity Fund............................................   23
Statements of Assets and Liabilities......................................   24
Statements of Operations..................................................   26
Statements of Changes in Net Assets.......................................   28
Notes to Financial Statements.............................................   33
Financial Highlights......................................................   39
GROWTH AND INCOME FUNDS:
Investment Review.........................................................   49
Portfolios of Investments:
  Aetna Balanced Fund.....................................................   58
  Aetna Growth and Income Fund............................................   68
  Aetna Real Estate Securities Fund.......................................   77
Statements of Assets and Liabilities......................................   78
Statements of Operations..................................................   79
Statements of Changes in Net Assets.......................................   80
Notes to Financial Statements.............................................   83
Financial Highlights......................................................   89
INCOME FUNDS:
Investment Review.........................................................   95
Portfolios of Investments:
  Aetna Bond Fund.........................................................  104
  Aetna Government Fund...................................................  106
  Aetna High Yield Fund...................................................  107
  Aetna Money Market Fund.................................................  108
Statements of Assets and Liabilities......................................  110
Statements of Operations..................................................  112
Statements of Changes in Net Assets.......................................  114
Notes to Financial Statements.............................................  118
Financial Highlights......................................................  122

                               PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. We are pleased to send this semi-annual report on the funds you have chosen to help pursue your investment goals.

It has been a good six months for the U.S. economy, delivering solid GDP growth well in excess of most expectations. Meanwhile, inflation and interest rates remained subdued and the U.S. dollar maintained a lofty valuation. The federal deficit disappeared and the Federal Reserve maintained an unchanged monetary policy. This favorable environment enabled the stock market to continue its record-breaking climb despite a deceleration in reported corporate earnings.

The past six months have proven to be equally exciting for Aetna Series Fund investors.

In February, we introduced seven new funds: AETNA MID CAP FUND, AETNA VALUE OPPORTUNITY FUND, AETNA REAL ESTATE SECURITIES FUND, AETNA HIGH YIELD FUND, AETNA INDEX PLUS BOND FUND, AETNA INDEX PLUS MID CAP FUND AND AETNA INDEX PLUS SMALL CAP FUND. This further rounds out our family of funds to a total of nineteen, providing you with a variety of options for diversifying your portfolio.

The Aetna International Fund and the Aetna Small Company Fund significantly outperformed their benchmarks, returning 21.64% and 15.92%, respectively, for the six month period ending April 30, 1998.

Investors will now have increasingly greater access to the Aetna Series Fund. Aetna acquired Financial Network Investment Corporation (FNIC) in July 1997. FNIC is one of America's most respected financial planning firms, with 2,400 independent investment representatives ready to serve Aetna clients across the country. We intend to continue building our distribution capabilities during 1998, reaching out to investors with our well-engineered products and services.

Aeltus' investment professionals have continued to command substantial media recognition. Loyal followers of Louis Rukeyser's Wall $treet Week, aired on
PBS, have become better acquainted with John Kim, President and Chief Investment Officer of Aeltus Investment Management, Inc., adviser to Aetna Series Fund, through his regularly scheduled appearances on this program. And Jim Griffin, Aeltus' Investment Strategist, was recently featured in Barron's where he provided an overview of the U.S. markets as well as world economies.

With assets under management in excess of $47 billion, Aeltus has built the size and strength that will allow us to continue refining existing products and services, adding new ones, and growing our staff to better serve you.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management.

Sincerely,

[J. Scott Fox signature]

J. Scott Fox
President
Aetna Series Fund, Inc.

AETNA GROWTH FUND
Growth of $10,000

                        AETNA
                       GROWTH
                    FUND (CLASS I)           S&P 500 INDEX
12/93                  10,000                   10,000
                       10,250                    9,621
                        9,900                    9,661
                       10,552                   10,134
                       10,559                   10,132
                       11,343                   11,119
                       12,682                   12,180
                       13,883                   13,149
                       14,181                   13,940
                       15,048                   14,689
                       15,638                   15,347
                       16,322                   15,821
                       16,622                   16,258
                       17,845                   18,651
                       21,435                   21,479
                       21,613                   22,469
4/98                   25,877                   25,579

                Average Annual Total Returns
            for the Period Ended April 30, 1998*
                       1 year                 Inception+
Class I                45.00%                   24.61%
Class A                44.16%                   23.76%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 23, 1993. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                                AETNA GROWTH FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth Fund (Growth) Class I shares generated a total return of 20.72%, net of fund expenses, for the six month period ended April 30, 1998. The Fund underperformed the Standard & Poor's (S&P) 500 Index(a) which returned 22.50%. Class I shares' performance over the one year period ended April 30, 1998, placed it in the top 6% (out of 692 funds) among large blend funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 20.42%, (performance does not reflect the deduction of the front end sales charge). Class A shares' performance over the one year period ended April 30, 1998, placed it in the top 8% (out of 692 funds) among large blend funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The performance of the Fund differed considerably over the period. Returns early in the period were affected significantly by the financial crisis in Asia. For example, uncertainty about the extent to which the developments in Asia would impact the U.S. economy raised questions about the ability of U.S. companies to sustain earnings growth rates. As a result, there was a move in the market to a relatively small group of very large capitalization companies that appeared to offer better earnings visibility in an uncertain market. This emphasis on size disadvantaged our more diversified portfolio relative to the returns of the S&P 500.

Second, the crisis hit hard several of the industries to which the Fund was most exposed. Returns early in the period reflected, in particular, our exposure to the technology and oil service industries. Technology, with strong ties to the Asian economies, underperformed sharply in the first quarter of the year. Oil service, with lower demand affecting oil prices, also trailed market performance.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A number of changes made to the Fund's portfolio during the period helped performance over the balance of the first half. As an example, our exposure to the technology sector was reduced slightly as the quarter progressed, and a number of changes were made within the sector. Holdings with the greatest exposure to Asian economic developments were eliminated. We took advantage of the weakness in the sector to add to the portfolio companies with more consistent growth records such as Dell Computer Corp. and Microsoft Corp. Fund performance benefited from these changes as the technology group rallied later in the period.

Positions in the oil service group were reduced and the funds generated were used to expand our holdings in health care, a group that offers a potential for sustainable earnings growth. These additional holdings, along with existing holdings in

See Definition of Indices.                                                    3

Warner Lambert Co. and Schering Plough, performed well over the period. Performance was also helped in the second quarter by the addition of Allied Waste Industries in the commercial services sector. Positions in the capital goods and retail sectors added to results.

WHAT IS YOUR OUTLOOK GOING FORWARD?

A number of the factors that have supported equity valuations over the last several years remain in place. Inflation and interest rates remain at relatively low and stable levels, and liquidity in the equity markets continues to support prices. Earnings momentum slowed in the first quarter and probably needs to reaccelerate for the equity market to maintain its momentum. In this environment our strategy is unchanged. We will continue to own companies with good earnings momentum at reasonable prices.

PORTFOLIO SECTOR BREAKDOWN:

                                                  % OF             % OF         OVER/(UNDER)
SECTOR                                         PORTFOLIO         S&P 500         WEIGHTING
Basic Materials                                    2.0%            5.6%             (3.6)%
Commercial Services                                5.9%            2.5%              3.4 %
Consumer Discretionary                            14.9%           14.0%              0.9 %
Consumer Non-Discretionary                         0.6%           10.7%            (10.1)%
Energy                                             5.8%            8.5%             (2.7)%
Finance                                           14.1%           13.1%              1.0 %
Healthcare                                        19.9%            9.1%             10.8 %
Manufacturing                                     16.8%           11.1%              5.7 %
Technology                                        13.3%           12.2%              1.1 %
Utilities                                          6.7%           13.2%             (6.5)%

                                                % OF
TOP TEN EQUITY HOLDINGS                       PORTFOLIO
Sofamor Danek Group, Inc.                      3.53%
Allied Waste Industries, Inc.                  3.49%
Lucent Technologies, Inc.                      3.41%
Warner Lambert Co.                             3.29%
Walt Disney Co. (The)                          3.00%
United Technologies Corp.                      2.93%
General Electric Co.                           2.83%
McKesson Corp.                                 2.80%
HBO & Co.                                      2.79%
Northern Telecom Ltd.                          2.77%

AETNA INTERNATIONAL FUND
Growth of $10,000

                        AETNA
                    INTERNATIONAL              MSCI EAFE
                    FUND (CLASS I)               INDEX
12/91                  10,000                   10,000
                        9,311                    8,821
                        9,521                    9,016
                        9,171                    9,161
                        8,921                    8,816
                        9,401                    9,881
                       10,011                   10,883
                       10,821                   11,612
                       11,620                   11,720
                       11,460                   12,137
                       11,571                   12,766
                       11,829                   12,786
                       11,627                   12,665
                       11,347                   12,910
                       11,484                   13,015
                       12,384                   13,568
                       12,437                   14,128
                       13,104                   14,547
                       13,806                   14,788
                       13,856                   14,781
                       13,927                   14,633
                       16,099                   14,884
                       17,554                   15,352
                       18,271                   16,041
4/98                   21,352                   17,746

                     AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIOD ENDED APRIL 30, 1998*
                       1 YEAR        5 YEAR          INCEPTION+
Class I                32.62%        16.38%            12.75%
Class A                31.75%        15.52%            11.91%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 27, 1991. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                            AETNA INTERNATIONAL FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna International Fund (International, formerly International Growth) Class I shares generated a total return of 21.64%, net of fund expenses, for the six month period ended April 30, 1998. The Fund outperformed the Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(b) which returned 15.59% for the same period. Class I shares' performance over the one and five year periods ended April 30, 1998, placed it in the top 11% (out of 451 funds) and 11% (out of 130 funds), respectively, among foreign stock funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 21.36%, (performance does not reflect the deduction of front end sales charge). Class A shares' performance over the one year period ended April 30, 1998, placed it in the top 12% (out of 451 funds) among foreign stock funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The past six months were marked by continued volatility in Asia and moderate growth in Europe. During the last two months of 1997, a meltdown in the Asian economy and financial markets caused equity markets to weaken worldwide. Hong Kong led decliners as higher interest rates and concern over currency devaluation rocked the banking and property sectors. Japan suffered as well, falling almost 15% as news of bankruptcies and corruption led the Nikkei Index below the 15,000 mark for the first time since June 1995. Japan began 1998 on a strong note with the Nikkei Index rallying 13%, but closed out the six month period falling 5% as government stimulus packages failed to restore consumer confidence.

In contrast, Europe outpaced all major markets over the last six months - including the U.S. Corporate restructuring, global consolidation and lower interest rates fueled earnings growth which more than offset exposure to the weak Asian economies. Gains were widespread with Spain and Italy up by 50%, followed by Ireland, France and Finland whose markets were up over 40%. The Fund favors these countries which all have lower interest rates and upward earnings estimate revisions, and avoids Asia where all earnings revisions point downward. In addition, the Fund has decreased its exposure to Latin America as growing deficits and heavy oil exposure have increased volatility and slowed growth in the region.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The outperformance versus the benchmark was primarily due to country allocation and currency hedging. Overall, Fund performance was enhanced by an underweight exposure to Hong Kong and Japan and an overweight position in European holdings, while exposure to Latin American stocks hurt performance modestly. Sector selection also benefited performance in Europe as financial stocks were emphasized and technology stocks were avoided.

See Definition of Indices.                                                    5

During the last six months, the Fund remained partially hedged versus the Japanese Yen and German Deutschemark. Currency hedging added to performance versus our unhedged benchmark, the MSCI EAFE Index, as the U.S. Dollar strengthened relative to both currencies.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We will continue to favor Europe as low interest rates, corporate restructuring and economic monetary union provide a favorable environment for equities. In addition, we will maintain a low equity exposure to Asia until we see some signs of economic growth.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.

                                                  % OF           % OF           OVER/(UNDER)
COUNTRY WEIGHTINGS                             PORTFOLIO       MSCI EAFE          WEIGHTING
United Kingdom                                    14.4%          21.7%              (7.3)%
Japan                                             11.1%          22.0%             (10.9)%
France                                            10.4%           8.9%               1.5 %
Germany                                            9.7%          10.3%              (0.6)%
Norway                                             6.9%           0.6%               6.3 %
Switzerland                                        6.0%           7.8%              (1.8)%
Netherlands                                        5.7%           5.8%              (0.1)%
Italy                                              4.3%           4.7%              (0.4)%
Sweden                                             4.2%           3.2%               1.0 %
Finland                                            3.8%           1.0%               2.8 %
Other                                             23.5%          14.0%               9.5 %

                                                % OF
TOP TEN EQUITY HOLDINGS                       PORTFOLIO
ING Groep NV                                     1.66%
Accor SA                                         1.44%
Credit Suisse Group                              1.43%
Granada Group Plc                                1.29%
Novo-Nordisk A/S                                 1.26%
Lafarge SA                                       1.26%
Alcatel Alsthom                                  1.18%
Volkswagon AG                                    1.17%
Nokia Oyj AB                                     1.16%
Credito Italiano                                 1.16%

AETNA MID CAP FUND
Growth of $10,000

                       AETNA                    S&P 400
                      MID CAP                    MIDCAP
                   FUND (CLASS I)                INDEX
2/98                   10,000                   10,000
4/98                   11,410                   11,229

   AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 1998*

                          Inception+
Class I                     14.10%
Class A                     14.10%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 4, 1998. Class I and Class A shares participate in the same portfolio of securities.

                               AETNA MID CAP FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Mid Cap Fund (Mid Cap) Class I and Class A shares generated a total return of 14.10%, net of fund expenses, between its inception on February 4, 1998 and April 30, 1998 (Class A performance does not reflect the deduction of the front end sales charge). During the three month period ended April 30, 1998, the Standard & Poor's (S&P) Midcap 400 Index(c) returned 12.29%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Mid Cap emphasizes risk control as well as return enhancement, which can at times result in underperformance during strong upward market movements. Despite a strong mid cap market during the three months of the fund's existence, the Fund was able to add value over the benchmark. Superior stock selection had the most positive impact on our results.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

The Fund held very little cash during the period, which proved to be a benefit as the mid cap equity market was strong. Overall, stock selection positively influenced performance. The Fund benefited from several holdings in the financial services industry, such as Lehman Brothers Holdings, Inc., Bear Stearns Co., Inc. and Equitable Co., Inc. The Fund's decision not to hold America OnLine or AES Corp. detracted from total performance relative to the benchmark.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Mid Cap continues to look neutral to attractive. The Fund looks at the forward earnings yield of mid cap to measure its valuation and compare it to the yield on the ten year government bond. Based on this measure, Mid Cap looks somewhat overvalued relative to history. Earnings estimate revision activity for Mid Cap has been strongly positive, leading us to believe that Mid Cap returns may be strong in the short run, while somewhat below average in the longer term.


See Definition of Indices.                                                    7

PORTFOLIO SECTOR BREAKDOWN:

                                                 % OF              % OF            OVER/(UNDER)
SECTOR                                         PORTFOLIO      S&P MIDCAP 400        WEIGHTING
Basic Materials                                   13.3%            6.9%                 6.4 %
Commercial Services                                7.9%            6.5%                 1.4 %
Consumer Discretionary                            17.4%           15.1%                 2.3 %
Consumer Non-Discretionary                         3.3%            5.3%                (2.0)%
Energy                                              --%            8.2%                (8.2)%
Finance                                           21.4%           13.4%                 8.0 %
Healthcare                                        13.1%            9.6%                 3.5 %
Manufacturing                                      6.8%            9.9%                (3.1)%
Technology                                         9.5%           12.0%                (2.5)%
Utilities                                          7.3%           13.1%                (5.8)%

                                                % OF
TOP TEN EQUITY HOLDINGS                       PORTFOLIO
  Compuware Corp.                               3.61%
  Bear Stearns Co., Inc.                        3.52%
  SouthTrust Corp.                              3.04%
  Century Telephone Enterprises                 2.81%
  Millennium Chemicals, Inc.                    2.78%
  Thiokol Corp.                                 2.66%
  AccuStaff, Inc.                               2.65%
  New York State Electric & Gas Corp.           2.65%
  Lehman Brothers Holdings, Inc.                2.50%
  Equitable Co., Inc.                           2.48%

AETNA SMALL COMPANY FUND
Growth of $10,000

                        AETNA
                    SMALL COMPANY              RUSSELL
                    FUND (CLASS I)           2000 INDEX
12/93                  10,000                   10,000
                       10,070                    9,735
                        9,650                    9,356
                       10,320                   10,006
                       10,130                    9,819
                       11,162                   10,271
                       12,525                   11,234
                       14,138                   12,343
                       15,010                   12,611
                       16,227                   13,254
                       16,459                   13,917
                       16,448                   13,965
                       16,228                   13,749
                       16,711                   13,971
                       22,363                   17,783
                       22,556                   17,692
4/98                   25,925                   19,893


                AVERAGE ANNUAL TOTAL RETURNS
            FOR THE PERIOD ENDED APRIL 30, 1998*

                       1 year                 Inception+
Class I                55.13%                   24.66%
Class A                54.29%                   23.81%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 23, 1993. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                            AETNA SMALL COMPANY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Small Company Fund (Small Company) Class I shares generated a total return of 15.92%, net of fund expenses, for the six month period ended April 30, 1998. The Fund outperformed the Russell 2000 Index(d) which returned 11.86% for the same period. Class I shares' performance over the one year period ending April 30, 1998, placed it in the top 19% (out of 142 funds) among small blend funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 15.72%, (performance does not reflect the deduction of the front end sales charge). Class A shares' performance over the one year period ended April 30, 1998, placed it in the top 22% (out of 142 funds) among small blend funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The most important event impacting the Fund for the last six months was the Asian currency crisis. This caused the market to decline significantly in late October but persuaded the Federal Reserve not to raise interest rates even in the face of a strong economy. A continued low inflation rate further reinforced the Fed's decision to keep rates down. These events created investment opportunities in technology stocks, capital goods stocks and interest sensitive stocks such as financial, housing and building materials.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund received strong performance from investments in technology and capital goods. Holdings in consumer cyclicals, energy and finance were also strong; selected healthcare holdings also enhanced returns.

In the fall we moved more money into technology after the Asian crisis had leveled most technology stocks indiscriminately. This resulted in strong returns from this sector. Three separate holdings each rose by 35% or more, and one holding rose more than 80% during the six month period. In capital goods, three holdings each advanced by 40% or more. Healthcare was led by Twin Labs Corp. and Bindley Western, while consumer cyclicals received strong performance from Clearview Cinema Group Inc. and Jones Intercable.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The investment climate remains challenging. In general, the market must acknowledge slowing profit growth and interest rates which have probably bottomed for the intermediate term. Due to slowing corporate profits, the Fund will put added emphasis on quality of earnings, cash flow growth and balance sheet quality. The Fund's investment strategy remains the same: select those companies with the strongest earnings momentum and selling at reasonable prices.


See Definition of Indices.                                                    9

Small company stocks offer greater potential for growth, but there are additional market and business risks associated with them. Such risks are low trading volumes, greater degrees of change in earnings and greater short-term volatility.

PORTFOLIO SECTOR BREAKDOWN:

                                                  % OF              % OF         OVER/(UNDER)
SECTOR                                         PORTFOLIO        RUSSELL 2000      WEIGHTING
Basic Materials                                   11.0%              4.7%            6.3 %
Commercial Services                                6.9%              7.5%           (0.6)%
Consumer Discretionary                            15.8%             20.2%           (4.4)%
Consumer Non-Discretionary                         7.0%              2.3%            4.7 %
Energy                                             7.0%              6.2%            0.8 %
Finance                                           14.7%             12.7%            2.0 %
Healthcare                                         6.4%             11.0%           (4.6)%
Manufacturing                                     16.3%             10.2%            6.1 %
Real Estate Investment Trusts                      2.0%              5.7%           (3.7)%
Technology                                        11.0%             13.3%           (2.3)%
Utilities                                          1.9%              6.2%           (4.3)%

                                               % OF
TOP TEN EQUITY HOLDINGS                      PORTFOLIO
Alpine Group, Inc.                               2.69%
Jones Intercable, Inc.                           2.55%
Medallion Financial Corp.                        2.46%
McDermott International, Inc.                    2.15%
Knightsbridge Tankers Ltd.                       2.11%
Global Industrial Technologies, Inc.             2.11%
Royal Olympic Cruise Lines                       2.10%
Mueller Industries, Inc.                         2.07%
LandAmerica Financial Group, Inc.                2.05%
QLogic Corp.                                     1.98%

AETNA VALUE OPPORTUNITY FUND
Growth of $10,000

                     AETNA VALUE
                     OPPORTUNITY               S&P 500
                    FUND (CLASS I)              INDEX
2/98                   10,000                   10,000
4/98                   11,330                   11,384

  AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 1998*

                          Inception+
Class I                     13.30%
Class A                     13.20%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 2, 1998. Class I and Class A shares participate in the same portfolio of securities.

                          AETNA VALUE OPPORTUNITY FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Value Opportunity Fund (Value Opportunity) Class I shares generated a total return of 13.30%, net of fund expenses, between its inception on February 2, 1998 and April 30, 1998. During the three month period ended April 30, 1998, the Fund underperformed Standard & Poor's (S&P) 500 Index(a) which returned 13.84%. Class A shares generated a return for the same period of 13.20% (performance does not reflect the deduction of the front end sales charge).

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Economic and market conditions that impacted the Fund included strong U.S. economic growth tempered by Asian economic weakness, remarkably subdued inflationary trends and unexpected strength in the U.S. equity markets.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

Strong U.S. real economic growth overcame the fear surrounding Asian weakness, improving investor psychology which helped the technology, basic material and consumer cyclical sectors rebound in price. The Fund's substantial position and good security selection in these groups contributed to performance.

Corporate profits rose modestly compared to first quarter 1997, but once again outpaced reduced investor expectations. With little evident pricing power despite robust real economic growth, true growth stocks outperformed value-oriented issues in the first months of 1998. This worked to the portfolio's disadvantage as an under-weighted position in the important but pricey health care sector was a drag on performance. Several companies in this group produced solid earnings results and the announcement of new drug configurations produced sizable price gains.

Security selection has added to performance since the Fund's inception. Excellent price returns were achieved from positions in Kansas City Southern Industries Inc., Centocor Inc., Federated Department Stores Inc., Officemax and Walt Disney Co. Portfolio positions in AT&T, Deere, Eaton Corp. and Boeing Co. detracted from performance.

The Fund's investment philosophy is keyed to the principle that favorable valuation is only one reason to own a particular security. Superior long term portfolio performance can be achieved by purchasing quality companies with reduced investor expectations. In many cases, we look for a catalyst to spur price appreciation. While most value-based issues reflect low expectations, increasing investor recognition of positive change can lead to improved price performance.


See Definition of Indices.                                                   11

WHAT IS YOUR OUTLOOK GOING FORWARD?

Given the strong market returns thus far in 1998, where stock market gains have already exceeded the annual expectation, it is difficult to project more of the same. In reality, the S&P 500's robust advance through April 30, 1998 is not consistent with modest profit growth and slightly higher interest rates. On the other hand, the absence of inflation, growing profits and reasonable interest rates suggest that a pause, rather than a correction, would be reasonable. Seasonal liquidity flows may be diminishing but the attraction of financial assets over real assets such as gold remains in place. The Fund's approach will continue to take advantage of temporary valuation disparities due to market volatility to supplement a core of traditional value-oriented portfolio investments.

PORTFOLIO SECTOR BREAKDOWN:

                                                  % OF              % OF        OVER/(UNDER)
SECTOR                                          PORTFOLIO         S&P 500         WEIGHTING
Basic Materials                                    9.3%              5.6%            3.7 %
Commercial Services                                4.7%              2.5%            2.2 %
Consumer Discretionary                            10.7%             14.0%           (3.3)%
Consumer Non-Discretionary                         5.9%             10.7%           (4.8)%
Energy                                            15.3%              8.5%            6.8 %
Finance                                           17.2%             13.1%            4.1 %
Healthcare                                         3.6%              9.1%           (5.5)%
Manufacturing                                     14.3%             11.1%            3.2 %
Technology                                        14.5%             12.2%            2.3 %
Utilities                                          4.5%             13.2%           (8.7)%

                                                  % OF
TOP TEN EQUITY HOLDINGS                         PORTFOLIO
IBM Corp.                                         4.42%
McDermott International, Inc.                     4.30%
Federated Department Stores, Inc.                 4.00%
Noble Drilling Corp.                              3.69%
Deere & Co.                                       3.64%
PRI Automation, Inc.                              3.52%
Owen-Illinois, Inc.                               3.43%
Eaton Corp.                                       3.36%
Amgen, Inc.                                       3.30%
Hilton Hotels Corp.                               3.15%

DEFINITION OF INDICES

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(c) The Standard & Poor's Midcap (S&P) 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(d) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH
-------------------------------------------------------------------------------

                                       NUMBER OF        MARKET
                                        SHARES          VALUE
                                       ---------     ----------
COMMON STOCKS (90.0%)
BIOTECH AND MEDICAL PRODUCTS (6.7%)
Biomet, Inc.+........................    54,100      $1,623,000
Mylan Laboratories, Inc..............    43,700       1,185,363
Sofamor Danek Group, Inc.+...........    48,600       4,264,649
Watson Pharmaceuticals, Inc.+........    28,700       1,234,100
                                                     ----------
                                                      8,307,112
                                                     ----------

COMMERCIAL SERVICES (1.9%)
Omnicom Group, Inc...................    50,500       2,392,438
                                                     ----------

COMPUTERS (2.2%)
Dell Computer Corp.+.................    20,800       1,679,600
Sun Microsystems, Inc.+..............    25,600       1,054,400
                                                     ----------
                                                      2,734,000
                                                     ----------

CONGLOMERATE AND AEROSPACE (8.1%)
General Electric Co..................    40,100       3,413,512
Sundstrand Corp......................    45,800       3,163,063
United Technologies Corp.............    35,900       3,533,905
                                                     ----------
                                                     10,110,480
                                                     ----------

DATA AND IMAGING SERVICES (9.8%)
BMC Software, Inc.+..................    29,800       2,788,163
Computer Associates
  International, Inc................     41,000       2,401,063
Compuware Corp.+.....................    50,700       2,477,963
EMC/MASS Corp.+......................    54,200       2,499,975
Microsoft Corp.+.....................    22,800       2,054,850
                                                     ----------
                                                     12,222,014
                                                     ----------

DISCRETIONARY RETAIL (5.3%)
Consolidated Stores Corp.+...........    54,200       2,168,000
TJX Companies, Inc...................    47,500       2,101,875
Wal-Mart Stores, Inc.................    44,500       2,250,031
                                                     ----------
                                                      6,519,906
                                                     ----------

DIVERSIFIED FINANCIAL SERVICES (2.5%)
Travelers Group, Inc.................    50,100       3,065,494
                                                     ----------

DRUGS (5.8%)
Schering Plough......................    41,100       3,293,138
Warner Lambert Co....................    21,000       3,972,937
                                                     ----------
                                                      7,266,075
                                                     ----------

ELECTRICAL MACHINERY AND INSTRUMENTS (4.5%)
Herman Miller, Inc...................    72,000       2,173,500
Lexmark International Group, Inc.+...    29,700       1,718,888
SCI Systems, Inc.+...................    38,900       1,602,194
Steelcase Inc........................     2,700          93,488
                                                     ----------
                                                      5,588,070
                                                     ----------

ELECTRONIC MEDIA (2.9%)
Walt Disney Co. (The)................    29,100       3,617,493
                                                     ----------

FOOD AND BEVERAGE (0.5%)
Dean Foods Co........................    14,100         660,938
                                                     ----------

FOOD AND DRUG RETAIL (1.4%)
CVS Corp.............................    22,900       1,688,875
                                                     ----------


FOREST PRODUCTS AND BUILDING MATERIALS (1.8%)
Owens-Illinois, Inc.+................    57,300      $2,266,931
                                                     ----------

HEALTH SERVICES (5.4%)
HBO & Co.............................    56,200       3,361,463
McKesson Corp........................    47,800       3,378,862
                                                     ----------
                                                      6,740,325
                                                     ----------

INDUSTRIAL SERVICES (3.4%)
Allied Waste Industries, Inc.+.......   153,100       4,210,249
                                                     ----------

INSURANCE (6.0%)
American International Group, Inc....    18,400       2,420,750
MGIC Investment Corp.................    39,600       2,494,800
SunAmerica, Inc......................    51,200       2,556,800
                                                     ----------
                                                      7,472,350
                                                     ----------

INVESTMENT SERVICES (4.2%)
Franklin Resources, Inc..............    42,900       2,295,150
T. Rowe Price Associates.............    38,400       2,899,200
Waddell & Reed Financial.............     1,900          47,025
                                                     ----------
                                                      5,241,375
                                                     ----------

OIL SERVICES (5.2%)
BJ Services Co.+.....................    37,100       1,391,250
Friede Goldman International, Inc.+..    69,800       2,809,450
Santa Fe International Corp..........    57,900       2,268,956
                                                     ----------
                                                      6,469,656
                                                     ----------

OTHER TELECOMMUNICATIONS (6.0%)
Lucent Technologies, Inc.............    54,100       4,118,362
Northern Telecom Ltd.................    54,900       3,342,038
                                                     ----------
                                                      7,460,400
                                                     ----------

PRINT MEDIA (3.9%)
McGraw-Hill Co., Inc.................    24,000       1,858,500
New York Times Co....................    42,500       3,014,844
                                                     ----------
                                                      4,873,344
                                                     ----------

PRODUCER GOODS (2.5%)
Tyco International Ltd...............    57,700       3,144,650
                                                    -----------

TOTAL COMMON STOCKS (COST                           112,052,175
  $84,311,681)                                      -----------

                                       PRINCIPAL
                                        AMOUNT
                                       ---------
SHORT-TERM INVESTMENTS (6.9%)
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.45%, 05/01/98.......  $8,344,000      8,344,000
U.S. Treasury, Comm. Paper, 4.94%,
  08/20/98@..........................     100,000         98,482
U.S. Treasury, Comm. Paper, 5.03%,
  08/20/98@..........................     200,000        196,964
                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,639,378)         8,639,446
                                                    ------------

TOTAL INVESTMENTS (COST $92,951,059)(A)              120,691,621

OTHER ASSETS LESS LIABILITIES                          3,797,796
                                                    ============

TOTAL NET ASSETS                                    $124,489,417
                                                    ============

14  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $94,783,437. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ....................                $27,163,571
Unrealized losses ...................                 (1,255,387)
                                                     -----------
  Net unrealized gain ...............                $25,908,184
                                                     ===========

Information concerning open futures contracts at April 30, 1998 is shown below:

                           NO. OF      INITIAL     EXPIRATION    UNREALIZED
                          CONTRACTS     VALUE        DATE        GAIN/(LOSS)
                          ---------   ----------   ----------    -----------
LONG CONTRACTS
S & P 500 Index Futures...    28      $7,659,547    June 98      $  174,601
                                      ==========                 ==========

+   Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  15

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INTERNATIONAL
-------------------------------------------------------------------------------

                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                       ----------    -----------
COMMON STOCKS (91.4%)
AUSTRALIA (3.2%)
Goodman Fielder Ltd. (Food and
  Beverage) .........................    372,145     $  577,480
Mayne Nickless Ltd. (Commercial
  Services) .........................     44,800        241,914
Westpac Banking Corp. Ltd. (Banks
  and Thrifts)                            84,100        564,782
Woolworth Ltd. (Food and Beverage) ..    163,055        561,327
                                                     ----------
TOTAL AUSTRALIA                                       1,945,503
                                                     ----------

BELGIUM (1.2%)
Delhaize-Le Lion, SA (Food and
  Beverage) +........................      2,000        132,314
Societe Generale De Belgique
  (Investment Services) +............      4,050        624,457
                                                     ----------
TOTAL BELGIUM                                           756,771
                                                     ----------

BRAZIL (0.6%)
Telecomunicaciones Brasileiras SA
  (Other Telecommunications) ........      2,900        353,256
                                                     ----------

CANADA (2.0%)
Canadian Imperial Bank of Commerce
  (Banks and Thrifts) ...............     16,100        572,367
Canadian National Railway Co.
  (Surface Transport) ...............     10,000        650,608
                                                     ----------
TOTAL CANADA                                          1,222,975
                                                     ----------

CHILE (0.3%)
Cia. de Telecomuncaciones de Chile
  S.A. (Other Telecommunications) ...      7,500        187,969
                                                     ----------

DENMARK (2.7%)
Carli Gry International A/S
  (Textiles and Apparel) +...........      7,200        541,856
Novo-Nordisk A/S (Drugs) ............      4,550        738,037
Olicom A/S (Computers) +.............      8,000        236,149
Tele Danmark A/S
  (Major Telecommunications) ........      1,200        100,831
                                                     ----------
TOTAL DENMARK                                         1,616,873
                                                     ----------

FINLAND (3.7%)
Huhtamaki Group (Diversified) .......      7,400        427,860
Oy Nokia Corp., ADR
  (Other Telecommunications) ........     10,200        682,125
Sampo Insurance Co. (Insurance) .....      6,000        270,923
UPM-Kymmene Corp.
  (Forest Products and Building
  Materials) ........................     15,600        468,168
Valmet Oyj (Consumer Services) ......     22,000        364,644
                                                     ----------
TOTAL FINLAND                                         2,213,720
                                                     ----------

FRANCE (10.1%)
Accor SA (Consumer Services) +.......      3,100        844,319
Alcatel Alsthom (Other
  Telecommunications) +..............      3,731        691,299



FRANCE (CONTINUED)
Credit Commercial de France
  (Banks and Thrifts) +..............      7,700     $  614,183
Danone (Food and Beverage) +.........      1,830        431,823
Elf Aquitaine SA (Oil) +.............      4,900        642,449
Eridania Beghin-Say SA (Food and
  Beverage) +........................      1,500        325,038
Gemini Sogeti SA (Insurance) ........      2,650        343,924
Lafarge SA
  (Forest Products and Building
  Materials) ........................      7,800        736,222
Pernod Ricard (Food and Beverage) ...      4,300        296,539
Rhone-Poulenc
  (Biotech and Medical Products) +...     12,400        606,014
Union des Assurances Federales
  (Insurance) +......................      3,600        562,935
                                                     ----------
TOTAL FRANCE                                          6,094,745
                                                     ----------

GERMANY (7.2%)

BASF AG (Chemicals) +................      7,500        334,355
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks and
  Thrifts) +.........................      7,700        433,380
Daimler-Benz AG (Automotive) +.......      3,000        293,731
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks and Thrifts) +...........      7,000        541,042
Gehe AG (Health Services) +..........      9,000        468,933
MAN AG (Diversified) ................      1,150        386,431
Mannesmann AG (Heavy Machinery) +....        815        642,190
VEBA AG (Electric Utilities) +.......      6,500        428,504
Viag AG (Consumer Services) +........        350        178,735
Volkswagen AG (Automotive) +.........        861        686,833
                                                     ----------
TOTAL GERMANY                                         4,394,134
                                                     ----------

HONG KONG (1.2%)
Hutchison Whampoa Ltd.
  (Consumer Services) +..............     74,000        457,604
National Mutual Asia Ltd.
  (Insurance) .......................    298,000        238,523
Peregrine Investments Holdings Ltd.
  (Investment Services) +++...........   285,000          3,164
                                                     ----------
TOTAL HONG KONG                                         699,291
                                                     ----------

INDIA (0.4%)
Videsh Sanchar Nigam Ltd.
  (Other Telecommunications) +.......     20,700        253,575
                                                     ----------

IRELAND (2.9%)
Allied Irish Banks (Banks and
  Thrifts) ..........................     26,812        369,043
CRH Plc
  (Forest Products and Building
  Materials) ........................     21,000        299,959
Iona Technologies Plc, ADR
  (Data and Imaging Services) +......      7,600        236,550
Irish Life Plc (Insurance) ..........     36,102        335,162
Waterford Wedgewood
  (Housing and Furnishings) .........    308,082        514,914
                                                     ----------
TOTAL IRELAND                                         1,755,628
                                                     ----------

16  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                       ----------    -----------
ITALY (4.1%)
Banca Commerciale Italiana
  (Banks and Thrifts) +..............     95,000     $  480,375
Credito Italiano (Banks and Thrifts)
  +..................................    128,800        676,728
Istituto Nazionale delle

  Assicurazioni (Insurance) +........    123,000        367,553
La Rinascente S.p.A. (Discretionary
  Retail) +..........................     43,600        436,750
Telecom Italia S.p.A.
  (Major Telecommunications) +.......     73,600        550,354
                                                     ----------
TOTAL ITALY                                           2,511,760
                                                     ----------

JAPAN (10.7%)
Exedy Corp. (Automotive) ............     19,500        103,307
Fuji Photo Film (Chemicals) .........     17,000        605,994
Kao Corp. (Consumer Products) .......     42,800        630,031
Minebea Co. Ltd.
  (Semiconductors and Electronics) ..     53,000        593,658
Mizuno Corp. (Consumer Products) ....    110,000        375,464
Nintendo Co. Ltd.
  (Semiconductors and Electronics) ..      6,300        578,839
Nippon Telegraph & Telephone
  (Major Telecommunications) ........         62        544,312
Onward Kashiyama Co., Ltd.
  (Textiles and Apparel) ............     31,000        398,850
Orix Corp. (Investment Services) ....      7,000        484,750
Santen Pharmaceutical Co., Ltd.
  (Drugs) ...........................     42,000        422,765
Seino Transportation Co., Ltd.
  (Surface Transport) ...............     60,000        346,477
Sony Corp. (Semiconductors and
  Electronics) ......................      6,200        516,628
Takefuji Corp. (Banks and Thrifts) ..      8,600        452,358
Terumo Corp. (Biotech and Medical
  Products) .........................     29,000        425,354
                                                     ----------
TOTAL JAPAN                                           6,478,787
                                                     ----------

MEXICO (1.6%)
Grupo Financiero Banamex Accival
  (Investment Services) +............    100,200        312,775
Panamerican Beverages, Inc.
  (Food and Beverage) ...............     16,000        638,000
                                                     ----------
TOTAL MEXICO                                            950,775
                                                     ----------

NETHERLANDS (5.5%)
Akzo Nobel NV (Chemicals) ...........      2,800        569,562
Hunter Douglas NV (Consumer
  Services) +........................      6,300        307,127
ING Groep NV (Banks and Thrifts) +...     14,973        973,004
KLM Royal Dutch Air Line (Surface
  Transport) +.......................      7,000        275,080
Philips Electronics NV
  (Semiconductors and Electronics) ..      6,800        599,060
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Print Media) .....................     19,100        618,233
                                                     ----------
TOTAL NETHERLANDS                                     3,342,066
                                                     ----------

NEW ZEALAND (0.4%)
Fernz Corp., Ltd. (Chemicals) .......     83,100        249,342
                                                     ----------



NORWAY (6.6%)
Christiania Bank Og Kredkasse
  (Banks and Thrifts) ...............     91,600     $  421,274
ContextVision AB
  (Biotech and Medical Products) +...     22,000        412,977
Merkantildata ASA
  (Data and Imaging Services) .......     51,500        649,097
Ocean Rig ASA (Oil) +................    531,000        516,187
Saga Petroleum ASA (Oil) +...........     19,700        390,933
Seateam Technology AS (Oil) +........     21,100        509,248
Tandberg Television ASA
  (Other Telecommunications) +.......     36,200        478,101
Tomra Systems ASA
  (Forest Products and Building
  Materials) ........................     19,900        640,382
                                                     ----------
TOTAL NORWAY                                          4,018,199
                                                     ----------

SPAIN (3.2%)
Banco Santander (Banks and Thrifts) .      8,000        422,531
Cortefiel SA (Discretionary Retail) .     12,600        298,435
Iberdrola SA (Electric Utilities) ...     36,200        581,898
Telefonica de Espana
  (Major Telecommunications) ........     15,500        646,787
                                                     ----------
TOTAL SPAIN                                           1,949,651
                                                     ----------

SWEDEN (4.1%)
Celsius AB (Conglomerate and
  Aerospace) +.......................     20,500        455,626
Industrial & Financial Systems
  (Data and Imaging Services) +......     29,500        310,675
Mo Och Domsjoe AB
  (Forest Products and Building
  Materials) ........................     13,700        424,872
Skandinaviska Enskilda Banken
  (Banks and Thrifts) ...............     20,800        346,720
Svenska Handelsbanken (Investment
  Services)                                9,300        421,810
WM-Data AB (Computers) +.............     17,300        520,869
                                                     ----------
TOTAL SWEDEN                                          2,480,572
                                                     ----------

SWITZERLAND (5.8%)
Credit Suisse Group (Banks and
  Thrifts) +.........................      3,800        836,056
Fischer (Georg) AG (Auto Parts and
  Hardware) .........................      1,350        522,035
Kuoni Reisen AG (Commercial
  Services) +........................        100        536,702
Nestle SA Registered Shares
  (Food and Beverage) +..............        275        533,536
Novartis AG Registered Shares
  (Health Services) .................        285        471,231
Union Bank of Switzerland (Banks and
  Thrifts) ..........................        370        595,986
                                                     ----------
TOTAL SWITZERLAND                                     3,495,546
                                                     ----------

UNITED KINGDOM (13.9%)
Bank of Scotland (Banks and Thrifts)      37,751        463,930
Cadbury Schweppes Plc (Food and
  Beverage) .........................     37,000        540,382
Glaxo Wellcome Plc (Drugs) ..........     19,194        542,361
Granada Group Plc (Consumer
  Services) +........................     43,817        754,599
Kingfisher Plc (Discretionary
  Retail) ...........................     33,500        608,290

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INTERNATIONAL (CONTINUED)

-------------------------------------------------------------------------------

                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                       ----------    -----------
UNITED KINGDOM (CONTINUED)
Lonrho Plc (Manufacturing) ..........     69,447     $  500,457
Mckechnie Plc (Consumer Services) ...     24,400        203,168
National Westminster Bank Plc
  (Banks and Thrifts) ...............     24,600        492,340
NFC Plc (Surface Transport) .........    116,700        350,245
Pearson Plc (Print Media) ...........     25,300        396,366
Peninsular & Oriental Steam
  Navigation  Co. (Surface
  Transport) +.......................     40,200        593,167
Royal & Sun Alliance Insurance Group
  Plc (Insurance) +..................     16,800        187,639
Schroders (Banks and Thrifts) .......     10,000        478,192
Shell Transport & Trading Co. (Oil) .     41,500        308,777
Siebe Plc (Diversified) .............      9,700        219,571
Tesco Plc (Discretionary Retail) ....     44,400        415,726
Tomkins Plc (Consumer Services) .....     57,473        338,254
Unilever Plc (Consumer Products) ....     47,900        510,166
Vodafone Group Plc
  (Other Telecommunications) ........     49,411        541,130
                                                     ----------
TOTAL UNITED KINGDOM                                  8,444,760
                                                     ----------

TOTAL COMMON STOCKS (COST $44,306,023)               55,415,898
                                                     ----------

PREFERRED STOCKS (2.1%)

GERMANY (2.1%)

Henkel KGAA (Chemicals) +............      6,050        471,998
Hugo Boss AG (Textiles and Apparel) +        170        312,622
SAP AG (Data and Imaging Services) +.        950        474,868
                                                     ----------

TOTAL PREFERRED STOCKS (COST $1,023,195)              1,259,488
                                                     ----------

                                        PRINCIPAL
                                         AMOUNT
                                        ---------

SHORT-TERM INVESTMENTS (3.1%)
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 0.00%, 05/01/98.......  $1,707,000     1,707,000
U.S. Treasury  Bill, 5.02%, 08/20/98.     200,000       196,948
                                                    -----------

TOTAL SHORT-TERM BONDS AND NOTES (COST $1,903,889)    1,903,948
                                                    -----------
TOTAL INVESTMENTS (COST $47,233,107)(A)              58,579,334

OTHER ASSETS LESS LIABILITIES                         2,061,715
                                                    -----------

TOTAL NET ASSETS                                    $60,641,049
                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $49,744,836. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ....................               $12,227,949
Unrealized losses ...................                (3,393,451)
                                                    -----------
  Net unrealized gain ...............                $8,834,498
                                                    ===========

+  Non-income producing security.

++ This security has been determined to be illiquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


18  See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
MID CAP

-------------------------------------------------------------------------------

                                           NUMBER OF     MARKET
                                             SHARES       VALUE
                                          ----------   ---------
COMMON STOCKS (99.0%)
AIR TRANSPORT (5.1%)
Airborne Freight Corp......................  3,400     $134,725
Northwest Airlines Corp.+..................  2,000      105,000
UAL Corp.+.................................    600       52,313
                                                       --------
                                                        292,038
                                                       --------

AUTOMOTIVE (1.4%)
Meritor Automotive, Inc....................  3,100       80,019
                                                       --------

BANKS AND THRIFTS (8.9%)
AmSouth Bancorporation.....................  2,000      124,750
Dime Bancorp, Inc..........................  3,400      104,338
SouthTrust Corp............................  4,050      172,883
Washington Federal.........................  3,900      109,688
                                                       --------
                                                        511,659
                                                       --------

BIOTECH AND MEDICAL PRODUCTS (7.9%)
Arterial Vascular Engineering, Inc.+.......    400       14,150
Centocor, Inc.+............................    700       29,531
Datascope Corp.+...........................  4,800      135,000
Genentech, Inc.+...........................  1,200       83,100
Hillenbrand Industries, Inc................  1,700      106,038
Quintiles Transnational Corp.+.............  1,700       84,150
                                                       --------
                                                        451,969
                                                       --------

COMMERCIAL SERVICES (2.6%)
AccuStaff, Inc.+...........................  4,200      150,675
                                                       --------

CONGLOMERATE AND AEROSPACE (2.7%)
Gulfstream Aerospace Corp.+................    100        4,194
Thiokol Corp...............................  2,800      150,850
                                                       --------
                                                        155,044
                                                       --------

CONSUMER PRODUCTS (1.5%)
Blyth Industries, Inc.+....................  2,400       88,050
                                                       --------

CONSUMER SERVICES (4.8%)
Brinker International, Inc.+...............  2,100       50,400
Carnival Corp..............................  1,200       83,475
Promus Hotel Corp.+........................  3,100      140,081
                                                       --------
                                                        273,956
                                                       --------

DATA AND IMAGING SERVICES (7.3%)
Cadence Design Systems, Inc.+..............  2,800      101,675
Compuware Corp.+...........................  4,200      205,274
J.D. Edwards & Co.+........................  1,400       49,875
Symantec Corp.+............................  2,200       63,800
                                                       --------
                                                        420,624
                                                       --------

DISCRETIONARY RETAIL (8.7%)
Dollar Tree Stores, Inc.+..................  2,500      135,625
Family Dollar Stores, Inc..................  4,000      136,000
Fingerhut Companies, Inc...................  3,500      103,688
Office Depot, Inc.+........................  3,800      125,875
                                                       --------
                                                        501,188
                                                       --------

DIVERSIFIED FINANCIAL SERVICES (2.5%)
Equitable Co., Inc. (The)..................  2,300     $141,163
                                                       --------

DRUGS (1.6%)
Rexall Sundown, Inc.+......................  2,900       92,619
                                                       --------

ELECTRIC UTILITIES (2.6%)
New York State Electric & Gas Corp.........  3,600      150,300
                                                       --------

ELECTRONIC MEDIA (1.1%)
Chancellor Media Corp.+....................  1,300       61,669
                                                       --------

FOOD AND BEVERAGE (1.6%)
Interstate Bakeries Corp...................  3,000       95,063
                                                       --------

FOREST PRODUCTS AND BUILDING MATERIALS (5.4%)
Georgia-Pacific Corp.......................  3,800       97,375
Lafarge Corp...............................  2,000       80,000
Southdown, Inc.............................  1,900      134,425
                                                       --------
                                                        311,800
                                                       --------

HEALTH SERVICES (3.3%)
Beverly Enterprises, Inc.+.................  4,000       63,000
NovaCare, Inc.+............................  9,100      126,831
                                                       --------
                                                        189,831
                                                       --------

INSURANCE (3.6%)
AMBAC, Inc.................................  1,700       96,369
Old Republic International Corp............  2,400      108,600
                                                       --------
                                                        204,969
                                                       --------

INVESTMENT SERVICES (6.0%)
Bear Stearns Co., Inc. (The)...............  3,500      199,718
Lehman Brothers Holdings, Inc..............  2,000      142,125
                                                       --------
                                                        341,843
                                                       --------

OTHER TELECOMMUNICATIONS (4.5%)
360 Communications Co.+....................    800       24,450
ADC Telecommunications, Inc.+..............  2,400       71,850
Century Telephone Enterprises, Inc.........  3,750      159,608
                                                       --------
                                                        255,908
                                                       --------

PRINT MEDIA (1.5%)
Media General, Inc.........................  1,800       85,500
                                                       --------

PRODUCER GOODS (2.5%)
Kaydon Corp................................    200        8,763
Trinity Industries, Inc....................  2,700      137,700
                                                       --------
                                                        146,463
                                                       --------

SEMICONDUCTORS AND ELECTRONICS (1.9%)
Maxim Integrated Products, Inc.+...........  2,700      109,013
                                                       --------

SPECIALTY CHEMICALS (4.4%)

International Specialty Products, Inc.+....  4,700       93,706
Millennium Chemicals, Inc..................  4,400      157,849
                                                       --------
                                                        251,555
                                                       --------

                                      See Notes to Portfolio of Investments.  19

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
MID CAP (CONTINUED)

-------------------------------------------------------------------------------

                                           NUMBER OF     MARKET
                                            SHARES       VALUE
                                          ----------   ---------
STEEL (3.2%)
AK Steel Holding Corp......................  4,200   $   88,200
Alumax, Inc................................  1,900       93,813
                                                     ----------
                                                        182,013
                                                     ----------

TEXTILES AND APPAREL (2.4%)
Burlington Industries, Inc.+...............  7,800      136,500
                                                     ----------
TOTAL INVESTMENTS (COST $5,064,759)(A)                5,681,431

OTHER ASSETS LESS LIABILITIES                            55,422
                                                     ----------

TOTAL NET ASSETS                                     $5,736,853
                                                     ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ......................              $  665,111
Unrealized losses .....................                 (48,439)
                                                     ----------
  Net unrealized gain .................              $  616,672
                                                     ==========

+   Non-income producing security.

Category percentages are based on net assets.


20  See Notes to Financial Statements.

CAPITAL APPRECTIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
SMALL COMPANY
-------------------------------------------------------------------------------

                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                        ---------     ----------
COMMON STOCKS (91.0%)
AIR TRANSPORT (1.5%)
ASA Holdings, Inc.....................    15,800      $ 600,400
                                                      ---------

AUTOMOTIVE (1.1%)
Arvin Industries, Inc.................    10,700        438,031
                                                      ---------

BANKS AND THRIFTS (2.8%)
Cullen/Frost Bankers, Inc.............     9,600        561,600
Heritage Financial Corp...............    13,200        206,250
Life Financial Corp.+.................     3,800         86,450
Timberland Bancorp, Inc.+.............    14,700        266,438
                                                      ---------
                                                      1,120,738
                                                      ---------

BIOTECH AND MEDICAL PRODUCTS (2.5%)
CNS, Inc.+............................    83,900        419,500
Hologic, Inc.+........................    24,000        564,000
                                                      ---------
                                                        983,500
                                                      ---------

CHEMICALS (0.5%)
Borden Chemicals and Plastics.........    28,600        191,263
                                                      ---------

COMPUTERS (1.1%)
Dunn Computer Corp.+..................    47,200        413,000
                                                      ---------

CONSUMER FINANCE (2.4%)
Medallion Financial Corp..............    31,800        950,024
                                                      ---------

CONSUMER PRODUCTS (4.8%)
Church & Dwight, Inc..................    17,100        526,894
Suprema Specialties, Inc.+............    65,300        234,672
Twinlab Corp.+........................    11,400        447,450
Vlasic Foods International, Inc.+.....    29,400        678,038
                                                      ---------
                                                      1,887,054
                                                      ---------

CONSUMER SERVICES (2.9%)
Dollar Thrifty Automotive Group, Inc.+    28,200        532,275
Primadonna Resorts, Inc.+.............    33,300        595,238
                                                      ---------
                                                      1,127,513
                                                      ---------

DATA AND IMAGING SERVICES (10.0%)
Diamond Multimedia Systems, Inc.+.....    35,600        413,850
Harbinger Corp.+......................    13,100        476,513
Mapics, Inc.+.........................    39,500        701,124
Netspeak Corp.+.......................    13,100        318,494
Proxim, Inc.+.........................    26,200        393,000
QLogic Corp.+.........................    17,200        765,399
Radiant Systems, Inc.+................    20,000        450,000
Wall Data, Inc.+......................    26,600        408,975
                                                      ---------
                                                      3,927,355
                                                      ---------

DISCRETIONARY RETAIL (3.8%)
Elder-Beerman Stores Corp. (The)+.....    15,700        423,900
Marks Brothers Jewelers, Inc.+........    31,400        569,125
Mens Wearhouse, Inc.+.................    12,100        509,713
                                                      ---------
                                                      1,502,738
                                                      ---------

ELECTRONIC MEDIA (6.0%)
Clearview Cinema Group, Inc.+.........    19,800        398,475
Jones Intercable, Inc.+...............    48,900        984,112

ELECTRONIC MEDIA (CONTINUED)
Paxson Communications Corp.+..........    48,200      $ 647,688
TCI Music, Inc. - Class A+............    39,300        338,963
                                                      ---------
                                                      2,369,238
                                                      ---------

FOOD AND BEVERAGE (1.5%)
Lance, Inc............................    17,900        384,850
Unimark Group, Inc.+..................    41,300        201,338
                                                      ---------
                                                        586,188
                                                      ---------

FOREST PRODUCTS AND BUILDING MATERIALS (6.8%)
Centex Construction Products, Inc.....    10,300        378,525
Lone Star Industries, Inc.............     5,000        413,125
Pope & Talbot, Inc....................    47,200        734,549
Triangle Pacific Corp.+...............    10,500        456,750
Unisource Worldwide, Inc..............    55,500        704,155
                                                      ---------
                                                      2,687,104
                                                      ---------

GAS UTILITIES (3.5%)
Kaneb Services, Inc.+.................   117,500        690,313
KN Energy, Inc........................    11,700        686,644
                                                      ---------
                                                      1,376,957
                                                      ---------

HEALTH SERVICES (3.2%)
Bindley Western Industries, Inc.......    13,100        509,263
Paragon Health Network, Inc.+.........    29,600        553,150
Renex Corp.+..........................    34,700        208,200
                                                      ---------
                                                      1,270,613
                                                      ---------
HEAVY MACHINERY (1.1%)
Terex Corp.+..........................    13,800        422,625
                                                      ---------
HOUSING AND FURNISHINGS (2.6%)
Schuler Homes, Inc.+..................    52,500        465,938
Winsloew Furniture, Inc.+.............    20,700        556,313
                                                      ---------
                                                      1,022,251
                                                      ---------
INDUSTRIAL SERVICES (0.5%)
CET Environmental Services, Inc.+.....    35,400        210,188
                                                      ---------
INSURANCE (5.7%)
LandAmerica Financial Group, Inc......    15,000        791,249
LaSalle Re Holdings Ltd...............    10,300        376,594
Reliastar Financial Corp..............    12,700        579,438
State Auto Financial Corp.............    13,300        483,788
                                                      ---------
                                                      2,231,069
                                                      ---------
INVESTMENT SERVICES (1.0%)
Waddell & Reed Financial..............    15,500        383,625
                                                      ---------
OIL (2.8%)
Core Laboratories N.V.+...............    21,100        598,713
Triton Energy Ltd.+...................    12,500        501,563
                                                      ---------
                                                      1,100,276
                                                      ---------
OIL SERVICES (2.1%)
McDermott International, Inc..........    20,100        831,637
                                                      ---------
OTHER TELECOMMUNICATIONS (3.1%)
Cidco, Inc.+..........................    78,400        676,200
Price Communications Corp.+...........    34,900        532,225
                                                      ---------
                                                      1,208,425
                                                      ---------

                                      See Notes to Portfolio of Investments.  21

CAPITAL APPRECTIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
SMALL COMPANY (CONTINUED)
-------------------------------------------------------------------------------

                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                        ---------     ----------
PRODUCER GOODS (7.4%)
Alpine Group, Inc. (The)+.............    49,900     $1,038,543
Global Industrial Technologies, Inc.+.    45,400        814,362
Kuhlman Corp..........................     5,700        279,300
Mueller Industries, Inc.+.............    11,800        798,712
                                                     ----------
                                                      2,930,917
                                                     ----------

REAL ESTATE INVESTMENT TRUSTS (1.8%)
Equity Inns, Inc......................    24,100        355,475
Glenborough Realty Trust, Inc.........    12,600        337,838
                                                     ----------
                                                        693,313
                                                     ----------

SPECIALTY CHEMICALS (4.4%)
Agribiotech, Inc.+....................    25,900        394,975
Alcide Corp.+.........................    10,200        469,200
Crompton & Knowles Corp.+.............    11,600        347,275
Eco Soil Systems, Inc.+...............    52,300        503,388
                                                     ----------
                                                      1,714,838
                                                     ----------

SURFACE TRANSPORT (4.1%)
Knightsbridge Tankers Ltd.............    28,400        816,499
Royal Olympic Cruise Lines, Inc.+.....    44,200        812,174
                                                     ----------
                                                      1,628,673
                                                     ----------

TOTAL COMMON STOCKS (COST $31,360,393)               35,809,553
                                                     ----------

                                        PRINCIPAL
                                          AMOUNT
                                        ---------

SHORT-TERM INVESTMENTS (7.2%)
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.45%, 05/01/98........  $2,741,000    2,741,000
U.S. Treasury, Comm. Paper, 5.03%,
  08/20/98@...........................     100,000       98,482
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS (COST                    2,839,482
  $2,839,451)                                       -----------
TOTAL INVESTMENTS (COST $34,199,844)(A)              38,649,035

OTHER ASSETS LESS LIABILITIES                           711,314
                                                    -----------

TOTAL NET ASSETS                                    $39,360,349
                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $34,373,594. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains .....................              $5,399,692
Unrealized losses ....................              (1,124,251)
                                                    ----------
  Net unrealized gain ................              $4,275,441
                                                    ==========

Information concerning open futures contracts at April 30, 1998 is shown below:



                            NO. OF     INITIAL      EXPIRATION     UNREALIZED
LONG CONTRACTS            CONTRACTS     VALUE          DATE        GAIN/(LOSS)
                          ---------    ---------   -----------     -----------
Russell 2000 Index Future    5         $1,196,311    June 98         $21,144
                                       ==========                  ===========

+   Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.

22  See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
VALUE OPPORTUNITY
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES        VALUE
                                         ----------    ---------
COMMON STOCKS (89.6%)
AIR TRANSPORT (1.9%)
UAL Corp.+..............................    1,300      $113,344
                                                       --------

AUTOMOTIVE (3.3%)
Eaton Corp..............................    2,100       193,988
                                                       --------

BANKS AND THRIFTS (5.1%)
Citicorp................................    1,000       150,500
Wells Fargo & Co........................      400       147,400
                                                       --------
                                                        297,900
                                                       --------

BIOTECH AND MEDICAL PRODUCTS (3.3%)
Amgen, Inc.+............................    3,200       190,800
                                                       --------

CHEMICALS (5.0%)
Du Pont (E.I.) de Nemours...............    2,500       182,031
Rohm & Haas Co..........................    1,000       107,813
                                                       --------
                                                        289,844
                                                       --------

COMPUTERS (6.7%)
Compaq Computer Corp....................    5,000       140,313
International Business Machines, Inc....    2,200       254,924
                                                       --------
                                                        395,237
                                                       --------

CONGLOMERATE AND AEROSPACE (1.6%)
Boeing Co.+.............................    1,900        95,119
                                                       --------

CONSUMER FINANCE (2.4%)
Federal Home Loan Mortgage Corp.........    3,000       138,938
                                                       --------

CONSUMER PRODUCTS (2.6%)
Kimberly-Clark Corp.....................    3,000       152,250
                                                       --------

CONSUMER SERVICES (3.1%)
Hilton Hotels Corp......................    5,700       182,044
                                                       --------

DATA AND IMAGING SERVICES (2.8%)
Quantum Corp.+..........................    7,000       164,500
                                                       --------

DISCRETIONARY RETAIL (6.5%)
Federated Department Stores, Inc.+......    4,700       231,180
Officemax, Inc.+........................    8,000       150,500
                                                       --------
                                                        381,680
                                                       --------

DIVERSIFIED FINANCIAL SERVICES (5.4%)
American Express Co.....................    1,500       153,000
Travelers Group, Inc....................    2,700       165,206
                                                       --------
                                                        318,206
                                                       --------

FOOD AND BEVERAGE (2.7%)
PepsiCo, Inc............................    4,000       158,750
                                                       --------

FOREST PRODUCTS AND BUILDING MATERIALS (3.4%)
Owens-Illinois, Inc.+...................    5,000       197,813
                                                       --------

GAS UTILITIES (2.9%)
Enron Corp..............................    3,500       172,156
                                                       --------

HEAVY MACHINERY (3.6%)
Deere & Co..............................    3,600       210,374
                                                       --------

INSURANCE (2.5%)
Annuity And Life Re (Hldgs)+............    6,100       145,638
                                                       --------



MAJOR TELECOMMUNICATIONS (4.0%)
AT&T Corp...............................    2,300      $138,144
Bell Atlantic Corp......................    1,000        93,563
                                                       --------
                                                        231,707
                                                       --------

OIL (7.1%)
Amerada Hess Corp.......................    1,700        97,750
Lyondell Petrochemical Co...............    5,000       164,375
Murphy Oil Corp.........................    3,000       154,313
                                                       --------
                                                        416,438
                                                       --------

OIL SERVICES (7.9%)
McDermott International, Inc............    6,000       248,249
Noble Drilling Corp.+...................    6,600       213,262
                                                       --------
                                                        461,511
                                                       --------

SEMICONDUCTORS AND ELECTRONICS (3.5%)
PRI Automation, Inc.+...................    7,600       203,300
                                                       --------

SURFACE TRANSPORT (2.3%)
Kansas City Southern Industries, Inc....    3,000       135,563
                                                       --------

TOTAL COMMON STOCKS (COST $4,905,654)                 5,247,100
                                                      ---------


                                          PRINCIPAL
                                           AMOUNT
                                          --------

SHORT-TERM INVESTMENTS (9.0%)
Federal Home Loan Mortgage Corp., Comm.
  Paper, 5.45%, 05/01/98................  $526,000      526,000
                                                     ----------

TOTAL SHORT-TERM INVESTMENTS (COST
  $526,000)                                             526,000
                                                     ----------
TOTAL INVESTMENTS (COST $5,431,654)(A)                5,773,100

OTHER ASSETS LESS LIABILITIES                            82,571
                                                     ----------

TOTAL NET ASSETS                                     $5,855,671
                                                     ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $5,436,696. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ......................                $418,329
Unrealized losses .....................                 (81,925)
                                                      ---------
  Net unrealized gain .................                $336,404
                                                      =========

+   Non-income producing security.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  23

CAPITAL APPRECIATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value ................................................................................................
Cash ........................................................................................................................
Cash denominated in foreign currencies ......................................................................................
Receivable for:
  Dividends and interest ....................................................................................................
  Investments sold ..........................................................................................................
  Fund shares sold ..........................................................................................................
  Recoverable foreign taxes .................................................................................................
  Variation margin ..........................................................................................................
  Reimbursment from Investment Adviser ......................................................................................
Prepaid expenses ............................................................................................................
Other assets ................................................................................................................
Gross unrealized gain on forward foreign currency exchange contracts ........................................................
         Total assets .......................................................................................................
LIABILITIES:
Payable for:
  Investments purchased .....................................................................................................
  Fund shares redeemed ......................................................................................................
Other liabilities ...........................................................................................................
Gross unrealized loss on forward foreign currency exchange contracts ........................................................
         Total liabilities ..................................................................................................
  NET ASSETS ................................................................................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .............................................................................................................
Net unrealized gain (loss) on investments, open futures contracts and foreign currency related transactions .................
Undistributed (distributions in excess of) net investment income ............................................................
Accumulated net realized gain on investments ................................................................................
  NET ASSETS ................................................................................................................
CAPITAL SHARES:
Class I:
  Outstanding ...............................................................................................................
  Net Assets ................................................................................................................
  Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................
Class A:
  Outstanding ...............................................................................................................
  Net Assets ................................................................................................................
  Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .......................

Cost of investments .........................................................................................................
Cost of cash denominated in foreign currencies ..............................................................................

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                              SMALL                  VALUE
                      GROWTH                INTERNATIONAL            MID CAP                 COMPANY               OPPORTUNITY
                   -------------            ------------            -----------            ------------            -----------
                   $120,691,621             $58,579,334             $5,681,431             $38,649,035             $5,773,100
                            748                   1,203                 98,163                   1,912                    232
                             --               2,158,583                     --                      --                     --

                         21,205                 204,349                  2,610                  30,443                  4,914
                      3,651,993               2,552,727                     --               1,358,495                569,096
                        169,355                  36,346                     --                  20,891                    100
                             --                  59,321                     --                      --                     --
                        156,800                      --                     --                  22,500                     --
                             --                   8,753                  9,739                   4,062                  9,737
                             --                      --                  4,900                      --                  5,160
                          1,483                     660                     --                     533                     --
                             --                  62,732                     --                      --                     --
                   ------------            ------------            -----------            ------------            -----------
                    124,693,205              63,664,008              5,796,843              40,087,871              6,362,339
                   ------------            ------------            -----------            ------------            -----------


                         98,477               2,759,637                 59,990                 682,569                506,668
                          9,208                   6,048                     --                   9,394                      -
                         96,103                 126,889                     --                  35,559                     --
                             --                 130,385                     --                      --                     --
                   ------------            ------------            -----------            ------------            -----------
                        203,788               3,022,959                 59,990                 727,522                506,668
                   ------------            ------------            -----------            ------------            -----------
                   $124,489,417             $60,641,049             $5,736,853             $39,360,349             $5,855,671
                   ============            ============            ===========            ============            ===========

                   $ 93,395,413             $48,593,496             $5,028,111             $29,867,489             $5,185,267
                     27,915,163              11,248,454                616,672               4,470,335                341,446
                        (66,762)                 95,608                 (1,228)                 12,113                  5,039
                      3,245,603                 703,491                 93,298               5,010,412                323,919
                   ------------            ------------            -----------            ------------            -----------
                   $124,489,417             $60,641,049             $5,736,853             $39,360,349             $5,855,671
                   ============            ============            ===========            ============            ===========


                      6,465,180               3,132,328                492,376               2,257,118                495,085
                   $113,005,089             $41,050,660             $5,619,618             $29,527,626             $5,608,742
                   $      17.48             $     13.11             $    11.41             $     13.08             $    11.33

                        666,241               1,497,368                 10,278                 771,756                 21,809
                   $ 11,484,328             $19,590,389             $  117,235             $ 9,832,723             $  246,929
                   $      17.24             $     13.08             $    11.41             $     12.74             $    11.32

                   $ 92,951,059             $47,233,107             $5,064,759             $34,199,844             $5,431,654
                             --             $ 2,150,508                     --                      --                     --

CAPITAL APPRECIATION FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ...................................................................................................................
Interest ....................................................................................................................

Foreign taxes withheld on dividends .........................................................................................
         Total investment income ............................................................................................
INVESTMENT EXPENSES:
Investment advisory fee .....................................................................................................
Administrative services fees ................................................................................................
12b-1 and shareholder services fees .........................................................................................
Printing and postage ........................................................................................................
Custody fees ................................................................................................................
Transfer agent fees .........................................................................................................
Audit fees ..................................................................................................................
Directors' fees .............................................................................................................
Registration fees ...........................................................................................................
Miscellaneous expenses ......................................................................................................
Expenses before reimbursement and waiver from Adviser .......................................................................
Expenses reimbursement and waiver from Adviser ..............................................................................
         Total expenses .....................................................................................................
Net investment income (loss).................................................................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Sale of investments .......................................................................................................
  Futures and forward foreign currency exchange contracts ...................................................................
  Foreign currency related transactions .....................................................................................
         Net realized gain on investments ...................................................................................
Net change in unrealized gain or loss on:
  Investments ...............................................................................................................
  Futures and forward foreign currency exchange contracts ...................................................................
  Foreign currency related transactions .....................................................................................
         Net change in unrealized gain or loss on investments ...............................................................
Net realized and change in unrealized gain or loss on investments ...........................................................
Net increase in net assets resulting from operations ........................................................................

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                       MID CAP                                   VALUE OPPORTUNITY
                                                                     PERIOD FROM                                    PERIOD FROM
                    GROWTH                   INTERNATIONAL        FEBRUARY 4, 1998         SMALL COMPANY         FEBRUARY 2, 1998
                   SIX MONTH                   SIX MONTH          (COMMENCEMENT OF           SIX MONTH           (COMMENCEMENT OF
                 PERIOD ENDED                 PERIOD ENDED           OPERATIONS)            PERIOD ENDED            OPERATIONS)
                APRIL 30, 1998               APRIL 30, 1998       TO APRIL 30, 1998        APRIL 30, 1998        TO APRIL 30, 1998
                ----------------            -----------------    --------------------     -----------------     --------------------
                   $    262,700             $   463,824             $    9,420             $   182,216              $   13,499
                        207,308                  50,812                  4,324                  64,653                   6,213
                   -------------            ------------            -----------            ------------             ----------
                        470,008                 514,636                 13,744                 246,869                  19,712
                         (1,110)                (58,539)                   (99)                     --                      --
                   -------------            ------------            -----------            ------------             ----------
                        468,898                 456,097                 13,645                 246,869                  19,712
                   -------------            ------------            -----------            ------------             ----------

                        345,015                 253,971                  9,688                 132,751                   9,312
                         83,142                  53,991                  1,292                  26,099                   1,330
                         19,112                  37,328                     65                  16,020                      84
                          5,561                   4,368                  1,317                   1,210                   1,317
                          3,731                 141,582                  3,435                   3,800                   3,435
                         36,298                  24,448                  6,193                  27,776                   6,194
                         10,011                  10,374                  4,413                   9,044                   4,413
                          1,480                     159                     35                     173                      35
                         29,532                  19,002                 18,939                  21,289                  18,971
                          1,778                   2,744                     27                     650                      18
                   -------------            ------------            -----------            ------------             ----------
                        535,660                 547,967                 45,404                 238,812                  45,109
                             --                 (27,385)               (30,531)                 (4,056)                (30,436)
                   -------------            ------------            -----------            ------------             ----------
                        535,660                 520,582                 14,873                 234,756                  14,673
                   -------------            ------------            -----------            ------------             ----------
                        (66,762)                (64,485)                (1,228)                 12,113                   5,039
                   -------------            ------------            -----------            ------------             ----------


                      3,223,079               2,767,972                 93,298               4,900,316                 323,919
                         66,188                 524,464                     --                  90,355                      --
                             --                (106,990)                    --                      --                      --
                   -------------            ------------            -----------            ------------             ----------
                      3,289,267               3,185,446                 93,298               4,990,671                 323,919
                   -------------            ------------            -----------            ------------             ----------

                     16,583,545               7,263,057                616,672                 (91,331)                341,446
                        174,601                 222,649                     --                  13,644                      --
                             --                    (993)                    --                      --                      --
                   -------------            ------------            -----------            ------------             ----------
                     16,758,146               7,484,713                616,672                 (77,687)                341,446
                   -------------            ------------            -----------            ------------             ----------
                     20,047,413              10,670,159                709,970               4,912,984                 665,365
                   -------------            ------------            -----------            ------------             ----------
                   $ 19,980,651             $10,605,674             $  708,742             $ 4,925,097              $  670,404
                   =============            ============            ===========            ============             ==========

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                              GROWTH
                                                                                              --------------------------------------
                                                                                                SIX MONTH
                                                                                               PERIOD ENDED
                                                                                              APRIL 30, 1998          YEAR ENDED
                                                                                               (UNAUDITED)         OCTOBER 31, 1997
                                                                                              --------------       ----------------
FROM OPERATIONS:
Net investment income (loss)......................................................            $    (66,762)            $     6,696
Net realized gain on investments .................................................               3,289,267              13,674,563
Net change in unrealized gain or loss on investments .............................              16,758,146               2,952,774
                                                                                              ------------             -----------
  Net increase in net assets resulting from operations ...........................              19,980,651              16,634,033
                                                                                              ------------             -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income ...................................................                      --                (105,591)
    From net realized gains on investments .......................................             (12,310,889)             (4,009,137)
Class A:
    From net realized gains on investments .......................................              (1,306,575)               (397,394)
                                                                                              ------------             -----------
  Decrease in net assets from distributions to shareholders ......................             (13,617,464)             (4,512,122)
                                                                                              ------------             -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ....................................................              20,188,776              31,803,299
    Net asset value of shares issued upon reinvestment of distributions ..........              12,292,734               4,107,903
    Cost of shares redeemed ......................................................              (7,401,018)            (10,259,791)
Class A:
    Proceeds from shares sold ....................................................               1,762,385               3,877,854
    Net asset value of shares issued upon reinvestment of distributions ..........               1,299,155                 394,605
    Cost of shares redeemed ......................................................                (849,391)             (1,300,776)
                                                                                              ------------             -----------
   Net increase in net assets from fund share transactions .......................              27,292,641              28,623,094
                                                                                              ------------             -----------
Change in net assets .............................................................              33,655,828              40,745,005
NET ASSETS:
Beginning of period ..............................................................              90,833,589              50,088,584
                                                                                              ------------             -----------
End of period ....................................................................            $124,489,417             $90,833,589
                                                                                              ============             ===========
End of period net assets includes distributions in excess of net investment income            $    (66,762)            $        --
                                                                                              ============             ===========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ........................................................               1,239,573               2,008,535
    Number of shares issued upon reinvestment of distributions ...................                 863,254                 294,473
    Number of shares redeemed ....................................................                (465,339)               (642,569)
                                                                                              ------------             -----------
  Net increase ...................................................................               1,637,488               1,660,439
                                                                                              ============             ===========
Class A:
    Number of shares sold ........................................................                 111,165                 244,633
    Number of shares issued upon reinvestment of distributions ...................                  92,401                  28,553
    Number of shares redeemed ....................................................                 (53,419)                (82,842)
                                                                                              ------------             -----------
  Net increase ...................................................................                 150,147                 190,344
                                                                                              ============             ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                          INTERNATIONAL
                                                                                              -------------------------------------
                                                                                                 SIX MONTH
                                                                                                PERIOD ENDED
                                                                                                APRIL 30, 1998         YEAR ENDED
                                                                                                (UNAUDITED)        OCTOBER 31, 1997
                                                                                               ---------------    -----------------
FROM OPERATIONS:
Net investment loss ...............................................................            $    (64,485)           $   (28,189)
Net realized gain on investments ..................................................               3,185,446             17,124,520
Net change in unrealized gain or loss on investments ..............................               7,484,713               (438,764)
                                                                                               ------------            -----------
  Net increase in net assets resulting from operations ............................              10,605,674             16,657,567
                                                                                               ------------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income ....................................................              (1,662,586)              (638,500)
    From net realized gains on investments ........................................             (10,150,005)            (3,470,621)
Class A:
    From net investment income ....................................................                (440,511)              (234,230)
    From net realized gains on investments ........................................              (3,463,760)            (1,729,395)
                                                                                               ------------            -----------
  Decrease in net assets from distributions to shareholders .......................             (15,716,862)            (6,072,746)
                                                                                               ------------            -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold .....................................................               4,156,428              8,286,965
    Net asset value of shares issued upon reinvestment of distributions ...........               6,766,091              2,046,351
    Cost of shares redeemed .......................................................             (21,637,660)            (7,135,984)
Class A:
    Proceeds from shares sold .....................................................                 955,755              2,003,620
    Net asset value of shares issued upon reinvestment of distributions ...........                 918,001                183,050
    Cost of shares redeemed .......................................................                (837,432)            (9,217,016)
                                                                                               ------------            -----------
  Net decrease in net assets from fund share transactions .........................              (9,678,817)            (3,833,014)
                                                                                               ------------            -----------
Change in net assets ..............................................................             (14,790,005)             6,751,807
NET ASSETS:
Beginning of period ...............................................................              75,431,054             68,679,247
                                                                                               ------------            -----------
End of period .....................................................................            $ 60,641,049            $75,431,054
                                                                                               ============            ===========
End of period net assets includes undistributed net investment income .............            $     95,608            $ 2,263,190
                                                                                               ============            ===========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .........................................................                 391,767                630,372
    Number of shares issued upon reinvestment of distributions ....................                 578,793                172,688
    Number of shares redeemed .....................................................              (1,968,624)              (556,978)
                                                                                               ------------            ------------
  Net increase (decrease) .........................................................                (998,064)               246,082
                                                                                               ------------            -----------
Class A:
    Number of shares sold .........................................................                  87,569                151,961
    Number of shares issued upon reinvestment of distributions ....................                  78,529                 15,434
    Number of shares redeemed .....................................................                 (73,592)              (707,347)
                                                                                               ------------            -----------
  Net increase (decrease) .........................................................                  92,506               (539,952)
                                                                                               ============            ===========

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                                               MID CAP
                                                                                                           ---------------
                                                                                                             PERIOD FROM
                                                                                                         FEBRUARY 4, 1998 TO
                                                                                                            APRIL 30, 1998
                                                                                                             (UNAUDITED)
                                                                                                           ---------------
FROM OPERATIONS:
Net investment loss .............................................................................            $   (1,228)
Net realized gain on investments ................................................................                93,298
Net change in unrealized gain or loss on investments ............................................               616,672
                                                                                                             ----------
  Net increase in net assets resulting from operations ..........................................               708,742
                                                                                                             ----------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ...................................................................             4,925,000
Class A:
    Proceeds from shares sold ...................................................................               103,111
                                                                                                             ----------
   Net increase in net assets from fund share transactions ......................................             5,028,111
                                                                                                             ----------
Change in net assets ............................................................................             5,736,853
NET ASSETS:
Beginning of period .............................................................................                    --
                                                                                                             ----------
End of period ...................................................................................            $5,736,853
                                                                                                             ==========
End of period net assets includes distributions in excess of net investment income ..............            $   (1,228)
                                                                                                             ==========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .......................................................................               492,376
                                                                                                             ----------
  Net increase ..................................................................................               492,376
                                                                                                             ==========
Class A:
    Number of shares sold .......................................................................                10,278
                                                                                                             ----------
  Net increase ..................................................................................                10,278
                                                                                                             ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                          SMALL COMPANY
                                                                                              -------------------------------------
                                                                                               SIX MONTH
                                                                                              PERIOD ENDED
                                                                                            APRIL 30, 1998            YEAR ENDED
                                                                                              (UNAUDITED)          OCTOBER 31, 1997
                                                                                             --------------        -----------------
FROM OPERATIONS:
Net investment income (loss).......................................................            $    12,113             $  (154,521)
Net realized gain on investments ..................................................              4,990,671               8,002,725
Net change in unrealized gain or loss on investments ..............................                (77,687)                979,948
                                                                                               ------------            -----------
  Net increase in net assets resulting from operations ............................              4,925,097               8,828,152
                                                                                               ------------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net realized gains on investments ........................................             (5,681,438)             (7,329,361)
Class A:
    From net realized gains on investments ........................................             (2,106,331)               (972,925)
                                                                                               ------------            -----------
  Decrease in net assets from distributions to shareholders .......................             (7,787,769)             (8,302,286)
                                                                                               ------------            -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold .....................................................             11,358,347              16,815,478
    Net asset value of shares issued upon reinvestment of distributions ...........              5,093,693               1,837,628
    Cost of shares redeemed .......................................................             (7,556,709)            (28,092,572)
Class A:
    Proceeds from shares sold .....................................................              2,510,545               2,870,705
    Net asset value of shares issued upon reinvestment of distributions ...........              2,020,034                 911,095
    Cost of shares redeemed .......................................................               (940,783)             (1,139,498)
                                                                                               ------------            -----------
  Net increase (decrease) in net assets from fund share transactions ..............             12,485,127              (6,797,164)
                                                                                               ------------            -----------
Change in net assets ..............................................................              9,622,455              (6,271,298)
NET ASSETS:
Beginning of period ...............................................................             29,737,894              36,009,192
                                                                                               ------------            -----------
End of period .....................................................................            $39,360,349             $29,737,894
                                                                                               ============            ===========
End of period net assets includes undistributed net investment income .............            $    12,113             $        --
                                                                                               ============            ===========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .........................................................                887,731               1,328,482
    Number of shares issued upon reinvestment of distributions ....................                447,994                 157,196
    Number of shares redeemed .....................................................               (535,920)             (2,218,247)
                                                                                               ------------            -----------
  Net increase (decrease) .........................................................                799,805                (732,569)
                                                                                               ============            ===========
Class A:
    Number of shares sold .........................................................                198,616                 203,638
    Number of shares issued upon reinvestment of distributions ....................                182,314                  79,225
    Number of shares redeemed .....................................................                (74,745)                (86,725)
                                                                                               ------------            -----------
  Net increase ....................................................................                306,185                 196,138
                                                                                               ============            ===========

CAPITAL APPRECIATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                                              VALUE
                                                                                                           OPPORTUNITY
                                                                                                        -------------------
                                                                                                            PERIOD FROM
                                                                                                        FEBRUARY 2, 1998 to
                                                                                                           APRIL 30, 1998
                                                                                                            (UNAUDITED)
                                                                                                        -------------------

FROM OPERATIONS:
Net investment income ...........................................................................           $    5,039
Net realized gain on investments ................................................................              323,919
Net change in unrealized gain or loss on investments ............................................              341,446
                                                                                                            ----------
  Net increase in net assets resulting from operations ..........................................              670,404
                                                                                                            ----------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ...................................................................            4,953,990
Class A:
    Proceeds from shares sold ...................................................................              246,647
    Cost of shares redeemed .....................................................................              (15,370)
                                                                                                            ----------
   Net increase in net assets from fund share transactions ......................................            5,185,267
                                                                                                            ----------
Change in net assets ............................................................................            5,855,671
NET ASSETS:
Beginning of period .............................................................................                   --
                                                                                                            ----------
End of period ...................................................................................           $5,855,671
                                                                                                            ==========
End of period net assets includes undistributed net investment income ...........................           $    5,039
                                                                                                            ==========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .......................................................................              495,085
                                                                                                            ----------
  Net increase ..................................................................................              495,085
                                                                                                            ==========
Class A:
    Number of shares sold .......................................................................               23,202
    Number of shares redeemed ...................................................................               (1,393)
                                                                                                            ----------
  Net increase ..................................................................................               21,809
                                                                                                            ==========

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1.  ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Growth Fund, Aetna International Fund, Aetna Mid Cap Fund, Aetna Small Company Fund and Aetna Value Opportunity Fund.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer two classes of shares, Class I (formerly Select Class shares) and Class A (formerly Adviser Class shares). Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows:
International on December 27, 1991, Growth and Small Company on December 23, 1993, Value Opportunity on February 2, 1998, and Mid Cap on February 4, 1998. Class A shares are offered to all others and generally are subject to front end sales charges payable upon purchase. Additionally, Class A shares are subject to a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except Value Opportunity and Mid Cap, which were made available to the public February 2, 1998 and February 4, 1998, respectively.

The following is each Fund's investment objective:

   AETNA GROWTH FUND (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL FUND (International, formerly International Growth
   Fund) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

   AETNA MID CAP FUND (Mid Cap) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

   AETNA SMALL COMPANY FUND (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY FUND (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. Value Opportunity will use a value-oriented approach to stock selection.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment
Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. became each Fund's principal underwriter

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.  VALUATION OF INVESTMENTS
Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

--------------------------------------------------------------------------------

C.  ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A under the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. Each Fund may invest up to 15% of its total assets in illiquid securities. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D.  FEDERAL INCOME TAXES

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E.  DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

F.  OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays the Investment Adviser a monthly fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of April 30, 1998:



                                    FEE                  EFFECTIVE
                                   RANGE                    RATE
                             -------------------      -----------------
     Growth                     0.70%-0.550%               0.70%
     International              0.85%-0.700%               0.85%
     Mid Cap                    0.75%-0.600%               0.75%
     Small Company              0.85%-0.725%               0.85%
     Value Opportunity          0.70%-0.550%               0.70%

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES (CONTINUED)

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.25% of the average daily Class I net assets. For the period February 1, 1998 through April 30, 1998, Aeltus paid ALIAC $152,024.

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Growth, International and Small Company's Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC collected $357,735 from the Funds, of which it paid $230,807 to Aeltus.

Effective February 2, 1998, the Company and Aeltus entered into an administrative services agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets. For the period November 1, 1997 through February 1, 1998, ALIAC collected $115,235 in administrative services fees from the Funds.

The Shareholder Services Plan for the Class A (formerly Adviser Class) shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, the Funds paid AISI $14,273 in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for Class A shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to January 1, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A shares. For the period ended April 30, 1998, the Funds paid AISI $58,336 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A shares.

4.  REIMBURSEMENT FROM INVESTMENT ADVISER

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended April 30, 1998, the reimbursements were as follows:

                                  FUND TOTAL
                                  ----------
     International                 $27,385
     Mid Cap                        30,531
     Small Company                   4,056
     Value Opportunity              30,436

--------------------------------------------------------------------------------

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES
Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1998 were:

                              COST OF PURCHASES       PROCEEDS FROM SALES
                              -----------------       -------------------
  Growth                        $ 78,703,778             $ 70,644,558
  International                   44,597,812               68,679,292
  Mid Cap                          6,499,719                1,528,258
  Small Company                   34,291,600               29,374,439
  Value Opportunity                8,169,099                3,587,891

6.  CAPITAL LOSS CARRYFORWARDS

On September 13, 1996, International acquired all of the assets and liabilities of Aetna Asian Growth Fund (Asian Growth). In connection with the acquisition, International assumed approximately $3,000,000 in capital loss carryforward which can be used by International, subject to certain limitations, to offset future capital gains. As of April 30, 1998, International had approximately $1,400,000 of the original carryforward remaining to offset future capital gains, if any. This carryforward will expire in the year 2002, if not applied against future capital gains.

7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At April 30, 1998, International had the following open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $67,653 on these contracts, are included in the accompanying financial statements. The terms of the open contracts are as follows:

INTERNATIONAL
-------------
  EXCHANGE       CURRENCY TO          U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
  --------       ------------        --------------        -----------         --------------       -----------
CONTRACTS TO SELL
-----------------
5/18/1998           490,000             $818,966             814,772              $814,772            ($4,194)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/18/1998           485,000             240,300              237,822               237,822            (2,478)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/18/1998           839,000             409,848              410,753               410,753              905
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998          1,620,000            803,439              792,564               792,564            (10,875)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/13/1998          9,071,000           1,510,607            1,485,850             1,485,850           (24,757)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/13/1998          1,918,000            314,715              315,201               315,201              486
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998         11,079,000           1,845,894            1,843,428             1,843,428           (2,466)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998           509,000              84,806               84,947               84,947               141
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

INTERNATIONAL (CONTINUED)
-------------------------
  EXCHANGE       CURRENCY TO          U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
  --------       ------------        --------------        -----------         --------------       -----------
CONTRACTS TO SELL (CONTINUED)
-----------------------------
5/8/1998            86,000              $47,944               47,970               $47,970              $26
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/8/1998           2,490,000           1,387,792            1,361,209             1,361,209           (26,583)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/5/1998           1,036,300            578,667              574,127               574,127            (4,540)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/9/1998           1,063,000            594,697              580,874               580,874            (13,823)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/26/1998         211,820,000          1,649,537            1,670,103             1,670,103            20,566
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/26/1998         117,790,000           894,761              888,110               888,110            (6,651)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998         161,056,200          1,227,260            1,256,747             1,256,747            29,487
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/27/1998         104,430,000           800,301              811,422               811,422             11,121
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998           2,585,000           1,733,619            1,699,601             1,699,601           (34,018)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                     ($67,653)
                                                                                                  =================

8.  AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion shares, 100 million shares each of Class I and Class A shares have been designated to all the Funds, except International, which has been allocated 200 million shares each of Class I and Class A shares. As of April 30, 1998, the following shares of the Funds were owned by Aetna and its affiliates:

                                         CLASS I          CLASS A
                                      ---------------   -------------
       Growth                             693,706            --
       International                      680,045            --
       Mid Cap                            490,000          10,000
       Small Company                    1,408,425            --
       Value Opportunity                  490,000          10,000

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS
GROWTH
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                       SIX MONTH                                                          TEN MONTH
                                                      PERIOD ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                    APRIL 30, 1998     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                     CLASS I                          (UNAUDITED)        1997             1996            1995             1994
---------------------------------------------------   -------------    -----------     -----------    ------------   --------------
Net asset value, beginning of period .............     $    17.02       $     14.36    $    13.75     $     10.78     $    10.00
                                                       -----------      ------------   -----------    ------------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................          (0.01)             0.01          0.03            0.04           0.09
  Net realized and change in unrealized gain or
    loss on investments ..........................           2.97              3.88          2.39            3.02           0.69
                                                       -----------      ------------   -----------    ------------    ----------
        Total from investment operations .........           2.96              3.89          2.42            3.06           0.78
                                                       -----------      ------------   -----------    ------------    ----------
LESS DISTRIBUTIONS:
  From net investment income .....................             --             (0.03)        (0.05)          (0.08)            --
  From net realized gains on investments .........          (2.50)            (1.20)        (1.76)          (0.01)            --
                                                       -----------      ------------   -----------    ------------    ----------
        Total distributions ......................          (2.50)            (1.23)        (1.81)          (0.09)            --
                                                       -----------      ------------   -----------    ------------    ----------
Net asset value, end of period ...................     $    17.48       $     17.02    $    14.36     $     13.75     $    10.78
                                                       ===========      ============   ===========    ============    ==========

Total return .....................................          20.72%            28.95%        19.82%          28.79%          7.70%
Net assets, end of period (000's) ................     $  113,005       $    82,186    $   45,473     $    36,936     $   27,188
Ratio of total expenses to average net assets ....           1.05% (1)         1.17%         1.28%           1.20%          0.92%(1)
Ratio of net investment income to average net
  assets .........................................          (0.10)%(1)         0.08%         0.20%           0.36%          1.10%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................           1.05% (1)         1.17%         1.28%           1.30%          1.42%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .          (0.10)%(1)         0.08%         0.20%           0.26%          0.60%(1)
Portfolio turnover rate ..........................          75.15%           141.07%       144.19%         171.75%        120.32%
Average commission rate paid per share on equity
  securities traded ..............................     $   0.0577       $    0.0605    $   0.0598              --             --


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                       SIX MONTH                                                     PERIOD FROM
                                                      PERIOD ENDED                                                     APRIL 15,
                                                       APRIL 30,      YEAR ENDED      YEAR ENDED      YEAR ENDED       1994 TO
                                                         1998         OCTOBER 31,     OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                     CLASS A                         (UNAUDITED)        1997            1996            1995            1994
---------------------------------------------------  --------------  --------------  --------------  -------------- ------------
Net asset value, beginning of period .............      $  16.76        $ 14.17          $  13.63        $ 10.74      $ 10.26
                                                        ---------       --------         ---------       --------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................         (0.04)         (0.11)            (0.08)         (0.06)       (0.02)
  Net realized and change in unrealized  gain or
    loss on investments ..........................          2.92           3.84              2.38           3.00         0.50
                                                        ---------       --------         ---------       --------     -------
        Total from investment operations .........          2.88           3.73              2.30           2.94         0.48
                                                        ---------       --------         ---------       --------     -------
LESS DISTRIBUTIONS:
  From net investment income .....................            --             --                --          (0.05)          --
  From net realized gains on investments .........         (2.40)         (1.14)            (1.76)            --           --
                                                        ---------       --------         ---------       --------     -------
        Total distributions ......................         (2.40)         (1.14)            (1.76)         (0.05)
                                                        ---------       --------         ---------       --------     -------
Net asset value, end of period ...................      $  17.24        $ 16.76          $  14.17        $ 13.63      $ 10.74
                                                        =========       ========         =========       ========     =======

Total return (does not reflect applicable sales
  charges) .......................................         20.42%         28.05%            18.97%         27.92%        4.58%
Net assets, end of period (000's) ................      $ 11,484        $ 8,647          $  4,615        $ 1,727      $   417
Ratio of total expenses to average net assets ....          1.45% (1)      1.92%             2.03%          2.03%        1.72%(1)
Ratio of net investment income to average net
  assets .........................................         (0.50)%(1)     (0.67)%           (0.59)%        (0.47)%      (0.25)%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................          1.45% (1)      1.92%             2.03%          2.14%        2.17%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .         (0.50)%(1)     (0.67)%           (0.59)%        (0.58)%      (0.71)%(1)
Portfolio turnover rate ..........................         75.15%        141.07%           144.19%        171.75%      120.32%
Average commission rate paid per share on equity
  securities traded ..............................      $ 0.0577        $0.0605          $ 0.0598             --           --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                          TEN MONTH
                                                       SIX MONTH                                            PERIOD
                                                     PERIOD ENDED     YEAR ENDED  YEAR ENDED  YEAR ENDED     ENDED      YEAR ENDED
                                                    APRIL 30, 1998    OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,  DECEMBER 31,
                     CLASS I                         (UNAUDITED)          1997       1996        1995        1994           1993
--------------------------------------------------  --------------   -----------  ----------- ----------- ----------   ------------
Net asset value, beginning of period ............      $   13.65       $  11.79   $   10.62   $   11.56    $  11.17       $   8.88
                                                       ----------      ---------  ----------  ----------   ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................          (0.01)          0.02        0.03        0.11        0.06           0.05
  Net realized and change in unrealized gain or
    loss on investments .........................           2.33           2.89        1.59       (0.09)       0.33           2.65
                                                       ----------      ---------  ----------  ----------   ---------      --------
        Total from investment operations ........           2.32           2.91        1.62        0.02        0.39           2.70
                                                       ----------      ---------  ----------  ----------   ---------      --------
LESS DISTRIBUTIONS:
  From net investment income ....................          (0.40)         (0.16)      (0.19)      (0.40)         --          (0.05)
  In excess of net investment income ............             --             --          --          --          --          (0.34)
  From net realized gains on investments ........          (2.46)         (0.89)      (0.26)      (0.56)         --          (0.02)
                                                       ----------      ---------  ----------  ----------   ---------      --------
        Total distributions .....................          (2.86)         (1.05)      (0.45)      (0.96)         --          (0.41)
                                                       ----------      ---------  ----------  ----------   ---------      --------
Net asset value, end of period ..................      $   13.11       $  13.65   $   11.79   $   10.62    $  11.56       $  11.17
                                                       ==========      =========  ==========  ==========   =========      ========

Total return ....................................          21.64%         26.02%      15.61%      (0.04)%      3.49%         30.37%
Net assets, end of period (000's) ...............      $  41,051       $ 56,369   $  45,786   $  25,102    $ 31,479       $ 39,847
Ratio of total expenses to average net assets ...           1.60% (1)      1.72%       2.17%       1.37%       1.66%(1)       1.48%
Ratio of net investment income to average net
  assets ........................................          (0.09)%(1)      0.18%       0.40%       1.02%       0.71%(1)       0.50%
Ratio of net expense before reimbursement and
  waiver to average net assets ..................           1.69% (1)      1.72%       2.17%       1.50%       1.80%(1)       1.77%

Ratio of net investment income before
  reimbursement and waiver to average net assets           (0.18)%(1)      0.18%       0.40%       0.88%       0.57%(1)       0.20%
Portfolio turnover rate .........................          75.53%        194.41%     135.92%      32.91%      81.67%        110.38%
Average commission rate paid per share on
  purchases of equity securities ................      $  0.0181       $ 0.0115   $  0.0178          --          --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                      SIX MONTH                                                        PERIOD FROM
                                                    PERIOD ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED   APRIL 15, 1994
                                                   APRIL 30, 1998    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,   TO OCTOBER 31,
                     CLASS A                         (UNAUDITED)        1997             1996             1995            1994
-------------------------------------------------- --------------  ---------------  ---------------   -------------- --------------
Net asset value, beginning of period ............       $  13.57         $ 11.77          $  10.59         $ 11.51       $ 11.24
                                                        ---------        --------         ---------        --------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................          (0.03)          (0.07)            (0.05)           0.03          0.01
  Net realized and change in unrealized gain or
    loss on investments .........................           2.31            2.88              1.57           (0.20)         0.26
                                                        ---------        --------         ---------        --------      -------
        Total from investment operations ........           2.28            2.81              1.52           (0.17)         0.27
                                                        ---------        --------         ---------        --------      -------
LESS DISTRIBUTIONS:
  From net investment income ....................          (0.31)          (0.12)            (0.08)          (0.27)           --
  From net realized gains on investments ........          (2.46)          (0.89)            (0.26)          (0.48)           --
                                                        ---------        --------         ---------        --------      -------
        Total distributions .....................          (2.77)          (1.01)            (0.34)          (0.75)           --
                                                        ---------        --------         ---------        --------      -------
Net asset value, end of period ..................       $  13.08         $ 13.57          $  11.77         $ 10.59       $ 11.51
                                                        =========        ========         =========        ========      =======

Total return (does not reflect applicable sales
  charges) ......................................          21.36%          25.07%            14.67%          (0.81)%        2.40%
Net assets, end of period (000's) ...............       $ 19,590         $19,063          $ 22,893         $26,464       $26,647

Ratio of total expenses to average net assets ...           2.02% (1)       2.47%             2.94%           2.12%         2.27%(1)
Ratio of net investment income to average net
  assets ........................................          (0.51)%(1)      (0.57)%           (0.42)%          0.27%         0.17%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ..................           2.11% (1)       2.47%             2.94%           2.25%         2.41%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets           (0.60)%(1)      (0.57)%           (0.42)%          0.14%         0.02%(1)
Portfolio turnover rate .........................          75.53%         194.41%           135.92%          32.91%        81.67%
Average commission rate paid per share on of
  equity securities traded ......................       $ 0.0181         $0.0115          $ 0.0178              --            --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

MID CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                         PERIOD FROM
                                                                                                       FEBRUARY 4, 1998
                                                                                                      TO APRIL 30, 1998
                                              CLASS I                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------   ----------------
Net asset value, beginning of period ..............................................................         $  10.00
                                                                                                            --------
INCOME FROM INVESTMENT OPERATIONS:
  Net realized and change in unrealized gain or loss on investments ...............................             1.41
                                                                                                            --------
        Total from investment operations ..........................................................             1.41
                                                                                                            --------
Net asset value, end of period ....................................................................         $  11.41
                                                                                                            ========

Total return ......................................................................................            14.10 %
Net assets, end of period (000's) .................................................................         $  5,620
Ratio of total expenses to average net assets .....................................................             1.15 %(1)
Ratio of net investment income to average net assets ..............................................            (0.09)%(1)
Ratio of net expense before reimbursement and waiver to average net assets ........................             3.51 %(1)
Ratio of net investment income before reimbursement and waiver to average net assets                           (2.45)%(1)
Portfolio turnover rate ...........................................................................            27.53%
Average commission rate paid per share on equity securities traded ................................         $ 0.0353

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MID CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     PERIOD FROM
                                                                                                   FEBRUARY 4, 1998
                                                                                                  TO APRIL 30, 1998
                                            CLASS A                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------  -----------------
Net asset value, beginning of period ...........................................................        $ 10.00
                                                                                                        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................................................          (0.01)
  Net realized and change in unrealized gain or loss on investments ............................           1.42
                                                                                                        -------
        Total from investment operations .......................................................           1.41
                                                                                                        -------
Net asset value, end of period .................................................................        $ 11.41
                                                                                                        =======

Total return (does not reflect applicable sales charges) .......................................          14.10%
Net assets, end of period (000's) ..............................................................        $   117
Ratio of total expenses to average net assets ..................................................           1.40% (1)
Ratio of net investment income to average net assets ...........................................          (0.34)%(1)
Ratio of net expense before reimbursement and waiver to average net assets .....................           3.76% (1)
Ratio of net investment income before reimbursement and waiver to average net assets ...........          (2.70)%(1)
Portfolio turnover rate ........................................................................          27.53%
Average commission rate paid per share on equity securities traded .............................        $0.0353

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

SMALL COMPANY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                        SIX MONTH                                                      TEN MONTH
                                                      PERIOD ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                     APRIL 30, 1998     OCTOBER 31,    OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                     CLASS I                           (UNAUDITED)         1997          1996             1995            1994
---------------------------------------------------   --------------   -----------     -----------    ------------    -----------
Net asset value, beginning of period .............     $    15.55      $    14.67      $    13.52     $     10.39     $    10.00
                                                       -----------     -----------     -----------    ------------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................           0.01           (0.06)          (0.08)             --           0.02
  Net realized and change in unrealized gain or
    loss on investments ..........................           1.82            4.45            2.64            3.15           0.37
                                                       -----------     -----------     -----------    ------------    ----------
        Total from investment operations .........           1.83            4.39            2.56            3.15           0.39
                                                       -----------     -----------     -----------    ------------    ----------
LESS DISTRIBUTIONS:
  From net investment income .....................             --              --              --           (0.02)            --
  From net realized gains on investments .........          (4.30)          (3.51)          (1.41)             --             --
                                                       -----------     -----------     -----------    ------------    ----------
        Total distributions ......................          (4.30)          (3.51)          (1.41)          (0.02)            --
                                                       -----------     -----------     -----------    ------------    ----------
Net asset value, end of period ...................     $    13.08      $    15.55      $    14.67     $     13.52     $    10.39
                                                       ===========     ===========     ===========    ============    ==========

Total return .....................................          15.92%          37.80%          19.78%          30.39%          3.90%
Net assets, end of period (000's) ................     $   29,528      $   22,661      $   32,125     $    33,511     $   25,879
Ratio of total expenses to average net assets ....           1.40%(1)        1.58%           1.44%           1.41%          1.15%(1)
Ratio of net investment income to average net
  assets .........................................           0.18%(1)       (0.42)%         (0.53)%         (0.01)%         0.21%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................           1.43%(1)        1.58%           1.44%           1.49%          1.58%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .           0.15%(1)       (0.42)%         (0.53)%         (0.08)%       (0.22)%(1)
Portfolio turnover rate ..........................          99.10%         150.43%         163.21%         156.43%       116.28%
Average commission rate paid per share on equity
  securities traded ..............................     $   0.0536      $   0.0575      $   0.0575              --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
SMALL COMPANY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                                       PERIOD FROM
                                                        SIX MONTH                                                     APRIL 15, 1994
                                                       PERIOD ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED         TO
                                                     APRIL 30, 1998      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                 CLASS A                               (UNAUDITED)          1997           1996             1995           1994
--------------------------------------------------    --------------    ------------    ------------    ------------ ---------------
Net asset value, beginning of period ............       $  15.20          $ 14.42         $  13.39          $ 10.35      $ 10.24
                                                        ---------         --------        ---------         --------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................             --            (0.16)           (0.18)           (0.11)       (0.04)
  Net realized and change in unrealized gain or
    loss on investments .........................           1.76             4.36             2.62             3.15         0.15
                                                        ---------         --------        ---------         --------     -------
        Total from investment operations ........           1.76             4.20             2.44             3.04         0.11
                                                        ---------         --------        ---------         --------     -------
LESS DISTRIBUTIONS:
  From net realized gains on investments ........          (4.22)           (3.42)           (1.41)              --           --
                                                        ---------         --------        ---------         --------     -------
        Total distributions .....................          (4.22)           (3.42)           (1.41)              --           --
                                                        ---------         --------        ---------         --------     -------
Net asset value, end of period ..................       $  12.74          $ 15.20         $  14.42          $ 13.39      $ 10.35
                                                        =========         ========        =========         ========     =======

Total return (does not reflect applicable sales
  charges) ......................................          15.72%           36.73%           19.02%           29.44%      0.98%
Net assets, end of period (000's) ...............       $  9,833          $ 7,077         $  3,884          $ 1,285     $  205
Ratio of total expenses to average net assets ...           1.80% (1)        2.33%            2.20%            2.23%      1.78%(1)
Ratio of net investment income to average net
  assets ........................................          (0.22)%(1)       (1.17)%          (1.26)%          (0.89)%    (0.72)%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ..................           1.83% (1)        2.33%            2.20%            2.30%      2.14% (1)

Ratio of net investment income before
  reimbursement and waiver to average net assets           (0.25)%(1)       (1.17)%          (1.26)%          (0.97)%    (1.07)%(1)
Portfolio turnover rate .........................          99.10%          150.43%          163.21%          156.43%    116.28%
Average commission rate paid per share on equity
  securities traded .............................       $ 0.0536          $0.0575         $ 0.0575               --          --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

VALUE OPPORTUNITY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                        PERIOD FROM
                                                                                                     FEBRUARY 2, 1998 TO
                                                                                                      APRIL 30, 1998
                                             CLASS I                                                     (UNAUDITED)
--------------------------------------------------------------------------------------------------   ------------------
Net asset value, beginning of period ............................................................         $ 10.00
                                                                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................................            0.01
  Net realized and change in unrealized gain or loss on investments .............................            1.32
                                                                                                          -------
        Total from investment operations ........................................................            1.33
                                                                                                          -------
Net asset value, end of period ..................................................................         $ 11.33
                                                                                                          =======

Total return ....................................................................................           13.30%
Net assets, end of period (000's) ...............................................................         $ 5,609
Ratio of total expenses to average net assets ...................................................            1.10% (1)
Ratio of net investment income to average net assets ............................................            0.39% (1)
Ratio of net expense before reimbursement and waiver to average net assets ......................            3.39% (1)
Ratio of net investment income before reimbursement and waiver to average net assets ............           (1.90)%(1)
Portfolio turnover rate .........................................................................           69.12%
Average commission rate paid per share on equity securities traded ..............................         $0.0446

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CAPITAL APPRECIATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                             PERIOD FROM
                                                                                                          FEBRUARY 2, 1998 TO
                                                                                                            APRIL 30, 1998
                                              CLASS A                                                        (UNAUDITED)
-----------------------------------------------------------------------------------------------------      -----------------
Net asset value, beginning of period ...............................................................           $  10.00
                                                                                                               --------
INCOME FROM INVESTMENT OPERATIONS:
  Net realized and change in unrealized gain or loss on investments ................................               1.32
                                                                                                               --------
        Total from investment operations ...........................................................               1.32
                                                                                                               --------
Net asset value, end of period .....................................................................           $  11.32
                                                                                                               ========

Total return (does not reflect applicable sales charges) ...........................................              13.20%
Net assets, end of period (000's) ..................................................................           $    247
Ratio of total expenses to average net assets ......................................................               1.35% (1)
Ratio of net investment income to average net assets ...............................................               0.14% (1)
Ratio of net expense before reimbursement and waiver to average net assets .........................               3.64% (1)
Ratio of net investment income before reimbursement and waiver to average net assets ...............              (2.15)%(1)
Portfolio turnover rate ............................................................................              69.12%
Average commission rate paid per share on equity securities traded .................................           $ 0.0446

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

AETNA BALANCED FUND
Growth of $10,000

                                                60% S&P
                                                500/40%
                      BALANCED                  LEHMAN
                    FUND (CLASS I)             AGGREGATE
12/91                  10,000                   10,000
                       10,020                    9,797
                       10,309                   10,068
                       10,459                   10,433
                       10,669                   10,758
                       10,989                   11,219
                       11,119                   11,373
                       11,449                   11,668
                       11,709                   11,833
                       11,398                   11,429
                       11,268                   11,412
                       11,531                   11,775
                       11,509                   11,794
                       12,053                   12,720
                       13,078                   13,758
                       13,890                   14,520
                       14,522                   15,294
                       14,907                   15,671
                       15,460                   16,127
                       16,066                   16,553
                       16,394                   16,974
                       17,041                   18,578
                       19,604                   20,811
                       20,419                   21,989
4/98                   22,147                   23,862

                     AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIOD ENDED APRIL 30, 1998*

                       1 YEAR        5 YEAR          INCEPTION+
Class I                29.95%        15.16%            13.39%
Class A                29.20%        14.28%            12.53%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 27, 1991. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                              AETNA BALANCED FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Balanced Fund (Balanced, formerly The Aetna Fund) Class I shares generated a total return of 12.97%, net of fund expenses, for the six month period ended April 30, 1998. The benchmark of 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned 14.67% for the same period. Class I shares' performance over the one and five year periods ended April 30, 1998, placed it in the top 15% (out of 611 funds) and 29% (out of 212 funds), respectively, among domestic hybrid funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 12.65%, (performance does not reflect the deduction of the front end sales charge). Class A shares' performance over the one year period ended April 30, 1998 placed it in the top 18% (out of 611 funds) among domestic hybrid funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Over the past six months the U.S. economy has continued to show strength coupled with benign inflation. These conditions, combined with strong money flows into mutual funds, has provided a backdrop for continued solid market performance. November and December 1997 began with generally volatile performance as concern over the impact of Asian economic turmoil and its impact on the U.S. economy weighed heavy on investors. During these two months investors sought the safety of Treasuries, which rallied to the middle of January 1998 when the 30-year Treasury fell to below 5.7%. As concern over the impact of the Asian crisis waned, the equity markets staged a strong rally amid generally encouraging economic data, low inflation, and moderate interest rates which have traded in the range of 5.8% and 6.1% since hitting lows in early January.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The main driver of underperformance of the Fund over the past six months has been an underweight position in large cap stocks in favor of small cap stocks versus its benchmark. Though small cap stocks turned in solid returns since the beginning of November, they have been handily outpaced by large cap stocks.
On the fixed income portion, the Fund benefited from having a long duration going into November which was largely reduced to neutral by late January.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Recent economic data suggests the economy is still in good shape. Continued expansion of the economy, combined with little sign of inflation, should keep interest rates down. To the extent rates remain low, corporate profits should do fairly


                                                  See Definition of Indices.  49
well. Given the recent run up in large cap stocks versus small caps, the latter appear poised to outperform over the near term. Rates at this point will likely trade within a limited range until there is clear economic data that suggests that either inflation is on the rise or the economy is beginning to slow. Current target allocations are 45% large cap, 10% small cap, 30% bonds and 15% cash.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:
                                                       % OF             % OF         OVER/(UNDER)
SECTOR                                               PORTFOLIO          S&P 500        WEIGHTING
Basic Materials                                         3.5%              5.6%           (2.1)%
Commercial Services                                     2.1%              2.5%           (0.4)%
Consumer Discretionary                                 11.2%             14.0%           (2.8)%
Consumer Non-Discretionary                              7.4%             10.7%           (3.3)%
Energy                                                  5.4%              8.5%           (3.1)%
Finance                                                21.7%             13.1%            8.6 %
Healthcare                                             11.4%              9.1%            2.3 %
Manufacturing                                          12.7%             11.1%            1.6 %
Technology                                             12.6%             12.2%            0.4 %
Utilities                                              12.0%             13.2%           (1.2)%

                                                       % OF
TOP TEN EQUITY HOLDINGS                             PORTFOLIO
  Microsoft Corp.                                      1.59%
  General Electric Co.                                 1.45%
  Wal-Mart Stores, Inc.                                1.07%
  Lucent Technologies, Inc.                            0.90%
  Exxon Corp.                                          0.89%
  Pfizer, Inc.                                         0.81%
  Merck & Co., Inc.                                    0.77%
  AT&T Corp.                                           0.73%
  American International Group, Inc.                   0.67%
  IBM Corp.                                            0.63%

                                                      % OF
TOP FIVE INCOME HOLDINGS                            PORTFOLIO
  U.S. Treasury Note, 5.75%, 10/31/00                  4.88%
  U.S. Treasury Note, 6.38%, 03/31/01                  3.40%
  U.S. Treasury Bond, 6.75%, 08/15/26                  1.72%
  U.S. Treasury Note, 5.75%, 09/30/99                  1.57%
  African Development Bank, 8.80%, 09/01/19            0.99%

AETNA GROWTH AND INCOME FUND
Growth of $10,000

                        AETNA
                      GROWTH AND
                     INCOME FUND                  S&P
                    FUND (CLASS I)             500 INDEX
12/91                  10,000                   10,000
                        9,940                    9,747
                        9,940                    9,932
                       10,299                   10,245
                       10,779                   10,760
                       11,060                   11,231
                       10,929                   11,286
                       11,199                   11,577
                       11,489                   11,845
                       11,149                   11,396
                       11,093                   11,444
                       11,413                   12,004
                       11,449                   12,002
                       12,127                   13,170
                       13,225                   14,428
                       14,350                   15,575
                       15,056                   16,513
                       15,884                   17,400
                       16,701                   18,179
                       17,397                   18,741
                       17,945                   19,258
                       20,226                   22,093
                       24,678                   25,442
                       25,128                   26,615
4/98                   28,460                   30,299

                     AVERAGE ANNUAL TOTAL RETURNS
                 FOR THE PERIOD ENDED APRIL 30, 1998*

                       1 YEAR        5 YEAR          INCEPTION+
Class I                40.70%        21.40%            17.99%
Class A                39.84%        20.59%            17.18%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 27, 1991. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                          AETNA GROWTH AND INCOME FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth and Income Fund (Growth and Income) Class I shares generated a total return of 15.31%, net of fund expenses, for the six month period ended April 30, 1998. The Standard & Poor's (S&P) 500 Index(a) returned 22.50%. Class I shares' performance over the one and five year periods ended April 30, 1998, placed it in the top 27% (out of 692 funds) and 35% (out of 303 funds), respectively, among large blend funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 15.00%, (performance does not reflect the deduction of front end sales charge). Class A shares' performance over the one year period April 30, 1998, placed it in the top 40% (out of 692 funds) among large blend funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

A conservatively managed fund such as the Aetna Growth and Income Fund is likely to underperform in a tremendously strong market environment, such as we experienced during the six months ended April 30, 1998.

The primary reason that the Fund's performance fell short of the S&P 500 was asset allocation. In a sense, asset allocation did its job--returns were smoothed out and volatility reduced. The Fund's strategic decision to diversify by investing in a variety of asset classes is designed to dampen volatility and boost returns over the long-run. Unfortunately, the diversified asset classes in which we invested fell far short of the S&P 500 return. The large-cap dominated S&P 500 posted a return of 22.50%, compared to 11.86% for the Russell 2000 Index(c) and 15.59% for the MSCI EAFE Index(d).

In addition to our long-term strategic commitment to diversification, the Fund's asset mix is guided by the relative valuation of the various asset classes in the shorter-term. For the entire six month period under review, U.S. large cap stocks appeared expensive compared to other equity alternatives, causing us to hold a smaller allocation of S&P 500 type stocks than normal.

At the same time, the Fund held a modest amount of cash, not only to provide liquidity to meet withdrawals and fund new purchases, but also to help fortify our defenses in case of a market correction. Again, the U.S. stock market was overvalued by our criteria, and holding a bit more cash than average seemed to be a good hedge against a downturn.

                                                  See Definition of Indices.  51

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The factors favored in our stock selection disciplines--attractive value, positive earnings momentum, and pro-shareholder management--were out of synch with the market during much of the past six months. We have kept track of how well our predicted returns for stocks correlated with actual returns for the past several years on a calendar quarterly basis, and as displayed in the attached graph, the fourth quarter of 1997 and the first quarter of 1998 were two of the poorest performing quarters for our models. Recent results have been more encouraging.

AVERAGE CORRELATION OF
LARGE CAP MODEL VS ACTUAL RETURNS

1Q 1995  -0.3%
2Q 1995   2.0%
3Q 1995   8.9%
4Q 1995   7.2%
1Q 1996   3.1%
2Q 1996   5.2%
3Q 1996  10.1%
4Q 1996  12.9%
1Q 1997   2.9%
2Q 1997   4.9%
3Q 1997  13.1%
4Q 1997  -7.0%
1Q 1998   2.6%

No model will work well every quarter, but we continue to invest heavily in our ongoing investment modeling efforts, always striving to make our disciplines, which we believe are among the very best, even better.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The U.S. stock market still looks high to us. We use essentially the same method to measure equity market valuation as does Alan Greenspan, Chairman of the Federal Reserve. For us, the relevant question is, how much can you expect to receive in earnings for each dollar invested in the S&P 500, and how does this "earnings yield" compare to the yield on the 10-year government bond? As shown below, this measure of the "equity risk premium" is unusually low--more than one standard deviation below the trailing five-year standard deviation of the relationship.

RELATIVE VALUE:
LARGE CAP STOCKS VS. BONDS



The purpose of the graph is to show the time frames when large cap stocks are attractive or unattractive in comparison to bonds. The comparison is made using the S&P 500 FWD E/P and the 10 Year Government. The graph charts the comparison starting in January 1987 through April 1998.



Small cap stocks remain relatively attractive to us compared to large cap stocks. Using the same "earnings yield" measurement method for both large cap and small cap stocks, we find that small cap stocks are unusually inexpensive now.

Also, although earnings growth has slowed down for most large companies, it has not for most small companies, which are expected to grow their earnings at rates higher than large companies.

RELATIVE VALUE:
LARGE CAP VS. SMALL CAP STOCKS



The purpose of the graph is to show the time frames when large cap stocks are attractive or small cap stocks are attractive. The comparison is made using the S&P 500 FWD E/P and the Russell 2000 FWD E/P. The graph charts the comparison starting in January 1987 through April 1998.



In response to current relative values, we continue to hold above average cash reserves and to be heavily weighted in asset classes other than U.S. large cap stocks, including small cap, real estate, and international stocks.

LARGE CAP PORTFOLIO SECTOR BREAKDOWN:

                                                          % OF            % OF          OVER/(UNDER)
SECTOR                                                  PORTFOLIO        S&P 500         WEIGHTING
Basic Materials                                            2.5%            5.6%            (3.1)%
Commercial Services                                        4.4%            2.5%             1.9 %
Consumer Discretionary                                    21.3%           14.0%             7.3 %
Consumer Non-Discretionary                                 2.4%           10.7%            (8.3)%
Energy                                                     5.6%            8.5%            (2.9)%
Finance                                                   22.8%           13.1%             9.7 %
Healthcare                                                 7.5%            9.1%            (1.6)%
Manufacturing                                             20.8%           11.1%             9.7 %
Technology                                                 7.9%           12.2%            (4.3)%
Utilities                                                  4.8%           13.2%            (8.4)%

                                                          % OF
TOP TEN EQUITY HOLDINGS                                 PORTFOLIO
Pfizer, Inc.                                              1.49%
Allstate Corp.                                            1.44%
Microsoft Corp.                                           1.12%
Travelers, Inc.                                           1.04%
Bellsouth Corp.                                           0.96%
CVS Corp.                                                 0.95%
Dell Computer Corp.                                       0.90%
Eli Lilly & Co.                                           0.89%
Merck & Co., Inc.                                         0.89%
Morgan Stanley, Dean Witter, Discover & Co.               0.87%

ASSET ALLOCATION:
                                  % OF                  NOTIONAL VALUE*                ECONOMIC EXPOSURE*
  ASSET CLASS                  INVESTMENTS        OF FUTURES        OF OPTIONS       04/30/98      10/31/97
Large Cap Stocks                 55.2%               6.5%              --             61.7%         45.6%
Mid Cap Stocks                   10.5%               --               (3.3)%           7.2%         13.8%
Small Cap Stocks                 20.7%               --               (4.0)%          16.7%         21.0%
Real Estate Stocks                3.1%               --                --              3.1%          2.3%
U.S. Dollar Bonds                 1.2%               --                --              1.2%          1.5%
International Stocks              6.2%               --                --              6.2%          5.7%
Special Situations**              2.6%               --                --              2.6%          3.1%
Cash Equivalents                  0.5%             (6.5)%              7.3 %           1.3%          7.0%
                                -----              ----               ----           -----         -----
                                100.0%              --                  --           100.0%        100.0%
                                =====              ====               ====           =====         =====

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

                        AETNA
                     REAL ESTATE
                      SECURITIES                NAREIT
                    FUND (CLASS I)              INDEX
2/98                    10,000                 10,000
4/98                     9,660                  9,680

  AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 1998*

                          INCEPTION+
Class I                     -3.40%
Class A                     -3.50%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 2, 1998. Class I and Class A shares participate in the same portfolio of securities.

                       AETNA REAL ESTATE SECURITIES FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Real Estate Securities Fund (Real Estate) Class I shares generated a total return of -3.40%, net of fund expenses, from its inception on February 2, 1998 to April 30, 1998. During the three month period ended April 30, 1998, the National Association of Real Estate Investment Trusts Equity REIT Index(e) returned -3.20% during the same period. Class A shares generated a return for the same period of -3.50%, (performance does not reflect the deduction of front end sales charge).

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Real estate securities suffered a slow start this year, especially compared to the broader markets, for various reasons. First and foremost, the sector was significantly impacted by certain legislative proposals which targeted a very specific type of REIT called "paired share"; only five such REITs exist today. Secondly, as one would expect, investors showed general apathy toward defensive low volatility stocks such as REITs in this very bullish market environment; cash inflows into real estate mutual funds slowed modestly while stock issuance at the company level remained brisk. Finally, stock multiples contracted on early investor concern about the completeness of the real estate recovery and the sense that most of the inexpensive acquisitions and early growth have passed.

Most real estate companies continued to be relatively unaffected by the Asian crisis due to the domestic nature of the majority of their holdings, as well as the contractual and credit nature of their leases.

REITs are attractive investments not only for growth potential but income potential as well. Since the Fund's inception, interest rates have fluctuated within a 0.40% range, but increased only moderately over the period. The 10-year treasury bond tends to be the most appropriate benchmark, both in terms of competing with REITs for fixed-income yield-oriented capital, as well as being the best indicator for REITs' cost of long-term debt. The generic 10-year treasury increased from 5.57% to 5.67%. However, increasing competition to provide credit on commercial real estate (such as banks, insurance companies, and other institutions all seem to be increasing their lending volumes), and new financing sources, have brought down the cost of credit, making debt less expensive for REITs.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

Relative to its benchmark in March and April, all of the Fund's underperformance came in February, its first month of trading. In February, the Fund was held back by high cash holdings as the Fund's initial investments were made during a REIT rally. The rally was biased towards the larger capitalization names, while the Fund generally prefers smaller growth stocks for their longer term growth potential. Most of the negative impact came from real estate securities not owned, with such large names as Simon Debartolo Group, Spieker Properties and Patriot American.

See Definition of Indices.                                                    55

Good performance can be attributed to favorable industry selection, particularly with overweight positions in the Diversified and Multi-Family industries. There was especially good stock selection in Multi-Family industry, where positions in Essex Apartment Communities, Apartment Investment & Management and Post Properties performed well, as investors rotated away from growth-oriented sectors seeking shelter from the Office industry. The Fund also benefited from its position in Golf Trust of America, Inc. and outperformed in other REITs which are fixed income in nature because they allow some property level expenses to be passed through to tenants. Underweighting the hotel industry boosted performance, as did underweighting of the paired-share REITs as negative news of legislative changes dragged down their pricing.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe equity REITs are now very attractively valued both relative to their own history and on a growth-to-multiple basis relative to other asset classes. After accounting for somewhat lower acquisition yields and volumes, we believe secular trends and strong internal growth should support 11-13% growth. We believe REITs will deliver higher growth than the broader markets, at lower multiples, which in part supports our positive outlook from a stock valuation standpoint.

The strength of the underlying property fundamentals should underpin near-term stock performance. Cash flows are growing as older leases roll into stronger rental markets, and REITs are able to achieve both occupancy gains and improved margins. In terms of their balance sheets, pay out ratios are dropping, suggesting the continuing need for REITs to boost their dividends, at least consistent with growth, in order to observe their minimum distribution requirements. (REITs are legally required to pay out at least 95% of their taxable income to investors each year.)

We look for large levels of new construction, or an extended rise in interest rates, as potential signs of softness -- neither of which seem to be at hand. Ultimately, we believe the robust fundamentals, defensive yield, domestic nature of the real estate, and the sector's ability to provide defense and diversification during an extended bull cycle will make for a more positive trend going forward.

Real estate securities involve certain risks, including dependency on a firm's management skills, general and regional economic impact on the industry, changes in the value of properties owned, refinancing and risks similar to those linked to small company investing.

                                                     % OF
TOP TEN EQUITY HOLDINGS                            PORTFOLIO
Post Properties, Inc.                                5.28%
Weeks Corp.                                          4.91%
Crescent Real Estate Equities, Inc.                  4.90%
Camden Property Trust                                4.75%
Apartment Investment & Management                    4.68%
Essex Property Trust, Inc.                           4.60%
Regency Realty Corp.                                 4.60%
Brandywine Realty Trust                              4.57%
Burnham Pacific Properties, Inc.                     4.35%
Vornado Realty Trust                                 4.27%

DEFINITION OF INDICES

(a) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(c) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(d) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted unmanaged average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(e) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BALANCED
-------------------------------------------------------------------------------

                                        NUMBER
                                          OF           MARKET
                                        SHARES          VALUE
                                       ---------     ----------
COMMON STOCKS (55.2%)
AIR TRANSPORT (0.6%)
Alaska Air Group, Inc.+..............       700      $   39,288
America West Holdings Corp.+.........     1,700          51,425
AMR Corp.+...........................     1,100         167,613
ASA Holdings, Inc....................     1,000          38,000
Comair Holdings, Inc.................     1,500          40,969
Delta Air Lines, Inc.................       800          93,000
Expeditors International of
  Washington, Inc....................     1,300          55,250
Midwest Express Holdings, Inc.+......       800          38,050
SkyWest, Inc.........................     1,400          56,700
Southwest Airlines Co................     2,700          74,081
US Airways Group, Inc.+..............       900          64,013
                                                     ----------
                                                        718,389
                                                     ----------

ALUMINUM (0.1%)
Alcan Aluminum Ltd...................     1,600          52,000
Aluminum Co. of America..............     1,200          93,000
Reynolds Metals Co...................       500          33,000
                                                     ----------
                                                        178,000
                                                     ----------

AUTO PARTS AND HARDWARE (0.4%)
Black & Decker Corp..................       700          36,138
Carlisle Co., Inc....................     2,000         101,500
CLARCOR, Inc.........................     1,800          40,388
Genuine Parts Co.....................     1,300          46,800
Goodyear Tire & Rubber Co. (The).....     1,600         112,000
Motorcar Parts and Accesories, Inc.+.     1,800          33,075
Snap-On, Inc.........................       600          25,388
SPX Corp.+...........................       600          43,425
Standard Motor Products, Inc.........     1,500          35,531
Stanley Works........................       600          30,713
Wynn's International, Inc............     1,350          30,375
                                                     ----------
                                                        535,333
                                                     ----------

AUTOMOTIVE (1.3%)
Arvin Industries, Inc................     1,500          61,406
Chrysler Corp........................     5,100         204,956
Dana Corp............................     1,300          76,863
Dura Automotive Systems, Inc.+.......       500          19,500
Eaton Corp...........................       500          46,188
Ford Motor Co........................    14,700         673,443
General Motors Corp..................     6,700         451,412
Gentex Corp.+........................     1,300          43,875
Johnson Controls, Inc................       600          35,625
Standard Products Co.................     1,200          38,400
TRW, Inc.............................       900          47,531
                                                     ----------
                                                      1,699,199
                                                     ----------

BANKS AND THRIFTS (5.3%)
Ahmanson (H. F.) & Co................     1,100          83,875
Banc One Corp........................     4,840         284,652
Bank of New York Co., Inc............     2,900         171,281



BANKS AND THRIFTS (CONTINUED)
BankAmerica Corp.....................     6,500      $  552,499
BankBoston Corp......................     1,100         118,731
Bankers Trust New York Corp..........       700          90,388
BB&T Corp............................       900          60,525
Charter One Financial, Inc...........     1,337          90,498
Chase Manhattan Corp.................     3,000         415,687
CitFed Bancorp, Inc..................       150           7,950
Citicorp.............................     3,400         511,699
City National Corp...................     1,500          55,781
Comerica, Inc........................     1,650         110,447
Community First Bankshares, Inc......     2,000         100,750
Cullen/Frost Bankers, Inc............     1,900         111,150
Fifth Third Bancorp..................     1,800          99,000
First Chicago NBD Corp...............     2,100         195,038
First Republic Bank+.................       800          27,500
First Union Corp.....................     6,306         380,724
Firstfed Financial Corp.+............     1,000          45,750
Fleet Financial Group, Inc...........     2,400         207,300
Flushing Financial Corp..............     1,500          39,938
Golden West Financial Corp...........       600          63,188
HUBCO, Inc...........................     2,652          97,461
Huntington Bancshares................     1,300          46,231
Imperial Bancorp+....................     3,960         116,078
J.P. Morgan & Co.....................     1,300         170,625
KeyCorp..............................     3,200         127,000
Mellon Bank Corp.....................     2,400         172,800
Mercantile Bancorporation, Inc.......       900          49,838
National City Corp...................     1,600         110,800
NationsBank Corp.....................     6,602         500,101
North Fork Bancorp, Inc..............     3,112         115,533
Northern Trust Corp..................       800          58,400
Norwest Corp.........................     5,000         198,438
PNC Bank Corp........................     2,300         139,006
Provant, Inc.+.......................       800          14,900
Republic Banking.....................     2,000          35,250
Republic New York Corp...............       500          66,875
Silicon Valley Bancshares+...........       900          58,725
State Street Corp....................     1,900         135,850
Summit Bancorporation................     1,200          60,150
Suntrust Banks, Inc..................     1,400         114,013
Synovus Financial Corp...............     1,200          42,225
Trans Financial, Inc.................       900          49,950
U.S. Bancorp.........................     1,900         241,300
Wachovia Corp........................     1,100          93,431
Washington Mutual, Inc...............     1,900         133,119
Webster Financial Corp...............     1,600          54,200
                                                     ----------
                                                      6,826,650
                                                     ----------
BIOTECH AND MEDICAL PRODUCTS (0.4%)
Alpharma, Inc........................     1,500          34,125

58  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                        NUMBER
                                          OF           MARKET
                                        SHARES          VALUE
                                       ---------     ----------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Alza Corp.+..........................       400      $   19,175
Becton, Dickinson & Co...............       900          62,663
Cooper Companies, Inc.+..............     1,000          38,438
ESC Medical Systems Ltd.+............     1,500          48,750
Guidant Corp.........................     1,600         107,000
Medtronic, Inc.......................     3,000         157,875
Warner Chilcott Laboratories+........       200           2,300
                                                     ----------
                                                        470,326
                                                     ----------

CHEMICALS (0.7%)
Dow Chemical Co......................     1,800         174,038
Du Pont (E.I.) de Nemours............     7,700         560,655
Eastman Chemical Co..................       600          41,250
Hercules, Inc........................       700          33,469
Rohm & Haas Co.......................       600          64,688
                                                     ----------
                                                        874,100
                                                     ----------

COMMERCIAL SERVICES (0.7%)
ADVO, Inc.+..........................     1,400          40,075
Big Flower Holdings, Inc.+...........     1,500          45,469
Bowne & Co., Inc.+...................       900          37,181
Cognizant Corp.......................     1,200          61,725
Consolidated Graphics, Inc.+.........       400          23,075
Day Runner, Inc.+....................     1,600          38,400
Denison International Plc+...........     2,200          39,600
HA-LO Industries, Inc.+..............     1,200          40,275
Interpublic Group of Co., Inc........       900          57,488
Mail-Well, Inc.+.....................     1,400          67,725
Merrill Corp.........................     2,200          45,650
Omnicom Group, Inc...................     1,500          71,063
Romac International+.................     1,600          42,400
RR Donnelley & Sons Co...............     1,000          44,063
SOS Staffing Services, Inc.+.........     1,900          41,800
Staff Leasing, Inc.+.................     1,000          29,250
Staffmark, Inc.+.....................     1,200          51,000
Valassis Communications, Inc.+.......     1,600          62,800
Wackenhut Corp., Class B.............     2,200          47,575
                                                     ----------
                                                        886,614
                                                     ----------

COMPUTERS (2.0%)
Compaq Computer Corp.................    10,200         286,237
Dell Computer Corp.+.................     7,600         613,699
Digital Equipment Corp.+.............     1,600          89,000
Hewlett Packard Co...................     7,000         527,187
International Business Machines, Inc.     6,900         799,537
Micrel, Inc.+........................     1,000          39,250
Stratus Computer, Inc.+..............     1,000          43,563
Sun Microsystems, Inc.+..............     4,500         185,344
Unisys Corp.+........................     1,200          26,925
                                                     ----------
                                                      2,610,742
                                                     ----------



CONGLOMERATE AND AEROSPACE (2.3%)
AAR Corp.............................     1,350      $   35,353
Alliant Techsystems, Inc.+...........       900          57,544
Aviall, Inc.+........................     2,400          33,600
Boeing Co.+..........................     2,700         135,169
Computer Sciences Corp.+.............       600          31,650
General Dynamics Corp................     1,000          42,250
General Electric Co..................    21,800       1,855,724
Goodrich (B.F.) Co...................       200          10,763
Intelligent Polymers Ltd.+...........       800          20,300
Kroll O' Gara Co. (The)+.............       300           6,394
Lockheed Martin Corp.................     1,400         155,925
National Service Industries, Inc.....       200          10,825
Northrop Grumman Corp................       400          42,275
Raytheon Co..........................     2,300         130,381
Tenneco, Inc.........................       900          38,756
Textron, Inc.........................     1,200          93,900
Thiokol Corp.........................       600          32,325
United Technologies Corp.............     2,200         216,563
                                                     ----------
                                                      2,949,697
                                                     ----------

CONSUMER FINANCE (1.6%)
Associates First Capital Corp........     2,353         175,861
Avis Rent A Car, Inc.+...............       900          23,569
Beneficial Corp......................       400          52,150
Countrywide Credit Industries, Inc...       800          38,700
Electro Rent Corp.+..................     2,000          95,500
Federal Home Loan Mortgage Corp......     8,400         389,024
Federal National Mortgage Association    12,900         772,387
FIRSTPLUS Financial Group, Inc.+.....       900          43,650
Green Tree Financial Corp............     1,300          52,975
Household International, Inc.........       700          92,006
MBNA Corp............................     3,500         118,563
Medallion Financial Corp.............     1,400          41,825
Ocwen Financial Corp.+...............     1,600          41,400
Rollins Truck Leasing Corp...........     2,850          37,763
U.S. Rentals, Inc.+..................     1,100          32,725
                                                     ----------
                                                      2,008,098
                                                     ----------

CONSUMER PRODUCTS (1.5%)
Avon Products, Inc...................       900          73,969
Beringer Wine Estates Holdings, Inc.+       800          37,200
Bestfoods............................     2,000         109,750
Clorox Co............................       800          67,100
Colgate-Palmolive Co.................     2,100         188,344
Eastman Kodak Co.....................       900          64,969
Fossil, Inc.+........................     1,800          41,625
Gillette Co..........................     3,600         415,574
International Flavors &
  Fragrances, Inc....................       700          34,256
Michael Foods, Inc...................     1,700          49,725
Omega Protein Corp.+.................     1,100          19,250

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
CONSUMER PRODUCTS (CONTINUED)
Procter & Gamble Co..................     8,500      $  698,593
Steinway Musical Instruments, Inc.+..     1,400          42,788
Tricon Global Restaurants, Inc.+.....       580          18,415
Twinlab Corp.+.......................     1,300          51,025
                                                     ----------
                                                      1,912,583
                                                     ----------

CONSUMER SERVICES (0.7%)
Bob Evans Farms, Inc.................     2,500          50,938
Cendant Corp.+.......................     5,343         133,575
CKE Restaurants, Inc.................       730          25,276
Dollar Thrifty Automotive Group,
  Inc.+..............................     2,000          37,750
Dover Downs Entertainment, Inc.......     2,000          65,500
Education Management Corp.+..........     1,500          52,125
Foodmaker, Inc.+.....................     2,000          38,000
H & R Block, Inc.....................     1,300          58,500
Hilton Hotels Corp...................     1,800          57,488
McDonald's Corp......................     1,800         111,375
Metris Companies, Inc................       800          45,350
Mirage Resorts, Inc..................       500          11,031
Rio Hotel and Casino, Inc.+..........     1,100          24,888
Ruby Tuesday, Inc....................     1,400          46,900
Service Corp. International..........     1,700          70,125
Showbiz Pizza Time, Inc.+............     1,500          57,938
Wendy's International, Inc...........       800          19,250
                                                     ----------
                                                        906,009
                                                     ----------

CONSUMER SPECIALTIES (0.2%)
Action Performance Co., Inc.+........     1,200          41,550
Brunswick Corp.......................       700          22,750
Coastcast Corp.+.....................     2,200          47,300
Hasbro, Inc..........................       900          33,131
Jostens, Inc.........................       300           7,106
Mattel, Inc..........................     2,300          88,119
Russ Berrie & Co., Inc...............     1,600          45,800
                                                     ----------
                                                        285,756
                                                     ----------

DATA AND IMAGING SERVICES (3.1%)
Adobe Systems, Inc...................       200          10,013
Autodesk, Inc........................       400          18,800
Automatic Data Processing, Inc.......     2,000         133,875
Bay Networks, Inc.+..................     1,600          37,500
Cisco Systems, Inc.+.................     7,100         520,074
Computer Associates
  International, Inc.................     6,550         383,583
Computer Horizons Corp.+.............     1,200          45,525
EMC/MASS Corp.+......................     4,700         216,788
First Data Corp......................     2,900          98,238
Learning Company, Inc. (The)+........     1,500          42,938
Microsoft Corp.+.....................    22,500       2,027,812
Mobius Management Solutions+.........       300           5,550
Netspeak Corp.+......................       700          17,019
Oracle Corp.+........................     9,100         235,463
Parametric Technology Co.+...........       800          25,575
QAD, Inc.+...........................     2,400          33,300

DATA AND IMAGING SERVICES (CONTINUED)
Symantec Corp.+......................     1,500      $   43,500
Symbol Technologies, Inc.............     2,250          86,625
                                                     ----------
                                                      3,982,178
                                                     ----------

DISCRETIONARY RETAIL (3.4%)
99 Cents Only Stores+................     1,400          53,375
AutoZone, Inc.+......................     1,100          33,206
Buckle, Inc. (The)+..................     1,400          70,875
Central Garden and Pet Co.+..........     1,100          37,675
Consolidated Stores Corp.+...........     1,000          40,000
Costco Companies, Inc.+..............     2,600         145,275
Csk Auto Corp.+......................       500          13,500
Dayton Hudson Corp...................     2,000         174,625
Dillards, Inc........................       800          29,300
Dress Barn, Inc.+....................     1,400          40,775
Federated Department Stores, Inc.+...     1,400          68,863
Fingerhut Companies, Inc.............     1,700          50,363
Footstar, Inc.+......................     1,200          47,775
Fred's, Inc..........................     1,900          47,500
Gap, Inc.............................     4,750         244,328
Genesco, Inc.+.......................     2,200          37,263
Goody's Family Clothing, Inc.+.......     1,500          74,250
Home Depot, Inc......................     4,900         341,162
Hot Topic, Inc.+.....................     1,100          31,763
J.C. Penney Co., Inc.................     1,800         127,913
Kmart Corp.+.........................     3,600          62,775
Linens 'n Things, Inc.+..............     1,100          66,275
Lowe's Co., Inc......................     1,200          83,925
May Department Stores Co.............     2,000         123,375
Mens Wearhouse, Inc.+................     1,700          71,613
Nordstrom, Inc.......................       600          39,263
Pacific Sunwear of California+.......     1,200          52,950
Pier 1 Imports, Inc..................     2,100          55,388
Renters Choice, Inc.+................     1,700          46,538
Sears, Roebuck & Co..................     2,900         172,006
Shopko Stores, Inc.+.................       900          31,163
Stein Mart, Inc.+....................     1,300          45,825
Tandy Corp...........................       800          39,800
The Limited, Inc.....................     1,800          60,413
TJX Companies, Inc...................     2,100          92,925
Toys "R" Us, Inc.+...................     2,700          74,419
Wal-Mart Stores, Inc.................    27,000       1,365,187
Williams-Sonoma, Inc.+...............       900          49,444
Woolworth Corp.+.....................       700          16,100
Zale Corp.+..........................     1,300          39,163
                                                     ----------
                                                      4,298,333
                                                     ----------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
American Express Co..................     4,300         438,599
American General Corp................     1,800         119,925
AMRESCO, Inc.+.......................     1,200          43,500

60  See Notes to Portfolio of Investments.

---------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Morgan Stanley, Dean Witter,
  Discover & Co......................     7,200      $  567,899
Signature Resorts, Inc.+.............     1,200          21,450
Transamerica Corp....................       500          57,750
Travelers Group, Inc.................     7,633         467,043
                                                     ----------
                                                      1,716,166
                                                     ----------

DRUGS (4.2%)
Abbott Laboratories..................     5,200         380,249
American Home Products Corp..........     4,100         381,812
Baxter International, Inc............     2,100         116,419
Bristol-Myers Squibb Co..............     7,000         741,124
Eli Lilly & Co.......................     7,800         542,587
IDEC Pharmaceuticals Corp.+..........       900          32,400
Johnson & Johnson....................     3,600         256,950
Merck & Co., Inc.....................     8,100         976,049
Pfizer, Inc..........................     9,100       1,035,693
Schering Plough......................     6,800         544,849
Warner Lambert Co....................     2,100         397,293
                                                     ----------
                                                      5,405,425
                                                     ----------

ELECTRIC UTILITIES (1.2%)
Ameren Corp..........................       700          27,738
American Electric Power Co.+.........     1,400          66,850
Baltimore Gas & Electric Co..........     1,100          34,650
Carolina Power & Light Co............     1,100          47,369
Central & South West Corp............     1,500          39,094
Central Hudson Gas & Electric Co.....     1,800          72,563
Central Vermont Public Service.......     4,300          63,963
Cinergy Corp.........................     1,200          41,850
Cleco Corp...........................     1,200          38,550
Commonwealth Energy System Co........     2,000          76,500
Consolidated Edison..................     1,800          81,450
Dominion Resources, Inc..............     1,400          55,388
DTE Energy Co........................       800          31,350
Edison International.................     2,900          86,456
Entergy Corp.........................     1,700          42,288
FirstEnergy Corp.....................     1,500          45,375
GPU, Inc.............................       900          35,663
Houston Industries, Inc..............     1,800          52,313
Interstate Energy Corp...............     2,922          92,226
KU Energy Corp.......................     2,000          88,500
Northern States Power Co.............       500          28,188
PacifiCorp...........................     1,500          34,875
Peco Energy Co.+.....................     1,100          26,194
PG&E Corp............................     1,100          35,613
PP&L Resources, Inc..................     1,200          27,675
Public Service Co. of New Mexico.....     1,400          32,288
Public Service Enterprise Group, Inc.     1,600          53,700
Southern Co..........................     5,300         140,450
Texas Utilities Co...................     1,200          48,000
Unicom Corp..........................     1,600          55,600
                                                     ----------
                                                      1,602,719
                                                     ----------



ELECTRICAL MACHINERY AND INSTRUMENTS (0.7%)
Harris Corp..........................       800      $   38,700
IFR Systems, Inc.....................     1,100          23,375
Knoll, Inc.+.........................     1,500          52,219
Perkin-Elmer Corp....................       300          20,513
Pitney Bowes, Inc....................     2,800         134,400
Technitrol, Inc......................     4,000         163,500
Tektronix, Inc.......................       450          19,350
Virco Manufacturing Corp.............     1,200          30,150
Waters Corp.+........................     1,900         101,650
Xerox Corp...........................     3,100         351,849
                                                     ----------
                                                        935,706
                                                     ----------

ELECTRONIC MEDIA (0.5%)
CBS Corp.............................     1,900          67,688
Clear Channel Communications, Inc.+..       700          65,975
Tele-Communications, Inc.+...........     3,200         103,200
Time Warner, Inc.....................     1,600         125,600
Walt Disney Co. (The)................     1,800         223,763
                                                     ----------
                                                        586,226
                                                     ----------

ENGINEERING SERVICES (0.0%)
American Disposal Services, Inc.+....     1,100          44,103
                                                     ----------

FOOD AND BEVERAGE (2.2%)
Anheuser-Busch Co., Inc..............     3,100         142,019
Archer-Daniels-Midland Co............     1,700          36,550
Brown-Forman Corp....................       500          28,313
Campbell Soup Co.....................     3,300         169,331
Canandaigua Brands, Inc.+............       800          41,900
Coca-Cola Co.........................     7,000         531,124
Conagra, Inc.........................     3,700         107,994
Coors (Adolph) Co....................       300          10,725
Earthgrains Co.......................     1,000          46,750
Fortune Brands, Inc..................       600          22,125
General Mills, Inc...................     1,200          81,075
Heinz (H.J.) Co......................     2,800         152,600
Herbalife International, Inc.........     1,900          47,500
Hershey Foods Corp...................     1,100          80,575
Kellogg Co...........................     2,800         115,500
Lance, Inc...........................       700          15,050
PepsiCo, Inc.........................     9,700         384,968
Pioneer Hi-Bred International, Inc...     1,800          67,950
Quaker Oats Co.......................     1,000          52,000
Ralston-Ralston Purina Group.........       300          31,800
Sara Lee Corp........................     3,400         202,513
Suiza Foods Corp.+...................       400          23,700
Unilever NV..........................     4,400         328,349
Wrigley (Wm.) Jr. Co.................       600          53,400
                                                     ----------
                                                      2,773,811
                                                     ----------

                                                                              61

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BALANCED (CONTINUED)
-------------------------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
FOOD AND DRUG RETAIL (0.5%)
Albertson's, Inc.....................     1,800      $   90,000
American Stores Co...................     1,900          45,600
CVS Corp.............................     1,700         125,391
Great Atlantic & Pacific Tea Co.,
  Inc................................       200           6,225
Kroger Co. (The)+....................     1,800          75,375
Rite Aid Corp........................     1,800          57,825
SUPERVALU, INC.......................       700          30,581
Sysco Corp...........................     1,800          42,863
Walgreen Co..........................     3,800         131,100
Winn-Dixie Stores, Inc...............     1,000          37,625
                                                     ----------
                                                        642,585
                                                     ----------

FOREST PRODUCTS AND BUILDING MATERIALS (0.8%)
Ameron, Inc..........................       700          43,138
AptarGroup, Inc......................       600          37,500
Armstrong World Industries, Inc......       300          25,725
Centex Construction Products, Inc....     1,300          47,775
Champion International Corp..........       700          37,669
Crown Cork & Seal Co., Inc...........       500          26,031
Elcor Corp...........................     1,400          38,938
Fort James Corp......................     1,900          94,288
International Paper Co...............     2,100         109,594
Ivex Packaging Corp.+................       900          21,825
Lone Star Industries, Inc............       600          49,575
Masco Corp...........................     1,100          63,800
Owens-Illinois, Inc.+................     1,500          59,344
Sealed Air Corp.+....................       268          16,769
Simpson Manufacturing Co., Inc.+.....     1,000          41,625
Southdown, Inc.......................       800          56,600
Triangle Pacific Corp.+..............       500          21,750
Union Camp Corp......................       500          30,188
Wausau-Mosinee Paper Corp............     1,820          38,561
Westvaco Corp........................       700          21,219
Weyerhaeuser Co......................     1,400          80,675
                                                     ----------
                                                        962,589
                                                     ----------

GAS UTILITIES (0.3%)
Coastal Corp. (The)..................       800          57,150
Columbia Gas System, Inc.............       400          32,500
Consolidated Natural Gas Co..........       500          28,750
Energen Corp.........................     2,000          44,625
Laclede Gas Co.......................     1,200          29,700
NUI Corp.............................     2,200          56,375
Piedmont Natural Gas, Inc............       500          17,031
Wicor, Inc...........................     1,500          71,906
Williams Co., Inc. (The).............     2,200          69,575
                                                     ----------
                                                        407,612
                                                     ----------

HEALTH SERVICES (0.7%)
Cardinal Health, Inc.................       800          77,000
Carematrix Corp.+....................     1,000          27,125
Columbia/HCA Healthcare Corp.........     4,200         138,338



HEALTH SERVICES (CONTINUED)
HBO & Co.............................     2,600      $  155,513
HEALTHSOUTH Corp.+...................     3,300          99,619
Humana, Inc.+........................     1,100          29,700
Mariner Health Group, Inc.+..........     2,300          41,688
Medical Manager Corp.+...............     1,700          50,256
Shared Medical Systems Corp..........       100           7,294
Sun Healthcare Group, Inc.+..........     1,900          31,825
Tenet Healthcare Corp.+..............     2,100          78,619
United Healthcare Corp...............     1,300          91,325
Universal Health Services, Inc.+.....     1,000          57,563
                                                     ----------
                                                        885,865
                                                     ----------

HEAVY MACHINERY (0.6%)
Advanced Energy Industries, Inc.+....       300           4,463
Case Corp............................       700          44,494
Caterpillar, Inc.....................     4,300         244,831
Cummins Engine Company, Inc..........       500          27,188
Deere & Co...........................     2,900         169,469
Gardner Denver Machinery, Inc.+......     1,600          45,100
Manitowoc Co., Inc. (The)............     1,200          55,950
Navistar International Corp..........       900          26,888
PACCAR, Inc..........................       900          53,438
Terex Corp.+.........................     1,700          52,063
                                                     ----------
                                                        723,884
                                                     ----------

HOUSING AND FURNISHINGS (0.8%)
American Homestar Corp.+.............     2,550          52,913
Centex Corp..........................       600          20,850
Champion Enterprises, Inc.+..........     1,700          42,288
D.R. Horton, Inc.....................     2,100          38,981
Department 56, Inc.+.................     1,000          35,938
Ethan Allen Interiors, Inc...........     1,000          50,938
Fairfield Communities, Inc.+.........     1,100          25,713
Furniture Brands International, Inc.+     1,700          49,938
Helen of Troy Ltd.+..................     4,400          90,200
Kaufman & Broad Home Corp............     1,600          46,500
La-Z-Boy, Inc........................       800          41,850
Maytag Corp..........................     1,000          51,500
MDC Holdings, Inc....................     2,100          36,094
Mohawk Industries, Inc.+.............     2,400          74,100
Newell Co............................     1,100          53,144
Oneida, Ltd..........................     1,300          38,919
Pillowtex Corp.......................       700          35,131
Rent-Way, Inc.+......................     1,900          59,613
Rubbermaid, Inc......................     1,100          31,488
Ryland Group, Inc....................     1,800          37,688
Standard Pacific Corp................     2,500          43,125
Whirlpool Corp.......................       500          36,000
                                                     ----------
                                                        992,911
                                                     ----------

INDUSTRIAL SERVICES (0.1%)
Browning-Ferris Industries, Inc......     1,500          51,188

62  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
INDUSTRIAL SERVICES (CONTINUED)
Granite Construction, Inc............       500      $   14,781
Laidlaw, Inc.........................     2,300          32,056
Waste Management, Inc................     1,400          46,900
                                                     ----------
                                                        144,925
                                                     ----------

INSURANCE (3.2%)
Alfa Corp............................       700          12,513
Allstate Corp. (The).................     4,000         384,999
American Annuity Group, Inc..........     1,500          35,344
American Bankers Insurance Group.....       900          55,294
American International Group, Inc....     6,500         855,155
Amerus Life Holdings, Inc............     1,000          32,000
Aon Corp.............................     1,200          77,400
Capital RE Corp......................     1,200          88,575
Chartwell Re Corp....................     1,000          30,813
Chubb Corp...........................     1,200          94,725
CIGNA Corp...........................       500         103,469
Cincinnati Financial Corp............       400          50,950
CMAC Investment Corp.................     1,600         103,300
Conseco, Inc.........................     2,100         104,213
Enhance Financial Services Group,
  Inc................................       600          41,175
ESG Re Ltd...........................     1,000          25,750
FBL Financial Group, Inc.............     2,600          74,750
Fidelity National Financial, Inc.....     1,430          52,731
First American Financial Corp........       700          49,744
FPIC Insurance Group, Inc.+..........       700          24,150
Gallagher (Arthur J.) & Co...........       900          39,488
General Re Corp......................       700         156,494
Hartford Financial Services
  Group, Inc.........................     1,300         143,975
Hooper Holmes, Inc...................     2,100          49,481
Horace Mann Educators Corp...........     3,200         110,000
Jefferson-Pilot Corp.................       750          44,016
LandAmerica Financial Group, Inc.....     1,300          68,575
LaSalle Re Holdings Ltd..............       900          32,906
Life Re Corp.........................       700          50,400
Lincoln National Corp................     1,000          88,813
Marsh & McLennan Co., Inc............     1,600         145,800
MBIA, Inc............................       800          59,700
MGIC Investment Corp.................     1,500          94,500
Mutual Risk Management Ltd...........     1,200          40,650
Orion Capital Corp...................     2,200         122,650
Progressive Corp.....................       500          67,719
Safeco Corp..........................       900          44,944
Selective Insurance Group, Inc.......     2,600          71,500
St. Paul Co., Inc....................       826          69,976
State Auto Financial Corp............     1,000          36,375
SunAmerica, Inc......................     1,250          62,422
Torchmark Corp.......................     1,800          80,213
UNUM Corp............................     1,000          53,750
Vesta Insurance Group, Inc...........       400          22,650
                                                     ----------
                                                      4,054,047
                                                     ----------



INVESTMENT SERVICES (0.5%)
Charles Schwab Corp..................     1,800      $   63,000
Conning Corp.........................     1,400          28,700
Doral Financial Corp.................     1,000          35,125
Duff & Phelps Credit Rating Co.......       600          34,200
Everen Capital Corp..................       400          21,275
Lehman Brothers Holdings, Inc........     1,400          99,488
Merrill Lynch & Co., Inc.............     3,100         272,025
Providian Financial Corp.............       700          42,131
                                                     ----------
                                                        595,944
                                                     ----------

LEISURE TIME & SERVICES (0.0%)
Marriott International, Inc..........       900          29,700
                                                     ----------

MAJOR TELECOMMUNICATIONS (2.8%)
Alltel Corp..........................     1,400          59,850
Ameritech Corp.......................     8,200         349,012
AT&T Corp............................    15,400         924,962
Bell Atlantic Corp...................     5,300         495,880
BellSouth Corp.......................     6,800         436,474
GTE Corp.............................     6,000         350,624
SBC Communications, Inc..............    12,600         522,112
U.S. West Communications Group.......     3,400         179,350
WorldCom, Inc.+......................     6,900         295,190
                                                     ----------
                                                      3,613,454
                                                     ----------

MISCELLANEOUS METALS (0.1%)
Amcol International Corp.............     2,550          34,903
Titanium Metals Corp.+...............     1,100          29,288
                                                     ----------
                                                         64,191
                                                     ----------

OIL (2.0%)
Ashland Oil, Inc.....................       900          47,588
Atlantic Richfield Co................     2,400         187,200
Chevron Corp.........................     1,700         140,569
Exxon Corp...........................    15,500       1,130,530
Giant Industries, Inc................     1,800          38,925
Houston Exploration Co. (The)+.......     2,000          46,750
Mobil Corp...........................     2,100         165,900
Oryx Energy Co.+.....................       200           5,225
Pennzoil Co..........................       400          25,625
Phillips Petroleum Co................     1,700          84,256
Royal Dutch Petroleum Co.+...........     5,700         322,405
Sun Company, Inc.+...................       900          36,394
Swift Energy Co.+....................     2,420          48,249
Texaco, Inc..........................     1,500          92,250
USX-Marathon Group...................     2,000          71,625
Vintage Petroleum, Inc...............     2,800          54,600
                                                     ----------
                                                      2,498,091
                                                     ----------

OIL SERVICES (0.9%)
Baker Hughes, Inc....................     1,000          40,500
Cliffs Drilling Co.+.................       700          34,519
Coflexip SA+.........................     1,000          71,250
Cooper Cameron Corp.+................     1,000          66,438

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
OIL SERVICES (CONTINUED)
Friede Goldman International, Inc.+..     1,200      $   48,300
Global Industries Ltd.+..............     3,200          72,600
Halliburton Co.......................     2,500         137,500
Input/Output, Inc.+..................     1,200          29,850
Oceaneering International, Inc.+.....     2,300          52,756
Pool Energy Services Co.+............     1,000          26,375
Rowan Co., Inc.+.....................     1,000          29,438
Schlumberger Ltd.....................     3,500         290,062
SEACOR SMIT Holdings+................       700          41,038
Superior Energy Services, Inc.+......     2,800          31,150
Tuboscope Vetco International Corp.+.     3,900          92,381
Veritas DGC, Inc.+...................       800          43,350
Western Atlas, Inc.+.................       300          23,700
                                                     ----------
                                                      1,131,207
                                                     ----------

OTHER TELECOMMUNICATIONS (1.7%)
AirTouch Communications, Inc.+.......     3,600         191,250
Cidco, Inc.+.........................     2,200          18,975
Comverse Technology, Inc.+...........     1,000          47,375
Davox Corp.+.........................       800          17,900
DSC Communications Corp.+............     1,200          21,600
General Instrument Corp.+............     1,000          22,438
ITC Deltacom, Inc.+..................     1,100          31,488
Lucent Technologies, Inc.............    15,000       1,141,874
Mobile Telecommunications
  Technologies Corp.+................     2,400          61,200
Northern Telecom Ltd.................     3,500         213,063
P-Com, Inc.+.........................     1,800          35,438
Scientific Atlanta, Inc..............       600          14,325
Tekelec+.............................     2,600         130,650
Tellabs, Inc.+.......................     2,200         155,925
US LEC Corp.+........................     1,700          41,225
Vimpel Communications ADR+...........       800          43,200
                                                     ----------
                                                      2,187,926
                                                     ----------

PRINT MEDIA (0.4%)
Dun & Bradstreet Corp................     1,600          56,800
Equifax, Inc.........................     1,100          42,556
Gannett Co., Inc.....................     1,900         129,081
Knight-Ridder, Inc...................       700          40,819
McGraw-Hill Co., Inc.................       700          54,206
New York Times Co....................       900          63,844
Times Mirror Co......................       700          42,831
Tribune Co...........................       900          59,400
                                                     ----------
                                                        489,537
                                                     ----------

PRODUCER GOODS (2.4%)
AFC Cable Systems, Inc.+.............     1,200          41,700
Allegheny Teledyne, Inc..............     1,300          32,988
Allied Signal, Inc...................     4,300         188,394
Alpine Group, Inc. (The)+............     1,900          39,544

PRODUCER GOODS (CONTINUED)
Applied Power, Inc...................     1,400      $   52,325
Avery Dennison Corp..................       900          47,138
Avondale Industries, Inc.+...........     2,000          53,750
C & D Technologies, Inc..............       700          38,675
Cable Design Technologies+...........       800          21,300
Chart Industries, Inc................     1,600          45,000
Citation Corp.+......................     1,200          25,050
Cooper Industries, Inc...............     1,500         100,313
Corning, Inc.........................     1,700          68,000
Daisytek International Corp.+........     2,200          53,350
Dover Corp...........................     1,600          63,200
Dresser Industries, Inc..............     1,200          63,450
Ecolab, Inc..........................     1,000          31,688
Emerson Electric Co..................     3,100         197,238
Encore Wire Corp.+...................       900          34,875
FMC Corp.+...........................       300          23,269
Grainger (W. W.), Inc................       400          43,575
Harnischfeger Industries, Inc........       300           8,475
Hexcel Corp.+........................     1,400          39,113
Honeywell, Inc.......................       900          83,813
Hughes Supply, Inc...................     1,500          58,125
Illinois Tool Works, Inc.............     2,400         169,200
Ingersoll-Rand Co....................     1,500          69,094
Intermet Corp........................     4,000          84,000
ITT Industries, Inc..................       800          29,150
Kaydon Corp..........................     1,400          61,338
Kaynar Technologies, Inc.+...........       800          27,600
Kuhlman Corp.........................       500          24,500
Minnesota Mining and Manufacturing
  Co.................................     1,200         113,250
Motivepower Industries, Inc.+........     1,400          36,050
Mueller Industries, Inc.+............     1,300          87,994
Parker-Hannifin Corp.................     1,300          58,013
PPG Industries, Inc..................     1,400          98,963
Raychem Corp.........................       600          24,113
Robbins & Myers, Inc.................       300           9,938
Shaw Group, Inc.+....................     1,500          35,250
Sherwin-Williams Co..................     1,300          46,313
Spartech Corp........................     2,300          48,731
Superior Telecom.....................       900          37,969
Thermo Electron Corp.+...............     1,100          43,794
Thomas Industries, Inc...............       300           7,781
Timken Co............................       700          27,956
Tower Automotive, Inc.+..............     1,400          74,638
Tredegar Industries, Inc.............       600          46,988
Tyco International Ltd...............     5,400         294,299
United Stationers, Inc.+.............       700          44,188
Westinghouse Air Brake Co............     1,500          42,094
ZERO Corp............................     1,200          36,975
                                                     ----------
                                                      3,134,527
                                                     ----------

64  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                         NUMBER
                                           OF           MARKET
                                         SHARES          VALUE
                                        ---------    -----------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
American General Hospitality Corp....     2,100      $   52,631
Apartment Investment & Management Co.     1,100          41,113
Boykin Lodging Co....................     1,500          35,250
BRE Properties, Inc..................       900          23,625
CBL & Associates Properties, Inc.....     1,000          24,563
Developers Diversified Realty Corp...       700          27,781
Duke Realty Investments, Inc.........     1,200          28,575
Eastgroup Properties, Inc............     1,600          31,900
Equity Inns, Inc.....................     2,200          32,450
Essex Property Trust, Inc............     1,000          33,000
General Growth Properties............       900          32,288
Glenborough Realty Trust, Inc........     1,300          34,856
Health Care REIT, Inc................     1,000          27,813
Healthcare Realty Trust, Inc.........     1,200          33,750
Hospitality Properties Trust.........     1,100          35,338
Impac Mortgage Holdings, Inc.........     2,100          34,650
INMC Mortgage Holding, Inc...........     2,000          48,500
Koger Equity, Inc....................     1,200          25,725
National Golf Properties, Inc........       600          18,638
Prentiss Properties Trust............     1,500          38,063
Security Capital Group, Inc.+........       400          12,100
Sunstone Hotel Investors, Inc........     2,300          35,650
                                                     ----------
                                                        708,259
                                                     ----------

SEMICONDUCTORS AND ELECTRONICS (1.2%)
AMP, Inc.............................     1,600          62,900
Applied Materials, Inc.+.............     2,500          90,313
Asyst Technologies, Inc.+............     1,600          33,700
Berg Electronics Corp.+..............     3,000          71,438
Brightpoint, Inc.+...................     2,200          42,900
C.P. Clare Corp.+....................     2,600          33,475
Cellstar Corp.+......................       800          26,100
CHS Electronics, Inc.+...............     1,600          33,400
CTS Corp.............................       900          33,244
Electro Scientific Industries, Inc.+.       800          30,400
Essex International, Inc.+...........     1,100          39,463
Esterline Technologies+..............     1,800          41,400
Flextronics International Ltd.+......       900          42,750
General Scanning, Inc.+..............     1,800          41,063
Inacom Corp.+........................     1,900          68,044
Integrated Circuit Systems, Inc.+....     1,400          21,175
Intel Corp...........................     4,400         355,574
KLA Instruments Corp.+...............     1,100          44,344
Level One Communications, Inc.+......     1,350          42,019
Mettler-Toledo International, Inc.+..     1,800          36,225
National Semiconductor Corp.+........     1,700          37,400
Phototronics, Inc.+..................     1,200          44,250
Power-One, Inc.+.....................       900          11,306

SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Sanmina Corp.+.......................       900      $   81,000
Texas Instruments, Inc...............     2,700         172,969
Viacom, Inc.+........................     1,000          58,000
                                                     ----------
                                                      1,594,852
                                                     ----------

SPECIALTY CHEMICALS (0.2%)
Air Products and Chemicals, Inc......       900          78,244
Dexter Corp..........................     1,200          49,575
Engelhard Corp.......................       700          14,788
Grace (W.R.) & Co....................       500          10,156
Morton International, Inc............     1,000          32,000
Praxair, Inc.........................     1,100          55,344
Sigma-Aldrich Corp...................       700          27,913
                                                     ----------
                                                        268,020
                                                     ----------

STEEL (0.1%)
Inland Steel Industries, Inc.........       600          17,588
Ispat International+.................       100           2,800
Nucor Corp...........................       400          23,975
Reliance Steel  & Aluminum Co........     1,100          44,413
Texas Industries, Inc................       700          45,106
USX-US Steel Group, Inc..............     1,000          39,125
Worthington Industries...............       300           5,391
                                                     ----------
                                                        178,398
                                                     ----------

SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp....     1,200         118,800
Consolidated Freightways Corp.+......     2,200          39,463
CSX Corp.............................     1,600          84,000
FDX Corp. Holding Co.+...............     1,800         122,400
Knightsbridge Tankers Ltd............     1,200          34,500
Norfolk Southern Corp................     2,700          90,281
Roadway Express, Inc.................     1,600          39,700
Royal Olympic Cruise Lines, Inc.+....     1,100          20,213
Swift Transportation Co., Inc.+......     1,800          41,175
U.S. Freightways Corp................     1,400          50,050
Werner Enterprises, Inc..............     1,600          38,600
                                                     ----------
                                                        679,182
                                                     ----------

TEXTILES AND APPAREL (0.4%)
Brylane, Inc.+.......................       700          41,125
Dan River, Inc.+.....................     1,500          28,969
Liz Claiborne, Inc...................       500          24,594
Maxwell Shoe Co., Inc.+..............     1,600          28,400
Nautica Enterprises, Inc.+...........     1,400          34,825
North Face, Inc. (The)+..............     1,400          31,413
Novel Denim Holdings Ltd.+...........     1,500          37,875
Oshkosh B'Gosh, Inc..................     1,100          42,350
Reebok International Ltd.+...........       300           8,813
Stride Rite Corp.....................     1,600          20,100

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                       NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
TEXTILES AND APPAREL (CONTINUED)
VF Corp..............................     1,000      $    52,000
WestPoint Stevens, Inc.+.............     1,800           60,300
Wolverine World Wide, Inc............     2,100           60,638
                                                     ----------
                                                         471,402
                                                     ----------

TOTAL COMMON STOCKS (COST                             70,665,271
  $54,126,919)                                       ----------

PREFERRED STOCKS (0.5%)
California Federal Preferred Capital
  Corp. (Banks and Thrifts) +........    12,000         323,999
Duke Energy Corp. (Electric
  Utilities) ........................     2,500         144,688
FPL Group, Inc. (Electric Utilities)      1,400          86,888
Union Carbide Corp. (Chemicals) .....       900          43,650
                                                     ----------

TOTAL PREFERRED STOCKS (COST
  $537,272)                                             599,225
                                                     ----------

                                        PRINCIPAL
                                          AMOUNT
                                        ---------
LONG-TERM BONDS AND NOTES (24.8%)
U.S. GOVERNMENT OBLIGATIONS (13.0%)
U.S. Treasury Bond, 6.75%, 08/15/26..  $2,000,000      2,194,064
U.S. Treasury Bond, 7.25%, 08/15/04..     750,000        810,116
U.S. Treasury Bond, 7.25%, 05/15/16..     500,000        568,280
U.S. Treasury Note, 5.75%, 09/30/99..   2,000,000      2,004,835
U.S. Treasury Note, 5.75%, 10/31/00..   6,200,000      6,219,382
U.S. Treasury Note, 6.38%, 03/31/01..   4,250,000      4,333,666
U.S. Treasury Note, 6.50%, 10/15/06..     500,000        523,982
                                                     ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST
  $16,169,365)                                       16,654,325
                                                     ----------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.8%)
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04....................     350,000       346,062
Merrill Lynch Mortgage Investors,
  Inc., 7.71%, 06/15/21..............     671,149       688,137
                                                     ----------

TOTAL NON-AGENCY MORTGAGE-BACKED
  SECURITIES (COST $1,007,226)                        1,034,199
                                                     ----------

FOREIGN AND SUPRANATIONALS (2.0%)
African Development Bank, 8.80%,
  09/01/19...........................   1,000,000     1,261,229
Argent-Global Bond (Republic of
  Argentina), 11.38%, 01/30/17.......     400,000       443,499
Transport De Gas Del Sur, 7.75%,
  12/23/98...........................     400,000       399,691
United Mexican States Government,
  11.38%, 09/15/16...................     400,000       469,999
                                                     ----------

TOTAL FOREIGN AND SUPRANATIONALS (COST
  $2,306,049)                                         2,574,418
                                                     ----------

CORPORATE AND CONVERTIBLE BONDS (9.0%)
American General Finance, 8.45%,
  10/15/09...........................  $1,000,000   $1,146,709
BCH Cayman Islands Ltd., 7.70%,
  07/15/06...........................     900,000      961,370
Centennial Cellular Corp., 10.13%,
  05/15/05...........................     450,000      503,999
Comcast Cellular, 9.50%, 05/01/07....   1,000,000    1,039,999
Exide Corp., 10.00%, 04/15/05++......     525,000      549,937
First Empire Capital Trust II,
  8.23%, 06/01/27....................     500,000      536,249
Flag Ltd., 8.25%, 01/30/08++++.......     375,000      380,624
Fred Meyer, Inc., 7.38%, 03/01/05....     700,000      696,492
HSBC America, 7.81%, 12/15/26++++....     750,000      756,498
Kaman Corp., 6.00%, 03/15/12.........     449,000      440,019
Panama (Republic of), 7.88%,
  02/13/02++++.......................     400,000       399,999
Raytheon Co., 6.75%, 08/15/07........   1,000,000     1,020,954
Riggs Capital Trust, 8.62%,
  12/31/26++++.......................     300,000       318,572
Rogers Cantel, Inc., 9.38%, 06/01/08.     400,000       415,999
Russia-Interest Notes, 6.72%,
  12/15/15...........................     700,000       504,874
TCI Communications, Inc., 6.38%,
  09/15/99...........................   1,000,000     1,001,189
Tenet Healthcare Corp., 7.88%,
  01/15/03...........................     300,000       306,872
Tenet Healthcare Corp., 8.00%,
  01/15/05...........................     200,000       204,750
Worldcom, Inc., 8.88%, 01/15/06......     258,000       276,088
                                                     ----------

TOTAL CORPORATE AND CONVERTIBLE BONDS (COST
  $10,983,492)                                       11,461,193
                                                     ----------

TOTAL LONG-TERM BONDS AND NOTES (COST
  $30,466,132)                                       31,724,135
                                                     ----------

SHORT-TERM INVESTMENTS (19.2%)
Crown Cork & Seal Co., Comm. Paper,
  5.65%, 05/06/98....................  4,000,000      3,996,861
Enron Oil & Gas Co., Comm. Paper,
  5.70%, 05/01/98....................  2,637,000      2,637,000
Mid Atlantic Fuel Comp, Comm. Paper,
  5.70%, 05/01/98....................  4,153,000      4,153,000
Occidental Petroleum, Comm. Paper,
  5.75%, 05/04/98++++................  1,250,000      1,249,401
Raytheon Co., Comm. Paper, 5.89%,
  08/31/98++++.......................  4,000,000      4,004,280
Renaissance Energy Co., Comm. Paper,
  5.63%, 05/04/98....................  4,000,000      3,998,123
Textron Financial Corp., Comm.
  Paper, 5.75%, 05/05/98.............  4,520,000      4,517,112
                                                    -----------

TOTAL SHORT-TERM INVESTMENTS (COST $24,551,497)      24,555,777
                                                    -----------
TOTAL INVESTMENTS (COST $109,681,820)(A)            127,544,408

OTHER ASSETS LESS LIABILITIES                           573,626
                                                   ------------

TOTAL NET ASSETS                                   $128,118,034
                                                   ============

66  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to $110,174,450. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ....................                $18,204,438
Unrealized losses ...................                   (834,480)
                                                     -----------
  Net unrealized gain ...............                $17,369,958
                                                     ===========

+    Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  67

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH AND INCOME
--------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    ----------
COMMON STOCKS (97.1%)
UNITED STATES (91.2%)
AIR TRANSPORT (2.6%)
Airborne Freight Corp................    45,300      $1,795,013
Alaska Air Group, Inc.+..............    12,100         679,113
America West Holdings Corp.+.........   115,200       3,484,800
AMR Corp.+...........................    37,000       5,637,874
Delta Air Lines, Inc.................    35,700       4,150,124
Northwest Airlines Corp.+............    15,900         834,750
UAL Corp.+...........................    22,200       1,935,563
US Airways Group, Inc.+..............     5,100         362,738
                                                     ----------
                                                     18,879,975
                                                     ----------

AUTO PARTS AND HARDWARE (0.8%)
Black & Decker Corp..................    80,500       4,155,812
Echlin, Inc..........................    30,800       1,457,225
                                                     ----------
                                                      5,613,037
                                                     ----------

AUTOMOTIVE (1.2%)
Chrysler Corp........................   144,800       5,819,149
Dura Automotive Systems, Inc.+.......     4,100         159,900
Ford Motor Co........................    29,700       1,360,631
General Motors Corp..................    24,000       1,617,000
                                                     ----------
                                                      8,956,680
                                                     ----------

BANKS AND THRIFTS (8.1%)
Ahmanson (H. F.) & Co................    56,700       4,323,374
AmSouth Bancorporation...............    26,850       1,674,769
Banc One Corp........................    20,600       1,211,538
Bank United Corp.....................     3,500         181,125
BankAmerica Corp.....................    67,100       5,703,499
Centura Banks, Inc...................    20,500       1,476,000
City National Corp...................    35,200       1,309,000
Comerica, Inc........................    60,750       4,066,452
Commerce Bancshares, Inc.............    28,400       1,391,600
Dime Bancorp, Inc....................    61,400       1,884,213
Fifth Third Bancorp..................    57,300       3,151,500
First Chicago NBD Corp...............     4,600         427,225
Firstfed Financial Corp.+............     8,300         379,725
Fleet Financial Group, Inc...........    56,500       4,880,187
Golden West Financial Corp...........    54,400       5,728,999
Life Financial Corp.+................     2,100          47,775
Meridian Industrial Trust, Inc.......     1,000          23,125
NationsBank Corp.....................    72,400       5,484,299
Popular, Inc.........................     4,700         330,175
Prime Bancshares, Inc................     5,000         133,750
Provant, Inc.+.......................    12,500         232,813
Republic New York Corp...............    32,800       4,386,999
Security Capital Group, Inc.,
  Warrants+..........................       749           2,107
SouthTrust Corp......................    43,300       1,848,369
State Street Corp....................    51,300       3,667,949
Suntrust Banks, Inc..................    50,500       4,112,593
TR Financial Corp....................     6,300         226,406



BANKS AND THRIFTS (CONTINUED)
Umb Financial Corp...................     9,000      $  531,000
Webster Financial Corp...............     7,300         247,288
                                                     ----------
                                                     59,063,854
                                                     ----------

BIOTECH AND MEDICAL PRODUCTS (3.2%)
ADAC Laboratories+...................    18,500         402,375
Alpharma, Inc........................   106,700       2,427,425
Arterial Vascular Engineering, Inc.+.    45,000       1,591,875
ATL Ultrasound, Inc.+................    33,700       1,630,238
Biogen, Inc.+........................     6,000         266,250
Centocor, Inc.+......................    11,300         476,719
Conmed Corp.+........................    92,100       2,106,788
Datascope Corp.+.....................    53,600       1,507,500
Genentech, Inc.+.....................    12,400         858,700
Hanger Orthopedic Group, Inc.+.......   146,200       2,732,113
Hillenbrand Industries, Inc..........     7,600         474,050
OEC Medical Systems, Inc.+...........    28,000         635,250
Osteotech, Inc.+.....................    70,900       1,564,231
Quintiles Transnational Corp.+.......    30,000       1,485,000
Safeskin Corp.+......................    62,600       2,230,125
Trex Medical Corp.+..................    13,900         264,100
Visx, Inc.+..........................    62,500       2,757,813
Watson Pharmaceuticals, Inc.+........     3,400         146,200
                                                     ----------
                                                     23,556,752
                                                     ----------

CHEMICALS (0.2%)
Monsanto Co..........................     5,000         264,375
Rohm & Haas Co.......................    13,900       1,498,594
                                                     ----------
                                                      1,762,969
                                                     ----------

COMMERCIAL SERVICES (2.4%)
AccuStaff, Inc.+.....................    59,700       2,141,738
Bowne & Co., Inc.+...................    25,100       1,036,944
Day Runner, Inc.+....................    75,400       1,809,600
Deluxe Corp..........................    89,400       2,994,900
Engineering Animation, Inc.+.........    10,350         487,744
Galileo International, Inc...........    80,700       3,258,263
Mail-Well, Inc.+.....................     9,100         440,213
Valassis Communications, Inc.+.......    92,100       3,614,924
Viad Corp............................     1,700          43,881
Western Staff Services, Inc.+........    35,800         937,513
World Access, Inc.+..................    19,400         749,325
                                                     ----------
                                                     17,515,045
                                                     ----------

COMPUTERS (3.0%)
Aspec Technology, Inc.+..............     2,500          34,688
Cabletron Systems, Inc.+.............   152,400       2,019,300
Ceridian Corp.+......................    75,700       4,281,780
Dell Computer Corp.+.................    80,900       6,532,674
Digital Equipment Corp.+.............    22,000       1,223,750
FactSet Research Systems, Inc.+......     7,000         245,000
Hewlett Packard Co...................    44,000       3,313,750
Micron Electronics, Inc.+............     7,000          97,563

68  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
UNITED STATES (CONTINUED)
COMPUTERS (CONTINUED)
Sun Microsystems, Inc.+..............   105,300      $4,337,043
                                                     ----------
                                                     22,085,548
                                                     ----------

CONGLOMERATE AND AEROSPACE (2.3%)
General Dynamics Corp................    25,800       1,090,050
Goodrich (B.F.) Co...................    72,000       3,874,499
Gulfstream Aerospace Corp.+..........    18,200         763,263
Lockheed Martin Corp.................     8,500         946,688
Loews Corp...........................    40,300       4,032,518
Thiokol Corp.........................    34,200       1,842,525
United Technologies Corp.............    44,900       4,419,843
                                                     ----------
                                                     16,969,386
                                                     ----------

CONSUMER FINANCE (1.1%)
Associates First Capital Corp........    31,791       2,376,371
ContiFinancial Corp.+................     7,000         225,750
Countrywide Credit Industries, Inc...    73,600       3,560,400
Crescent Operating, Inc.+............     1,800          39,375
Leasing Solutions, Inc.+.............    28,700         792,838
Money Store, Inc. (The)..............    23,600         775,850
                                                     ----------
                                                      7,770,584
                                                     ----------

CONSUMER PRODUCTS (1.3%)
American Greetings Corp..............    42,450       1,963,313
Blyth Industries, Inc.+..............    48,800       1,790,350
Dial Corp............................     9,200         224,250
M & F Worldwide Corp.+...............    28,100         266,950
National R.V. Holdings, Inc.+........    72,300       2,774,513
Procter & Gamble Co..................    24,500       2,013,594
Twinlab Corp.+.......................     7,800         306,150
                                                     ----------
                                                      9,339,120
                                                     ----------

CONSUMER SERVICES (2.3%)
Anchor Gaming+.......................     8,500         716,125
Brinker International, Inc.+.........    10,600         254,400
Darden Restaurants, Inc..............   254,700       4,075,199
Foodmaker, Inc.+.....................    50,200         953,800
Grand Casinos, Inc.+.................   176,201       3,094,534
Promus Hotel Corp.+..................    31,080       1,404,428
Red Roof Inns, Inc.+.................    34,600         611,988
Service Corp. International..........    96,500       3,980,624
Silverleaf Resorts, Inc.+............     3,500          83,125
Sonic Corp.+.........................    60,000       1,920,000
                                                     ----------
                                                     17,094,223
                                                     ----------

CONSUMER SPECIALTIES (0.8%)
Brunswick Corp.......................   107,500       3,493,750
Hasbro, Inc..........................     6,700         246,644
Huffy Corp...........................    21,600         353,700
Jostens, Inc.........................    12,600         298,463
Russ Berrie & Co., Inc...............    46,000       1,316,750
                                                     ----------
                                                      5,709,307
                                                     ----------


DATA AND IMAGING SERVICES (4.6%)
Aspen Technology, Inc.+..............     3,800      $  185,725
BMC Software, Inc.+..................    22,000       2,058,375
Box Hill Systems Corp.+..............    10,000         106,250
Cadence Design Systems, Inc.+........    72,700       2,639,919
Computer Horizons Corp.+.............     1,200          45,525
Compuware Corp.+.....................    42,300       2,067,413
Edify Corp.+.........................     2,200          23,925
Geotel Communications Corp.+.........     3,000          82,875
JDA Software Group, Inc.+............    27,500       1,390,469
Keane, Inc.+.........................    23,000       1,155,750
Manugistics Group, Inc.+.............    51,200       3,072,000
Microsoft Corp.+.....................    89,700       8,084,212
Mobius Management Solutions+.........     3,700          68,450
Oracle Corp.+........................    47,600       1,231,650
Progress Software Corp.+.............    86,800       2,777,600
QLogic Corp.+........................    42,200       1,877,900
Quantum Corp.+.......................    13,800         324,300
Siebel Systems, Inc.+................    54,400       1,407,600
Symantec Corp.+......................    63,400       1,838,600
Visio Corp.+.........................    60,100       2,974,950
                                                     ----------
                                                     33,413,488
                                                     ----------
DISCRETIONARY RETAIL (6.2%)
American Eagle Outfitters, Inc.+.....    52,000       3,042,000
Ames Department Stores, Inc.+........    59,200       1,450,400
Barnes & Noble, Inc.+................     7,400         250,675
Costco Companies, Inc.+..............    80,500       4,497,937
Csk Auto Corp.+......................     7,700         207,900
Dayton Hudson Corp...................    51,200       4,470,399
Dress Barn, Inc.+....................    15,600         454,350
Federated Department Stores, Inc.+...    92,500       4,549,843
Fingerhut Companies, Inc.............    78,700       2,331,488
Footstar, Inc.+......................    32,000       1,274,000
Kmart Corp.+.........................    14,200         247,613
Linens 'n Things, Inc.+..............     2,800         168,700
Lowe's Co., Inc......................    69,700       4,874,643
Maxim Group, Inc. (The)+.............   128,800       2,318,400
Micro Warehouse, Inc.+...............     6,600         103,125
Office Depot, Inc.+..................    62,200       2,060,375
Payless ShoeSource, Inc.+............     3,476         248,534
Renters Choice, Inc.+................    64,000       1,752,000
Ross Stores, Inc.....................    71,500       3,311,344
Sears, Roebuck & Co..................    21,300       1,263,356
Sports Authority, Inc. (The)+........    13,300         233,581
Stage Stores, Inc.+..................     7,000         360,063
TJX Companies, Inc...................   141,000       6,239,249
                                                     ----------
                                                     45,709,975
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
Morgan Stanley, Dean Witter,
  Discover & Co......................    79,980       6,308,422
Tower Realty Trust, Inc..............     1,800          42,525
Travelers Group, Inc.................   122,863       7,517,679
                                                     ----------
                                                     13,868,626
                                                     ----------

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
UNITED STATES (CONTINUED)

DRUGS (5.0%)
Abbott Laboratories..................    84,900      $6,208,312
Eli Lilly & Co.......................    92,700       6,448,443
Medicis Pharmaceutical Corp.+........    58,800       2,513,700
Merck & Co., Inc.....................    53,500       6,446,749
Pfizer, Inc..........................    94,900      10,800,805
Rexall Sundown, Inc.+................    39,700       1,267,919
Roberts Pharmaceutical Corp.+........   130,900       2,225,300
Schering Plough......................       500          40,063
Theragenics Corp.+...................    33,900         966,150
                                                     ----------
                                                     36,917,441
                                                     ----------

ELECTRIC UTILITIES (0.0%)
DTE Energy Co........................     5,100         199,856
                                                     ----------

ELECTRICAL MACHINERY AND INSTRUMENTS (1.7%)
Harris Corp..........................    17,300         836,888
Steelcase Inc........................     6,200         214,675
Technitrol, Inc......................    43,000       1,757,625
Tektronix, Inc.......................    67,200       2,889,600
Waters Corp.+........................     7,000         374,500
Xerox Corp...........................    53,100       6,026,849
                                                     ----------
                                                     12,100,137
                                                     ----------

ELECTRONIC MEDIA (1.6%)
Cablevision Systems Corp.+...........     4,400         270,325
CBS Corp.............................    12,800         456,000
Chancellor Media Corp.+..............     7,900         374,756
Gaylord Entertainment Co.............    82,600       2,808,400
Jacor Communications, Inc.+..........    10,000         568,750
Midway Games, Inc.+..................   123,600       2,286,600
Speedway Motorsports, Inc.+..........    51,200       1,398,400
Univision Communications, Inc.+......     9,100         348,644
Walt Disney Co. (The)................    27,900       3,468,319
                                                     ----------
                                                     11,980,194
                                                     ----------

FOOD AND BEVERAGE (2.1%)
Anheuser-Busch Co., Inc..............    11,800         540,588
Canandaigua Brands, Inc.+............    46,700       2,445,913
Coors (Adolph) Co....................    36,000       1,287,000
Earthgrains Co.......................    10,700         500,225
NBTY, Inc.+..........................    23,600         472,000
Quaker Oats Co.......................    73,300       3,811,599
Ralcorp Holdings, Inc.+..............       900          17,888
Smithfields Foods, Inc.+.............   104,800       3,183,300
Suiza Foods Corp.+...................    51,200       3,033,600
                                                     ----------
                                                     15,292,113
                                                     ----------

FOOD AND DRUG RETAIL (2.1%)
Casey's General Stores, Inc..........    10,000         163,750
CVS Corp.............................    92,900       6,851,374
Duane Reade, Inc.+...................     2,700          64,125



FOOD AND DRUG RETAIL (CONTINUED)
Fleming Companies, Inc...............   153,700      $2,881,875
Kroger Co. (The)+....................   126,200       5,284,624
SUPERVALU, INC.......................     1,500          65,531
                                                     ----------
                                                     15,311,279
                                                     ----------

FOREST PRODUCTS AND BUILDING MATERIALS (2.0%)
Ball Corp............................    27,000       1,042,875
Centex Construction Products, Inc....    27,100         995,925
Florida Rock Industries, Inc.........    40,600       1,116,500
Georgia-Pacific Corp.................    60,300       3,880,968
Lafarge Corp.........................    41,400       1,656,000
Lone Star Industries, Inc............    44,000       3,635,499
Masco Corp...........................     7,900         458,200
Owens Corning........................    10,200         423,938
Sonosight, Inc.+.....................    11,233          91,970
Southdown, Inc.......................    16,600       1,174,450
                                                     ----------
                                                     14,476,325
                                                     ----------

GAS UTILITIES (1.4%)
Columbia Gas System, Inc.............    41,600       3,380,000
Energen Corp.........................   114,200       2,548,088
Enron Corp...........................     6,500         319,719
Pacific Enterprises..................    91,900       3,578,355
Southwestern Energy Co...............    24,600         284,438
                                                     ----------
                                                     10,110,600
                                                     ----------

HEALTH SERVICES (0.6%)
Beverly Enterprises, Inc.+...........   130,700       2,058,525
Integrated Health Services, Inc......    25,400         979,488
NovaCare, Inc.+......................   102,600       1,429,988
Trigon Healthcare, Inc.+.............     7,000         212,625
                                                     ----------
                                                      4,680,626
                                                     ----------

HEAVY MACHINERY (1.8%)
Case Corp............................    38,700       2,459,869
NACCO Industries, Inc................    36,200       6,088,387
Navistar International Corp..........    46,100       1,377,238
PACCAR, Inc..........................    56,700       3,366,563
                                                     ----------
                                                     13,292,057
                                                     ----------

HOUSING AND FURNISHINGS (3.0%)
Centex Corp..........................   147,000       5,108,249
Department 56, Inc.+.................    75,500       2,713,281
Ethan Allen Interiors, Inc...........    52,800       2,689,500
Fleetwood Enterprises, Inc...........    38,500       1,778,219
Kaufman & Broad Home Corp............    16,400         476,625
Lennar Corp..........................    97,000       2,661,438
Pulte Corp...........................    83,700       4,284,393
Ryland Group, Inc....................    12,400         259,625
Standard Pacific Corp................    97,600       1,683,600
U.S. Home Corp.+.....................     5,500         228,250
                                                     ----------
                                                     21,883,180
                                                     ----------

70  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
UNITED STATES (CONTINUED)
INSURANCE (3.8%)
Allstate Corp. (The).................   108,200     $10,414,249
AMBAC, Inc...........................    10,000         566,875
Annuity And Life Re (Hldgs)+.........     4,300         102,663
Conseco, Inc.........................    88,000       4,366,999
Equitable Co., Inc. (The)............    24,800       1,522,100
ESG Re Ltd...........................     6,100         157,075
FBL Financial Group, Inc.............    19,800         569,250
First American Financial Corp........     8,200         582,713
Guarantee Life Companies, Inc........    15,000         406,875
Hartford Life, Inc...................     9,800         484,488
LandAmerica Financial Group, Inc.....     4,500         237,375
LaSalle Re Holdings Ltd..............     4,700         171,844
MGIC Investment Corp.................    15,700         989,100
Mutual Risk Management Ltd...........    15,732         532,922
Nationwide Financial Services, Inc...     4,800         208,200
Old Republic International Corp......    35,500       1,606,375
Orion Capital Corp...................    17,100         953,325
Reliance Group Holdings, Inc.........     4,600          79,638
SunAmerica, Inc......................    51,900       2,591,756
Torchmark Corp.......................    23,200       1,033,850
                                                     ----------
                                                     27,577,672
                                                     ----------

INVESTMENT SERVICES (1.5%)
Bear Stearns Co., Inc. (The).........    36,570       2,086,776
Donaldson, Lufkin & Jenrette, Inc....     3,000         284,438
Edwards (A.G.), Inc..................    35,700       1,606,500
Investors Financial Services Corp....     5,200         280,150
Lehman Brothers Holdings, Inc........    53,600       3,808,949
Paine Webber Group, Inc..............    44,750       2,005,359
Providian Financial Corp.............    17,300       1,041,244
Waddell & Reed Financial.............     3,700          91,575
                                                     ----------
                                                     11,204,991
                                                     ----------

MAJOR TELECOMMUNICATIONS (2.6%)
AT&T Corp............................    25,600       1,537,600
BellSouth Corp.......................   107,700       6,912,993
MCI Communications Corp..............   103,400       5,202,312
U.S. West Communications Group.......   102,800       5,422,699
                                                     ----------
                                                     19,075,604
                                                     ----------

OIL (2.0%)
Ashland Oil, Inc.....................    77,900       4,118,962
Clayton Williams Energy, Inc.+.......    36,800         423,200
Comstock Resources, Inc.+............    33,000         424,875
Domain Energy Corp.+.................    12,000         156,000
Lyondell Petrochemical Co............    39,400       1,295,275
Mobil Corp...........................     6,100         481,900
Occidental Petroleum Corp............     1,300          38,269
Phillips Petroleum Co................    29,000       1,437,313



OIL (CONTINUED)
Sun Company, Inc.+...................   131,200      $5,305,399
Tesoro Petroleum Corp.+..............     9,100         180,863
USX-Marathon Group...................    27,900         999,169
                                                     ----------
                                                     14,861,225
                                                     ----------

OIL SERVICES (1.9%)
Cal Dive International, Inc.+........     8,000         264,000
Cliffs Drilling Co.+.................    28,600       1,410,338
Eagle Geophysical, Inc.+.............    20,000         372,500
Helmerich & Payne, Inc...............    84,600       2,580,300
McDermott International, Inc.........    23,100         955,763
Santa Fe International Corp..........     5,200         203,775
SEACOR SMIT Holdings+................    43,700       2,561,913
Trico Marine Services, Inc.+.........    96,700       2,187,838
Veritas DGC, Inc.+...................    60,000       3,251,250
                                                     ----------
                                                     13,787,677
                                                     ----------

OTHER TELECOMMUNICATIONS (0.9%)
ADC Telecommunications, Inc.+........    55,000       1,646,563
Aerial Communications, Inc.+.........    16,100         116,725
Century Telephone Enterprises, Inc...    44,350       1,887,647
Comverse Technology, Inc.+...........     8,774         415,668
General Instrument Corp.+............     2,500          56,094
Southern New England
  Telecommunications Corp............    34,600       2,422,000
                                                     ----------
                                                      6,544,697
                                                     ----------

PRINT MEDIA (2.0%)
Gannett Co., Inc.....................    66,800       4,538,224
Hollinger International, Inc.........    13,000         201,500
Knight-Ridder, Inc...................    72,500       4,227,655
McClatchy Newspapers, Inc............    45,725       1,368,892
Meredith Corp........................    42,000       1,806,000
Tribune Co...........................    40,900       2,699,400
                                                     ----------
                                                     14,841,671
                                                     ----------

PRODUCER GOODS (6.3%)
Aeroquip-Vickers, Inc.+..............    69,800       4,436,662
Buckeye Technologies, Inc.+..........     7,200         167,400
C & D Technologies, Inc..............    32,200       1,779,050
Chicago Miniature Lamp, Inc.+........    11,700         448,988
Cincinnati Milacron, Inc.............   127,000       3,944,937
Cooper Industries, Inc...............    41,300       2,761,938
FMC Corp.+...........................    25,900       2,008,869
Gleason Corp.........................    11,300         374,313
Graco, Inc...........................    83,350       2,870,366
Hanover Compressor Co.+..............    15,000         388,125
Honeywell, Inc.......................    50,300       4,684,187
Ingersoll-Rand Co....................    84,600       3,896,887
ITT Industries, Inc..................   112,500       4,099,218
Kaydon Corp..........................    23,400       1,025,213

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
UNITED STATES (CONTINUED)
PRODUCER GOODS (CONTINUED)
Parker-Hannifin Corp.................    42,400      $1,892,100
RMI Titanium Co.+....................    94,300       2,104,069
Special Metals Corp.+................     6,600         103,125
Thomas & Betts Corp..................    65,100       3,800,212
Timken Co............................   102,800       4,105,574
Tyco International Ltd...............    11,936         650,512
U.S. Filter Corp.+...................     5,500         179,438
Varlen Corp..........................    15,000         521,250
                                                     ----------
                                                     46,242,433
                                                     ----------

REAL ESTATE INVESTMENT TRUSTS (3.1%)
Alexandria Real Estate Equities, Inc.     2,100          69,169
AMB Property Corp....................     1,700          39,100
American Residential Investment
  Trust, Inc.........................     1,700          21,038
Apartment Investment & Management Co.    29,200       1,091,350
Arden Realty Group, Inc..............    10,100         283,431
Bay Apartment Communities, Inc.......     3,700         136,900
Beacon Capital+++....................    26,000         533,000
Bedford Property Investors, Inc......     3,000          58,313
Berkshire Realty Co., Inc............     5,800          70,688
Boston Properties, Inc...............     8,600         284,338
Boykin Lodging Co....................     5,800         136,300
Brandywine Realty Trust..............    37,400         850,850
Burnham Pacific Properties, Inc......     6,200          87,575
Cabot Industrial Trust...............     4,100          92,763
Camden Property Trust................    10,777         315,901
Capstone Capital Trust, Inc..........     4,200         100,275
Captec Net Lease Realty, Inc.........     4,200          67,463
Carramerica Realty Corp..............     7,900         231,075
CBL & Associates Properties, Inc.....    10,900         267,731
Colonial Properties Trust............    14,500         430,469
Cornerstone Properties, Inc..........    18,200         327,600
Cousins Properties, Inc..............     4,600         139,150
Crescent Real Estate Equities, Inc...    27,300         931,613
Criimi Mae, Inc......................     9,900         147,881
Crown America Realty Trust...........    16,800         170,100
Duke Realty Investments, Inc.........    34,400         819,150
Eastgroup Properties, Inc............     5,050         100,684
Equity Inns, Inc.....................    19,900         293,525
Equity Office Properties Trust.......    11,000         312,813
Equity Residential Properties Trust..    13,700         673,013
Essex Property Trust, Inc............    12,500         412,500
Glenborough Realty Trust, Inc........    34,800         933,075
Glimcher Realty Trust................     4,800         102,000
Health and Retirement Property Trust.    28,000         546,000
Health Care REIT, Inc................    36,200       1,006,813
Healthcare Realty Trust, Inc.........     6,600         185,625
Home Properties of New York, Inc.....     4,800         128,700
Hospitality Properties Trust.........    29,000         931,625


REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Imperial Credit Commercial Mortgage
  Investment Corp....................     2,800      $   40,425
JDN Realty Corp......................     9,600         305,400
Kimco Realty Corp....................    26,250         972,891
Lexington Corporate Properties Trust.     3,800          55,100
LTC Properties, Inc..................    35,100         684,450
Mack-Cali Realty Corp................     5,000         187,813
Meditrust Companies..................    11,400         342,713
MGI Properties, Inc..................     4,600         111,550
National Health Investors, Inc.......     2,900          97,513
OMEGA Healthcare Investors, Inc......     3,200         111,200
Parkway Properties, Inc..............     7,900         259,713
Post Properties, Inc.................    26,600       1,085,613
Prentiss Properties Trust............    10,400         263,900
Prime Retail, Inc....................    11,900         168,831
Public Storage, Inc..................    13,000         399,750
Ramco-Gerhenson Properties Trust.....     1,225          25,955
Reckson Associates Realty Corp.......     7,800         191,100
Regency Realty Corp..................     4,400         113,300
Security Capital Industrial Trust....    16,100         393,444
Simon Debartolo Group, Inc...........     6,000         197,625
SL Green Realty Corp.................     2,300          55,200
Spieker Properties, Inc..............     5,500         217,938
Starwood Lodging Trust...............    20,200       1,013,788
Sun Communities, Inc.................     5,500         192,500
Sunstone Hotel Investors, Inc........     4,100          63,550
Tanger Factory Outlet Centers, Inc...     7,100         214,331
United Dominion Realty Trust, Inc....    17,167         232,827
Universal Health Realty Income Trust.     2,100          42,131
Urban Shopping Centers, Inc..........    14,500         473,063
Vornado Realty Trust.................     7,800         312,488
Walden Residential Properties, Inc...     6,300         153,563
Weeks Corp...........................     2,300          72,450
Weingarten Realty Investors..........     5,100         217,388
                                                     ----------
                                                     22,599,099
                                                     ----------
SEMICONDUCTORS AND ELECTRONICS (1.2%)
Berg Electronics Corp.+..............    20,000         476,250
Cymer, Inc.+.........................     5,000         111,563
Intel Corp...........................     5,200         420,225
JLK Direct Distribution, Inc.+.......    10,000         327,500
Maxim Integrated Products, Inc.+.....    53,100       2,143,913
Sawtek, Inc.+........................       900          27,338
Solectron Corp.+.....................     4,700         208,269
Viacom, Inc.+........................    85,700       4,970,599
VLSI Technology, Inc.+...............     6,000         123,750
                                                     ----------
                                                      8,809,407
                                                     ----------
SPECIALTY CHEMICALS (0.2%)
Solutia, Inc.........................     7,800         221,325
Wellman, Inc.........................    48,501       1,097,342
                                                     ----------
                                                      1,318,667
                                                     ----------

72  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
UNITED STATES (CONTINUED)
STEEL (0.4%)
Bethlehem Steel Corp.+...............    98,800      $1,537,575
USX-US Steel Group, Inc..............    30,200       1,181,575
                                                     ----------
                                                      2,719,150
                                                     ----------

SURFACE TRANSPORT (1.3%)
Amerus Life Holdings, Inc............    10,000         320,000
Continental Airlines, Inc.+..........    25,400       1,495,425
Norfolk Southern Corp................   128,700       4,303,405
Tidewater, Inc.......................    42,200       1,672,175
U.S. Freightways Corp................    42,300       1,512,225
                                                     ----------
                                                      9,303,230
                                                     ----------

TEXTILES AND APPAREL (0.7%)
Burlington Industries, Inc.+.........   105,500       1,846,250
Timberland Co. (The)+................    39,000       3,339,375
                                                     ----------
                                                      5,185,625
                                                     ----------

TOTAL UNITED STATES                                 667,623,525
                                                     ----------

FOREIGN COMMON STOCKS (5.9%)

AUSTRALIA (0.2%)
Goodman Fielder Ltd. (Food and
  Beverage) .........................   317,091         492,049
Mayne Nickless Ltd. (Commercial
  Services) .........................    52,200         281,873
Westpac Banking Corp. Ltd.
  (Banks and Thrifts) ...............    66,700         447,931
Woolworth Ltd. (Food and Beverage) ..   153,055         526,901
                                                     ----------

TOTAL AUSTRALIA                                       1,748,754
                                                     ----------

BELGIUM (0.1%)
Delhaize-Le Lion, SA (Food and
  Beverage) +........................     5,300         350,633
Societe Generale De Belgique
  (Investment Services) +............     2,940         453,309
                                                     ----------

TOTAL BELGIUM                                           803,942
                                                     ----------

BRAZIL (0.0%)
Telecomunicaciones Brasileiras SA
  (Other Telecommunications) ........     1,200         146,175
                                                     ----------

CANADA (0.1%)
Canadian Imperial Bank of Commerce
  (Banks and Thrifts) ...............     5,044         179,298
Canadian National Railway Co.
  (Surface Transport) ...............     7,000         455,418
                                                     ----------

TOTAL CANADA                                            634,716
                                                     ----------

CHILE (0.0%)
Cia. de Telecomuncaciones de Chile
  S.A. (Other Telecommunications) ...     5,200         130,325
                                                     ----------

DENMARK (0.2%)
Carli Gry International A/S
  (Textiles and Apparel) +...........     6,000         451,544
Novo-Nordisk A/S (Drugs) ............     3,700         600,159
Olicom A/S (Computers) +.............     4,000         118,074



DENMARK (CONTINUED)
Tele Danmark A/S
  (Major Telecommunications) ........     1,000      $   84,025
                                                     ----------

TOTAL DENMARK                                         1,253,802
                                                     ----------

FINLAND (0.2%)
Huhtamaki Group (Diversified) .......     7,800         450,984
Oy Nokia Corp., ADR
  (Other Telecommunications) ........     6,400         428,000
Sampo Insurance Co. (Insurance) .....     3,000         135,460
Valmet Oyj (Consumer Services) ......    15,800         261,879
                                                     ----------

TOTAL FINLAND                                         1,276,323
                                                     ----------

FRANCE (0.5%)
Accor SA (Consumer Services) +.......     2,000         544,721
Alcatel Alsthom (Other
  Telecommunications) +..............     3,100         574,383
Credit Commercial de France
  (Banks and Thrifts) +..............     5,000         398,819
Elf Aquitaine SA (Oil) +.............     3,400         445,780
Gemini Sogeti SA (Insurance) ........     2,400         311,478
Lafarge SA
  (Forest Products and Building
  Materials) ........................     5,000         471,936
Pernod Ricard (Food and Beverage) ...     4,400         303,435
Rhone-Poulenc
  (Biotech and Medical Products) +...     5,000         244,360
Union des Assurances Federales
  (Insurance) +......................     3,100         484,748
                                                     ----------

TOTAL FRANCE                                          3,779,660
                                                     ----------

GERMANY (0.4%)
BASF AG (Chemicals) +................     5,000         222,904
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks and
  Thrifts) +.........................     4,800         273,904
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks and Thrifts) +...........     5,100         393,620
Gehe AG (Health Services) +..........     7,100         367,958
Mannesmann AG (Heavy Machinery) +....       400         317,415
VEBA AG (Electric Utilities) +.......     4,400         290,065
Viag AG (Consumer Services) +........       700         354,584
Volkswagen AG (Automotive) +.........       538         429,172
                                                     ----------

TOTAL GERMANY                                         2,649,622
                                                     ----------

HONG KONG (0.1%)
Hutchison Whampoa Ltd.
  (Consumer Services) +..............    56,000         346,295
National Mutual Asia Ltd.
  (Insurance) .......................   246,000         196,902
Peregrine Investments Holdings Ltd.
  (Investment Services) +++++........   300,000           3,486
                                                     ----------

TOTAL HONG KONG                                         546,683
                                                     ----------

INDIA (0.0%)
Videsh Sanchar Nigam Ltd.
  (Other Telecommunications) +.......    31,000         379,750
                                                     ----------

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
IRELAND (0.2%)
Allied Irish Banks (Banks and
  Thrifts) ..........................    14,165      $  194,962
CRH Plc
  (Forest Products and Building
  Materials) ........................    18,000         257,099
Iona Technologies Plc, ADR
  (Data and Imaging Services) +......    13,800         429,525
Irish Life Plc (Insurance) ..........    28,920         268,477
Waterford Wedgewood
  (Housing and Furnishings) .........   318,879         532,941
                                                     ----------

TOTAL IRELAND                                         1,683,004
                                                     ----------
ISRAEL (0.1%)
Tefron Ltd. (Textiles and Apparel) +.    20,000         536,250
                                                     ----------
ITALY (0.3%)
Banca Commerciale Italiana
  (Banks and Thrifts) +..............    54,000         273,055
Credito Italiano (Banks and Thrifts)
  +..................................   136,100         715,083
Istituto Nazionale delle
  Assicurazioni (Insurance) +........    78,000         233,082
La Rinascente S.p.A. (Discretionary
  Retail) +..........................    33,500         335,577
Telecom Italia S.p.A.
  (Major Telecommunications) +.......    44,000         329,016
                                                     ----------

TOTAL ITALY                                           1,885,813
                                                     ----------
JAPAN (0.6%)
Exedy Corp. (Automotive) ............    20,200         107,016
Fuji Photo Film (Chemicals) .........    13,000         463,407
Hoya Corp. (Biotech and Medical
  Products) +........................    12,000         397,790
Kao Corp. (Consumer Products) .......    26,000         382,729
Minebea Co. Ltd.
  (Semiconductors and Electronics) ..    34,000         380,837
Mizuno Corp. (Consumer Products) ....    90,000         307,197
Nintendo Co. Ltd.
  (Semiconductors and Electronics) ..     5,000         459,396
Nippon Telegraph & Telephone
  (Major Telecommunications) ........       200         175,585
Onward Kashiyama Co., Ltd.
  (Textiles and Apparel) ............    18,000         231,590
Orix Corp. (Investment Services) ....     3,000         207,750
Santen Pharmaceutical Co., Ltd.
  (Drugs) ...........................    17,000         171,119
Seino Transportation Co., Ltd.
  (Surface Transport) ...............    67,000         386,899
Sony Corp. (Semiconductors and
  Electronics) ......................     3,700         308,310
Takefuji Corp. (Banks and Thrifts) ..     5,800         305,078
Terumo Corp. (Biotech and Medical
  Products) .........................    18,000         264,013
                                                     ----------

TOTAL JAPAN                                           4,548,716
                                                     ----------
MEXICO (0.2%)
Cifra SA (Discretionary Retail) +....   150,000         259,025
Grupo Financiero Banamex Accival
  (Investment Services) +............    90,000         279,344
Panamerican Beverages, Inc.
  (Food and Beverage) ...............    16,000         638,000
                                                     ----------

TOTAL MEXICO                                          1,176,369
                                                     ----------


NETHERLANDS (0.3%)
Akzo Nobel NV (Chemicals) ...........     1,800      $  366,144
Hunter Douglas NV (Consumer
  Services) +........................     2,000          97,500
ING Groep NV (Banks and Thrifts) +...     8,897         578,158
KLM Royal Dutch Air Line
  (Surface Transport) +..............     3,000         117,891
Philips Electronics NV
  (Semiconductors and Electronics) ..     5,200         458,101
Vendex International NV
  (Discretionary Retail) +...........     3,200         205,255
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Print Media) .....................    13,700         443,442
                                                     ----------

TOTAL NETHERLANDS                                     2,266,491
                                                     ----------
NEW ZEALAND (0.0%)
Fernz Corp., Ltd. (Chemicals) .......    50,000         150,039
                                                     ----------

NORWAY (0.5%)
Christiania Bank Og Kredkasse
  (Banks and Thrifts) ...............    92,800         426,791
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil) +...........    10,000         248,053
Merkantildata ASA
  (Data and Imaging Services) .......    33,000         415,925
Ocean Rig ASA (Oil) +................   650,000         631,866
Saga Petroleum ASA (Oil) +...........    16,600         329,415
Seateam Technology AS (Oil) +........    13,700         330,648
Tandberg Data ASA (Computers) +......    14,000         137,033
Tandberg Television ASA
  (Other Telecommunications) +.......    26,600         353,094
Tomra Systems ASA
  (Forest Products and Building
  Materials) ........................    14,100         453,736
                                                     ----------

TOTAL NORWAY                                          3,326,561
                                                     ----------

SPAIN (0.2%)
Banco Santander (Banks and Thrifts) .     8,400         443,657
Cortefiel SA (Discretionary Retail) .    15,200         360,017
Iberdrola SA (Electric Utilities) ...    31,000         498,311
Telefonica de Espana
  (Major Telecommunications) ........    12,900         538,293
                                                     ----------

TOTAL SPAIN                                           1,840,278
                                                     ----------
SWEDEN (0.2%)
Astra AB (Drugs) ....................    13,100         269,150
Celsius AB (Conglomerate and
  Aerospace) +.......................    11,300         251,150
Ericsson ADR (Other
  Telecommunications) ...............     2,700         138,881
Industrial & Financial Systems
  (Data and Imaging Services) +++++++    17,000         178,483
Mo Och Domsjoe AB
  (Forest Products and Building
  Materials) ........................     8,200         254,303
Svenska Handelsbanken
  (Investment Services) .............     5,300         240,386
WM-Data AB (Computers) +.............    11,200         337,209
                                                     ----------

TOTAL SWEDEN                                          1,669,562
                                                     ----------

74  See Notes to Portfolio of Investments.

-------------------------------------------------------------------------------

                                        NUMBER OF
                                         COMMON         MARKET
                                         SHARES          VALUE
                                        ---------    -----------
SWITZERLAND (0.4%)
Credit Suisse Group (Banks and
  Thrifts) +.........................     2,400      $  528,021
Fischer (Georg) AG (Auto Parts and
  Hardware)                                 750         290,012
Kuoni Reisen AG (Commercial
  Services) +........................       110         590,357
Nestle SA Registered Shares
  (Food and Beverage) +..............       320         620,825
Novartis AG Registered Shares
   (Health Services) ................       235         388,549
Union Bank of Switzerland (Banks and
  Thrifts) ..........................       250         402,683
                                                     ----------

TOTAL SWITZERLAND                                     2,820,447
                                                     ----------

UNITED KINGDOM (1.1%)
Bank of Scotland (Banks and Thrifts)     40,086         492,625
Cadbury Schweppes Plc (Food and
  Beverage) .........................    30,300         441,769
Glaxo Wellcome Plc (Drugs) ..........     8,490         239,900
Granada Group Plc (Consumer
  Services) +........................    32,811         565,058
Kingfisher Plc (Discretionary
  Retail) ...........................    21,700         394,027
Lonrho Plc (Manufacturing) ..........    51,850         376,465
Millennium Chemicals, Inc.
  (Specialty Chemicals) .............    65,000       2,331,875
National Westminster Bank Plc
  (Banks and Thrifts) ...............    19,800         396,274
NFC Plc (Surface Transport) .........   120,100         360,449
Pearson Plc (Print Media) ...........    21,400         335,266
Peninsular & Oriental Steam
  Navigation  Co. (Surface
  Transport) +.......................    10,000         148,474
Royal & Sun Alliance Insurance Group
  Plc (Insurance) +..................    10,000         111,188
Schroders (Banks and Thrifts) .......     3,500         171,639
Shell Transport & Trading Co. (Oil) .    49,300         366,812
Tesco Plc (Discretionary Retail) ....    40,400         379,624
Tomkins Plc (Consumer Services) .....    63,880         375,962
Unilever Plc (Consumer Products) ....    28,100         299,283
Vodafone Group Plc
  (Other Telecommunications) ........    27,922         305,791
                                                     ----------

TOTAL UNITED KINGDOM                                  8,092,481
                                                     ----------

TOTAL FOREIGN COMMON STOCKS                          43,345,763
                                                     ----------

TOTAL COMMON STOCKS (COST
  $587,847,985)                                     710,969,288
                                                     ----------

PREFERRED STOCKS (0.3%)

UNITED STATES (0.2%)
Case Corp. (Heavy Machinery) +++++++.       800         118,800
Chancellor Media Corp.
  (Semiconductors and Electronics) +.     1,400         188,125
Corning Delaware L.P. (Food and
  Beverage) +........................     1,100          69,438
Equity Residential Properties
  (Real Estate Investment Trusts) +..     2,100          57,225
International Paper Co.
  (Forest Products and Building
  Materials) +++++++                        700          38,500
Salomon, Inc. (Investment Services) .     5,200         356,850
Sea Containers Ltd. (Consumer
  Services) +........................     1,500          97,500

UNITED STATES (CONTINUED)
Tanger Factory Outlet Centers, Inc.
  (Real Estate Investment Trusts) +..     4,200      $  114,713
Union Planters Co. (Food and
  Beverage) .........................     1,400         105,700
                                                    -----------

TOTAL UNITED STATES                                   1,146,851
                                                    -----------

FOREIGN PREFERRED STOCKS (0.1%)

GERMANY (0.1%)
Henkel KGAA (Chemicals) +............     6,300         491,503
Hugo Boss AG (Textiles and Apparel) +       100         178,323
SAP AG (Data and Imaging Services) +.       600         299,248

TOTAL FOREIGN PREFERRED STOCKS                          969,074
                                                    -----------

TOTAL PREFERRED STOCKS (COST
  $1,611,805)                                         2,115,925
                                                    -----------

                                        PRINCIPAL
                                         AMOUNT
                                       ---------
LONG-TERM BONDS AND NOTES (1.1%)
CORPORATE AND CONVERTIBLE BONDS (1.1%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04...........................  $100,000          67,802
Alza Corp., 5.00%, 05/01/06..........    70,000          97,038
American Express Credit, 1.13%,
  02/19/03...........................   180,000         179,775
Automatic Data Processing, Inc.,
  Zero Coupon, 02/20/12..............    30,000          25,374
Baker Hughes, Inc., Zero Coupon,
  05/05/08...........................   175,000         145,423
Boston Chicken, Inc., Zero Coupon,
  06/01/15...........................   270,000          21,600
Brightpoint Convertible, Zero
  Coupon, 03/11/18...................   245,000         108,413
Career Horizons, Inc., 7.00%,
  11/01/02...........................    70,000         222,950
Checkpoint Systems, Inc., 5.25%,
  11/01/05...........................    88,000          99,770
Comverse Technology, Inc., 5.75%,
  10/01/06++++++.....................   400,000         488,000
Continental Airlines, Inc., 6.75%,
  04/15/06++++++.....................   140,000         283,413
Credence Systems Corp., 5.25%,
  09/15/02++++++.....................   300,000         257,250
Dovatron International, 6.00%,
  10/15/02...........................    70,000          89,075
Dr. Horton, 6.88%, 11/01/02..........    50,000         107,688
Einstein/Noah Bagel Corp., 7.25%,
  06/01/04++++++.....................   370,000         177,954
EMC/Mass Corp., 3.25%, 03/15/02++++++   340,000         698,700
FPA Medical Management, Inc., 6.50%,
  12/15/01...........................   140,000         116,375
Fremont General Corp., Zero Coupon,
  10/12/13...........................   370,000         405,150
Hewlett Packard Co., Zero Coupon,
  10/14/17++++++.....................   630,000         349,253
Home Depot, Inc., 3.25%, 10/01/01....   140,000         217,700
Homebase, Inc., 5.25%, 11/01/04......   210,000         214,200
Ingersoll-Rand, 6.75%, 12/31/49......     4,200         102,900
Integrated Health Services, 5.75%,
  01/01/01...........................   105,000         123,638
Marriott International, Inc., Zero
  Coupon, 03/25/11++++++.............   270,000         176,850
  Merrill CBR, 7.88%, 02/01/01.......     2,100         131,775
NAC Re Corp., 5.25%, 12/15/02++++++..    70,000          76,650
National Semiconductor Corp., 6.50%,
  10/01/02++++++.....................   350,000         339,500
Office Depot, Inc., Zero Coupon,
  12/11/07...........................   275,000         271,906
Ogden Corp., 5.75%, 10/20/02++++.....    70,000          68,950

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                        PRINCIPAL        MARKET
                                         AMOUNT          VALUE
                                        ---------      ----------
CORPORATE AND CONVERTIBLE BONDS
  (CONTINUED)
Ogden Corp., 6.00%, 06/01/02++++.....    $ 25,000      $   24,875
Oryx Energy Co., 7.50%, 05/15/14.....      50,000          50,000
Pennzoil Co., 6.50%, 01/15/03........      35,000          69,431
Phycor, Inc., 4.50%, 02/15/03........     105,000          94,238
Phymatrix Corp., 6.75%, 06/15/03.....     200,000         163,750
Pioneer Financial Services, 6.50%,
  04/01/03...........................     105,000         187,031
Potomac Electric Power, 7.00%,
  01/15/18...........................     250,000         255,000
Richey Electronics, Inc., 7.00%,
  03/01/06++++++.....................     141,000         136,594
Roche Holdings, Zero Coupon,
  05/06/12++++++.....................     875,000         412,234
Sanmina Corp., 5.50%, 08/15/02++++++.      70,000         223,300
SCI Systems, Inc., 5.00%, 05/01/06++++++   55,000          97,625
Tel-Save Holding, Inc., 5.00%,
  12/15/04++++++.....................     100,000         106,250
Thermo Instrument System, 4.50%,
  10/15/03++++++.....................      70,000          73,150
U.S. Cellular Corp., Zero Coupon,
  06/15/15...........................     175,000          66,938
Vantive Corp., 4.75%, 09/01/02++++++.      70,000          71,925
Veterinary Centers of America,
  5.25%, 05/01/06++++++...............     35,000          30,450
                                                      -----------

TOTAL LONG-TERM BONDS AND NOTES (COST $6,442,947)       7,727,863
                                                      -----------

PUT OPTIONS PURCHASED (0.1%)
Russell 2000 Index, Strike $470,
  June 98............................      6,500           49,563
Russell 2000 Index, Strike $480,
  June 98............................     52,900          542,225
S&P 400 Mid Cap Index, Strike $365,
  June 98............................      5,000           29,375
S&P 400 Mid Cap Index, Strike $370,
  June 98............................     59,000          427,750
                                                      -----------

TOTAL PUT OPTIONS PURCHASED (COST $1,616,250)           1,048,913
                                                      -----------

SHORT-TERM INVESTMENTS (0.5%)
U.S. Treasury, Comm. Paper, 5.03%,
  08/20/98@..........................  3,510,000        3,456,718
                                                      -----------

TOTAL SHORT-TERM INVESTMENTS (COST $3,455,617)          3,456,718
                                                      -----------
TOTAL INVESTMENTS (COST $600,974,604)(A)              725,318,707

OTHER ASSETS LESS LIABILITIES                           6,833,645
                                                     ------------

TOTAL NET ASSETS                                     $732,152,352
                                                     ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $606,949,877. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ....................                $131,658,805
Unrealized losses ...................                 (13,289,975)
                                                     ------------
  Net unrealized gain ...............                $118,368,830
                                                     ============

Information concerning open futures contracts at April 30, 1998 is shown below:

                      NO. OF      INITIAL    EXPIRATION   UNREALIZED
                     CONTRACTS     VALUE       DATE       GAIN/(LOSS)
                     ---------   ----------  ----------   -----------
  LONG CONTRACTS
--------------------
S & P 500 Index
  Futures              169      $47,037,927   June 98      $248,273
                                ============               ========

Information concerning options written at April 30, 1998 is shown below:

                       NO. OF    EXERCISE  EXPIRATION     MARKET
                     CONTRACTS    PRICE       DATE        VALUE
                     ---------  ---------- ---------- -----------
   CALL OPTIONS
-------------------
Biogen, Inc. .....      60      $   50.00   June 98   $   (8,625)
General Dynamics
  Corp. ..........      36          45.00   Aug 98        (6,300)
Russell 2000
  Index ..........      65         470.00   June 98     (151,938)
Russell 2000
  Index ..........     529         480.00   June 98     (872,850)
S & P 400 Mid Cap
  Index ..........      50         365.00   June 98      (91,875)
S & P 400 Mid Cap
  Index ..........     590         370.00   June 98     (877,625)
                                                      -----------
                                                      $(2,009,213)
                                                      ===========

+      Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.

76  See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
REAL ESTATE
--------------------------------------------------------------------------------

                                          NUMBER OF
                                           COMMON      MARKET
                                           SHARES       VALUE
                                         ----------    ---------
COMMON STOCKS (91.5%)
REAL ESTATE INVESTMENT TRUSTS (91.5%)
Apartment Investment & Management Co....    6,100      $227,988
Arden Realty Group, Inc.................      600        16,838
Beacon Capital+++........................   6,600       135,300
Bedford Property Investors, Inc.........    4,000        77,750
Boston Properties, Inc..................    2,200        72,738
Boykin Lodging Co.......................    1,500        35,250
Brandywine Realty Trust.................    9,800       222,950
Burnham Pacific Properties, Inc.........   15,000       211,875
Camden Property Trust...................    7,900       231,569
Carramerica Realty Corp.................    2,000        58,500
CBL & Associates Properties, Inc........    4,100       100,706
Colonial Properties Trust...............    2,700        80,156
Cornerstone Properties, Inc.............    4,000        72,000
Cousins Properties, Inc.................    1,100        33,275
Crescent Real Estate Equities, Inc......    7,000       238,874
Criimi Mae, Inc.........................    7,400       110,538
Equity Office Properties Trust..........    7,300       207,594
Equity Residential Properties Trust.....    4,000       196,500
Essex Property Trust, Inc...............    6,800       224,400
Glenborough Realty Trust, Inc...........    7,700       206,456
Golf Trust of America, Inc..............    2,800        91,350
Kimco Realty Corp.......................    2,300        85,244
Koger Equity, Inc.......................    5,700       122,194
Parkway Properties, Inc.................    2,400        78,900
Post Properties, Inc....................    6,300       257,118
Public Storage, Inc.....................    2,800        86,100
Regency Realty Corp.....................    8,700       224,025
Security Capital Industrial Trust.......    3,200        78,200
Starwood Lodging Trust..................    3,930       197,237
Sun Communities, Inc....................    1,400        49,000
Vornado Realty Trust....................    5,200       208,325
Weeks Corp..............................    7,600       239,399
                                                      ---------
                                                      4,478,349
                                                      ---------
TOTAL COMMON STOCKS (COST $4,637,398)                 4,478,349
                                                      ---------


                                          PRINCIPAL
                                           AMOUNT
                                          --------
SHORT-TERM INVESTMENTS (8.1%)
Federal Home Loan Mortgage Corp., Comm.
  Paper, 5.45%, 05/01/98................  $395,000       395,000
                                                       ---------

TOTAL SHORT-TERM INVESTMENTS (COST
  $395,000)                                              395,000
                                                       ---------
TOTAL INVESTMENTS (COST $5,032,398)(A)                 4,873,349

OTHER ASSETS LESS LIABILITIES                             20,115
                                                      ----------

TOTAL NET ASSETS                                      $4,893,464
                                                      ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $5,043,424. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ......................                $ 30,694
Unrealized losses .....................                (200,769)
                                                       ---------
  Net unrealized loss .................                $(170,075)
                                                       =========

+    Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  77

GROWTH AND INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------

                                                                                                     GROWTH AND
                                                                               BALANCED                INCOME         REAL ESTATE
                                                                             -------------          -------------     ----------
ASSETS:
Investments, at market value ..........................................      $127,544,408           $725,318,707        $4,873,349
Cash ..................................................................           176,786                     --             4,316
Cash denominated in foreign currencies ................................                --              1,750,384                --
Receivable for:
    Dividends and interest ............................................           473,217                710,963             8,544
    Investments sold ..................................................           143,207             15,314,981                --
    Fund shares sold ..................................................            44,583                 58,619             2,000
    Recoverable foreign taxes .........................................                --                 30,503                --
    Variation margin ..................................................                --                946,400                --
Other assets...........................................................                --                     --             5,255
Prepaid expenses ......................................................             1,994                 10,469                --
Gross unrealized gain on forward foreign currency exchange contracts                   --                164,787                --
                                                                            -------------          -------------       -----------
         Total assets .................................................       128,384,195            744,305,813         4,893,464
                                                                            -------------          -------------       -----------
LIABILITIES:
Payable for:
    Investments purchased .............................................           128,592              5,846,180                --
    Fund shares redeemed ..............................................             5,236                696,043                --
Other liabilities .....................................................           132,333              3,457,222                --
Gross unrealized loss on forward foreign currency exchange contracts ..                --                144,803                --
Deferred premiums on written options, at market value .................                --              2,009,213                --
                                                                             ------------          -------------       -----------

         Total liabilities ...........................................            266,161             12,153,461                --
                                                                             ------------          -------------       -----------
  NET ASSETS ..........................................................      $128,118,034           $732,152,352        $4,893,464
                                                                             ============          =============       ===========
NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................      $105,654,588           $538,244,385        $5,066,345
Net unrealized gain (loss) on investments, open futures contracts and
  foreign currency related transactions ...............................        17,862,588            124,723,440          (159,049)
Undistributed net investment income ...................................         1,040,612              2,110,480            27,218
Accumulated net realized gain (loss) on investments ...................         3,560,246             67,074,047           (41,050)
                                                                             ------------          -------------       -----------
  NET ASSETS ..........................................................      $128,118,034           $732,152,352        $4,893,464
                                                                             ============          =============       ===========
CAPITAL SHARES, $.001 PAR VALUE:
Class I:
    Outstanding .......................................................         9,111,238             41,769,767           495,369
    Net Assets ........................................................      $120,332,607           $709,936,450        $4,783,334
    Net Asset Value, offering and redemption price per share (net
      assets divided by shares outstanding) ...........................      $      13.21           $      17.00        $     9.66
Class A:
    Outstanding .......................................................           589,630              1,310,552            11,412
    Net Assets ........................................................      $  7,785,427           $ 22,215,902        $  110,130
    Net Asset Value, offering and redemption price per share (net
      assets divided by shares outstanding) ...........................      $      13.20           $      16.95        $     9.65

Cost of investments ...................................................      $109,681,820           $600,974,604        $5,032,398
Cost of cash denominated in foreign currencies ........................                --           $  1,745,029                --

See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         BALANCED          GROWTH AND           REAL ESTATE
                                                                     SIX MONTH PERIOD        INCOME        PERIOD FROM FEBRUARY 2,
                                                                           ENDED       SIX MONTH PERIOD    1998 (COMMENCEMENT OF
                                                                         APRIL 30,           ENDED              OPERATIONS)
                                                                           1998          APRIL 30, 1998      TO APRIL 30, 1998
                                                                       ------------    ----------------    ----------------------
INVESTMENT INCOME:
Dividends ..........................................................  $   482,648        $ 3,968,666             $  68,114
Interest ...........................................................    1,664,091          1,214,578                 4,198
                                                                      ------------       ------------            ----------
                                                                        2,146,739          5,183,244                72,312
Foreign taxes withheld on dividends ................................         (469)           (42,570)                   --
                                                                      ------------       ------------            ----------
      Total investment income ......................................    2,146,270          5,140,674                72,312
                                                                      ------------       ------------            ----------

INVESTMENT EXPENSES:
Investment advisory fee ............................................      466,335          2,240,494                 9,502
Administrative services fees .......................................      100,718            559,034                 1,188
12b-1 and shareholder service fees .................................       13,967             37,294                    62
Printing and postage fees ..........................................        6,123             35,053                 1,317
Custody fees .......................................................       21,267             44,338                 3,435
Transfer agent fees ................................................       35,077             97,124                 6,175
Audit fees .........................................................       12,138             20,042                 4,413
Directors' fees ....................................................        1,305              9,497                    35
Registration fees ..................................................       25,362             63,355                18,949
Miscellaneous expenses .............................................        2,483             12,506                    18
                                                                      ------------       ------------            ----------
      Total expenses ...............................................      684,775          3,118,737                45,094
                                                                      ------------       ------------            ----------
Net investment income ..............................................    1,461,495          2,021,937                27,218
                                                                      ------------       ------------            ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Sale of investments ..............................................    3,529,805         67,136,436               (41,050)
  Written options ..................................................           --             23,606                    --
  Futures and forward currency exchange contracts ..................      (31,538)           736,253                    --
  Foreign currency related transactions ............................           --            (86,416)                   --
                                                                      ------------       ------------            ----------

         Net realized gain (loss) on investments ...................    3,498,267         67,809,879               (41,050)
                                                                      ------------       ------------            ----------
Net change in unrealized gain or loss on:
  Investments ......................................................    9,377,924         25,468,650              (159,049)
  Written Options ..................................................           --             95,253                    --
  Futures and forward currency exchange contracts ..................       81,575            424,119                    --
  Foreign currency related transactions ............................           --             10,724                    --
                                                                      ------------       ------------            ----------

         Net change in unrealized gain or loss on investments ......    9,459,499         25,998,746              (159,049)
                                                                      ------------       ------------            ----------
Net realized and change in unrealized gain or loss on investments ..   12,957,766         93,808,625              (200,099)
                                                                      ------------       ------------            ----------
Increase (decrease) in net assets resulting from operations ........  $14,419,261        $95,830,562             $(172,881)
                                                                      ============       ============            ==========

See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             BALANCED
                                                                                              -------------------------------------
                                                                                                SIX MONTH
                                                                                              PERIOD ENDED              YEAR ENDED
                                                                                              APRIL 30 1998             OCTOBER 31,
                                                                                               (UNAUDITED]                 1997
                                                                                              -------------           -------------
FROM OPERATIONS:
Net investment income ............................................................            $  1,461,495            $  2,428,888
Net realized gain on investments .................................................               3,498,267              18,297,657
Net change in unrealized gain or loss on investments .............................               9,459,499              (2,736,577)
                                                                                              -------------           -------------
  Net increase in net assets resulting from operations ...........................              14,419,261              17,989,968
                                                                                              -------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income ...................................................              (1,454,461)             (2,069,845)
    From net realized gains ......................................................             (17,098,126)             (9,749,919)
Class A:
    From net investment income ...................................................                 (57,108)                (67,543)
    From net realized gains ......................................................              (1,050,028)               (460,490)
                                                                                              -------------           -------------
  Decrease in net assets from distributions to shareholders ......................             (19,659,723)            (12,347,797)
                                                                                              -------------           -------------
FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ....................................................               8,528,422              15,726,792
    Net asset value of shares issued upon reinvestment of distributions ..........              18,372,090              11,705,785
    Payments for shares redeemed .................................................              (7,405,994)            (15,578,642)
Class A:
    Proceeds from shares sold ....................................................               1,416,913               2,469,631
    Net asset value of shares issued upon reinvestment of distributions ..........               1,026,161                 472,425
    Payments for shares redeemed .................................................                (680,689)               (744,656)
                                                                                              -------------           -------------
  Net increase in net assets from fund share transactions ........................              21,256,903              14,051,335
                                                                                              -------------           -------------
Change in net assets .............................................................              16,016,441              19,693,506
NET ASSETS:
Beginning of period ..............................................................             112,101,593              92,408,087
                                                                                              -------------           -------------
End of period ....................................................................            $128,118,034            $112,101,593
                                                                                              =============           =============
End of period net assets includes undistributed net investment income ............            $  1,040,612            $  1,090,686
                                                                                              =============           =============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ........................................................                 652,875               1,194,562
    Number of shares issued upon reinvestment of distributions ...................               1,520,868                 950,985
    Number of shares redeemed ....................................................                (571,924)             (1,188,932)
                                                                                              -------------           -------------
  Net increase ...................................................................               1,601,819                 956,615
                                                                                              =============           =============
Class A:
    Number of shares sold ........................................................                 108,841                 185,352
    Number of shares issued upon reinvestment of distributions ...................                  84,877                  38,485
    Number of shares redeemed ....................................................                 (51,751)                (56,646)
                                                                                              -------------           -------------
  Net increase ...................................................................                 141,967                 167,191
                                                                                              =============           =============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        GROWTH AND INCOME
                                                                                              -------------------------------------
                                                                                                SIX MONTH
                                                                                              PERIOD ENDED              YEAR ENDED
                                                                                              APRIL 30 1998             OCTOBER 31,
                                                                                               (UNAUDITED]                 1997
                                                                                              -------------             -----------
FROM OPERATIONS:
Net investment income ...........................................................            $   2,021,937            $  4,607,981
Net realized gain on investments ................................................               67,809,879             116,644,162
Net change in unrealized gain or loss on investments ............................               25,998,746              30,507,974
                                                                                             --------------           -------------
  Net increase in net assets resulting from operations ..........................               95,830,562             151,760,117
                                                                                             --------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income ..................................................               (2,811,536)             (5,489,380)
    From net realized gains .....................................................             (111,685,312)            (62,913,602)
Class A:
    From net investment income ..................................................                   (9,086)                (48,234)
    From net realized gains .....................................................               (3,276,091)             (1,192,597)
                                                                                             --------------           -------------
  Decrease in net assets from distributions to shareholders .....................             (117,782,025)            (69,643,813)
                                                                                             --------------           -------------
FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ...................................................               52,104,225              99,302,839
    Net asset value of shares issued upon reinvestment of distributions .........              114,304,015              68,298,587
    Payments for shares redeemed ................................................              (30,984,585)            (29,637,734)
Class A:
    Proceeds from shares sold ...................................................                5,880,988               8,639,437
    Net asset value of shares issued upon reinvestment of distributions .........                3,209,705               1,190,765
    Payments for shares redeemed ................................................               (2,334,588)             (2,407,633)
                                                                                             --------------           -------------
  Net increase in net assets from fund share transactions .......................              142,179,760             145,386,261
                                                                                             --------------           -------------
Change in net assets ............................................................              120,228,297             227,502,565
NET ASSETS:
Beginning of period .............................................................              611,924,055             384,421,490
                                                                                             --------------           -------------
End of period ...................................................................            $ 732,152,352            $611,924,055
                                                                                             ==============           =============
End of period net assets includes undistributed net investment income ...........            $   2,110,480            $  2,909,165
                                                                                             ==============           =============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .......................................................                3,075,828               6,028,007
    Number of shares issued upon reinvestment of distributions ..................                7,610,121               4,758,866
    Number of shares redeemed ...................................................               (1,871,014)             (1,833,650)
                                                                                             --------------           -------------
  Net increase ..................................................................                8,814,935               8,953,223
                                                                                             ==============           =============
Class A:
    Number of shares sold .......................................................                  351,689                 520,948
    Number of shares issued upon reinvestment of distributions ..................                  214,123                  83,377
    Number of shares redeemed ...................................................                 (141,296)               (141,258)
                                                                                             --------------           -------------
  Net increase ..................................................................                  424,516                 463,067
                                                                                             ==============           =============

GROWTH AND INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            REAL ESTATE
                                                                                                          ----------------
                                                                                                            PERIOD FROM
                                                                                                            FEBRUARY 2,
                                                                                                              1998 TO
                                                                                                          APRIL 30, 1998
                                                                                                            (UNAUDITED)
                                                                                                          ----------------
FROM OPERATIONS:
Net investment income ...........................................................................           $   27,218
Net realized loss on investments ................................................................              (41,050)
Net change in unrealized gain or loss on investments ............................................             (159,049)
                                                                                                            -----------
  Net decrease in net assets resulting from operations ..........................................             (172,881)
                                                                                                            -----------
FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ...................................................................            4,952,649
Class A:
    Proceeds from shares sold ...................................................................              113,696
                                                                                                            -----------
  Net increase in net assets from fund share transactions .......................................            5,066,345
                                                                                                            -----------
Change in net assets ............................................................................            4,893,464
NET ASSETS:
Beginning of period .............................................................................                   --
                                                                                                            -----------
End of period ...................................................................................           $4,893,464
                                                                                                            ===========
End of period net assets includes undistributed net investment income ...........................           $   27,218
                                                                                                            ===========
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .......................................................................              495,369
                                                                                                            -----------
  Net increase ..................................................................................              495,369
                                                                                                            ===========
Class A:
    Number of shares sold .......................................................................               11,412
                                                                                                            -----------
  Net increase ..................................................................................               11,412
                                                                                                            ===========

See Notes to Financial Statements.

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1.  ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Balanced Fund, Aetna Growth and Income Fund and Aetna Real Estate Securities Fund.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Fund's are authorized to offer two classes of shares, Class I (formerly Select Class shares) and Class A (formerly Adviser Class shares). Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Balanced and Growth and Income on December 27, 1991, and Real Estate on February 2, 1998. Class A shares are offered to all others and generally are subject to front end sales charges payable upon purchase. Additionally, Class A shares are subject to a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except Real Estate, which was made available to the public on February 2, 1998.

The following is each Fund's investment objective:

     AETNA BALANCED FUND (Balanced, formerly The Aetna Fund) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

     AETNA GROWTH AND INCOME FUND (Growth and Income) seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

     AETNA REAL ESTATE SECURITIES FUND (Real Estate) seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998 the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. became each Fund's principal underwriter.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  VALUATION OF INVESTMENTS

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day.

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.  VALUATION OF INVESTMENTS (CONTINUED)

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  OPTIONS CONTRACTS

The Funds may purchase and write (sell) put options, purchase call options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying Financial Statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C.  FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts. Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For

------------------------------------------------------------------------------

C.  FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D.  ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under rule 144A under the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E.  FEDERAL INCOME TAXES

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F.  DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date.
Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays the Investment Adviser a monthly fee expressed as a percentage of the average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of April 30, 1998:

                                                   FEE                 EFFECTIVE
                                                  RANGE                  RATE
                                            ------------------    --------------------
                     Balanced                  0.80%-0.65%              0.800%
                     Growth and Income         0.70%-0.55%              0.625%
                     Real Estate               0.80%-0.65%              0.800%

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES (CONTINUED)

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.40% of the average daily net assets of Class I. For the period February 1, 1998 through April 30, 1998, Aeltus paid ALIAC $662,628.

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Growth and Income and
Balanced Funds' Investment Adviser and Aeltus served as Sub-Advisor. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC collected $1,263,833 from the Funds, of which it paid $810,740 to Aeltus.

Effective February 2, 1998, the Company and Aeltus entered into an administrative services agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays
Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998 ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets. For the period November 1, 1997 through February 1, 1998, ALIAC collected $448,226 in administrative services fees from the Funds.

The Shareholder Services Plan for the Class A (formerly Adviser Class) shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, the Funds paid AISI $9,556 in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to January 1, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A shares. For the period ended April 30, 1998, the Funds paid AISI $41,767 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A shares.

4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1998 were:

                          COST OF PURCHASES     PROCEEDS FROM SALES
                          -----------------     -------------------
Balanced                   $  37,811,477           $  41,188,907
Growth and Income            559,942,365             505,598,237
Real Estate                    5,848,671               1,170,224

5.  OPTIONS

All Funds may use options. For the period ended April 30, 1998, the following reflects the written covered call activity:

                                                       CALL OPTIONS WRITTEN
                                          -----------------------------------------------
                                         NUMBER OF     DEFERRED PREMIUM      REALIZED
GROWTH AND INCOME                        CONTRACTS         RECEIVED         GAIN (LOSS)
                                       -------------- -------------------- --------------
Outstanding October 31, 1997.........        136            $  23,606         $     --
    Written..........................      1,330             2,115,622               --
    Canceled.........................         --                 --                  --
    Exercised........................         --                 --                  --
    Expired..........................       (136)              (23,606)          23,606
                                       ------------- ----------------------- ------------
Outstanding April 30, 1998...........      1,330            $2,115,622         $ 23,606
                                       ============= ======================= ============

------------------------------------------------------------------------------

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At April 30, 1998, Growth and Income had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized gain of $19,984 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

GROWTH & INCOME

  EXCHANGE       CURRENCY TO          U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
  --------       ------------        --------------        -----------         --------------       -----------
CONTRACTS TO BUY
5/18/98             333,038          $  333,038             680,000              $  337,041              $4,003
                  U.S. Dollar                              Dutch Guilder
----------------------------------------------------------------------------------------------------------------
5/5/98              48,494               48,494              265,000                 48,691                 197
                  U.S. Dollar                             Finnish Markka
----------------------------------------------------------------------------------------------------------------
5/13/98             592,186             592,186             3,589,000               597,053               4,867
                  U.S. Dollar                              French Franc
----------------------------------------------------------------------------------------------------------------
5/13/98             421,655             421,655             2,520,000               419,218              (2,437)
                  U.S. Dollar                              French Franc
----------------------------------------------------------------------------------------------------------------
5/8/98              595,370             595,370             1,070,000               596,765               1,395
                  U.S. Dollar                          German Deutschemark
----------------------------------------------------------------------------------------------------------------
5/26/98             630,228             630,228              79,630,000             605,062             (25,166)
                  U.S. Dollar                              Japanese Yen
----------------------------------------------------------------------------------------------------------------
5/26/98             26,996               26,996              3,570,000               27,126                 130
                  U.S. Dollar                              Japanese Yen
----------------------------------------------------------------------------------------------------------------
5/5/98              288,846             288,846              430,000                287,838             (1,008)
                  U.S. Dollar                               Swiss Franc
----------------------------------------------------------------------------------------------------------------
5/5/98                652                   652                 1,000                   669                 17
                  U.S. Dollar                               Swiss Franc
----------------------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
5/18/98             345,000             576,585              568,381                568,381              (8,204)
                 British Pound                             U.S. Dollar
----------------------------------------------------------------------------------------------------------------
6/15/98             175,000             292,403              291,900                291,900               (503)
                 British Pound                             U.S. Dollar
----------------------------------------------------------------------------------------------------------------
5/18/98            2,306,000          1,142,965             1,129,417             1,129,417            (13,548)
                 Dutch Guilder                             U.S. Dollar
----------------------------------------------------------------------------------------------------------------
6/22/98             215,000             106,791              105,186                105,186             (1,605)
                 Dutch Guilder                             U.S. Dollar
----------------------------------------------------------------------------------------------------------------
5/5/98              682,000             125,311              125,186                125,186               (125)
                Finnish Markka                             U.S. Dollar
----------------------------------------------------------------------------------------------------------------
1/14/98            8,156,000          1,356,801             1,335,295             1,335,295            (21,506)
                 French Franc                              U.S. Dollar
----------------------------------------------------------------------------------------------------------------
6/17/98           11,509,000          1,918,570             1,914,975             1,914,975             (3,595)
                 French Franc                              U.S. Dollar
----------------------------------------------------------------------------------------------------------------

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)
GROWTH & INCOME (CONTINUED)

  EXCHANGE       CURRENCY TO          U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
  --------       ------------        --------------        -----------         --------------       -----------
CONTRACTS TO SELL (CONTINUED)
5/8/98             1,310,000            $ 730,619           716,395              $  716,395           ($14,224)
              German Deutschemark                          U.S. Dollar
--------------------------------------------------------------------------------------------------------------
6/5/98             1,636,000              913,905            906,371                906,371             (7,534)
              German Deutschemark                          U.S. Dollar
--------------------------------------------------------------------------------------------------------------
7/9/98             1,735,000              971,354            948,087                948,087            (23,267)
              German Deutschemark                          U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/26/98           219,600,000           1,668,613            1,731,922            1,731,922             63,309
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
6/17/98           255,880,000           1,949,809            2,014,809            2,014,809             65,000
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
6/17/98           35,640,000              271,577            268,768                268,768            (2,809)
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
7/27/98           152,620,000           1,169,556            1,185,859            1,185,859            16,303
                 Japanese Yen                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/5/98              552,000                74,058             73,993                 73,993               (65)
                Norwegian Krone                             U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/4/98             1,800,000               11,814             11,812                 11,812                (2)
                Spanish Peseta                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/5/98             2,211,000              285,291            284,981                284,981              (310)
                 Swedish Krona                             U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/5/98              655,000               438,450            448,016                448,016             9,566
                  Swiss Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
5/5/98             1,445,000              967,269             948,374               948,374           (18,895)
                  Swiss Franc                              U.S. Dollar
--------------------------------------------------------------------------------------------------------------
                                                                                                      $19,984
                                                                                                  ============

7.  AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion shares, 100 million shares each of Class I and Class A shares have been designated to the Funds listed below. As of April 30, 1998, the following shares of the Funds were owned by Aetna and its affiliates:

                                                 CLASS I             CLASS A
                                             -----------------   ----------------
                   Balanced                        986,720              --
                   Growth and Income             3,506,537              --
                   Real Estate                     490,000           10,000

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS
BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                       SIX MONTH
                                                      PERIOD ENDED                                        TEN MONTH
                                                       APRIL 30,     YEAR ENDED  YEAR ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED
                                                         1998        OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,   DECEMBER 31,
                      CLASS I                         (UNAUDITED)       1997        1996        1995         1994          1993
----------------------------------------------------  ------------   ----------- ----------- ----------- ------------  ------------
Net asset value, beginning of period ...............   $   14.09      $  13.52    $  12.36    $  10.65    $   10.82       $  10.18
                                                       ----------     ---------   ---------   ---------   ----------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................        0.17          0.33        0.31        0.35         0.23           0.34
  Net realized and change in unrealized gain or
    loss on investments ............................        1.42          2.04        1.77        1.69        (0.28)          0.64
                                                       ----------     ---------   ---------   ---------   ----------      ---------
        Total from investment operations ...........        1.59          2.37        2.08        2.04        (0.05)          0.98
                                                       ----------     ---------   ---------   ---------   ----------      ---------
LESS DISTRIBUTIONS:
  From net investment income .......................       (0.19)        (0.30)      (0.35)      (0.33)       (0.12)         (0.30)
  In excess of net investment income ...............          --            --          --          --           --          (0.01)
  From net realized gains on investments ...........       (2.28)        (1.50)      (0.57)         --           --          (0.03)
                                                       ----------     ---------   ---------   ---------   ----------      ---------
        Total distributions ........................       (2.47)        (1.80)      (0.92)      (0.33)       (0.12)         (0.34)
                                                       ----------     ---------   ---------   ---------   ----------      ---------
Net asset value, end of period .....................   $   13.21      $  14.09    $  13.52    $  12.36    $   10.65       $  10.82
                                                       ==========     =========   =========   =========   ==========      =========

Total return .......................................       12.97%        19.57%      17.63%      19.45%       (0.42)%         9.84%
Net assets, end of period (000's) ..................   $ 120,333      $105,813    $ 88,625    $ 83,941    $  76,267       $ 63,982
Ratio of total expenses to average net assets ......        1.15%(1)      1.24%       1.31%       1.27%        1.09%(1)       0.93%
Ratio of net investment income to average net
  assets ...........................................        2.53%(1)      2.43%       2.42%       3.14%        2.65%(1)       3.21%
Ratio of net expense before reimbursement and
  waiver to average net assets .....................        1.15%(1)      1.24%       1.31%       1.30%        1.32%(1)       1.34%
Ratio of net investment income before reimbursement
  and waiver to average net assets .................        2.53%(1)      2.43%       2.42%       3.11%        2.42%(1)       2.79%
Portfolio turnover rate ............................       38.94%       116.69%     117.88%     129.05%       86.10%         19.95%
Average commission rate paid per share on equity
  securities traded ................................   $  0.0413      $ 0.0493    $ 0.0557          --           --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                   SIX MONTH                                           PERIOD FROM
                                                                  PERIOD ENDED                                        APRIL 15, 1994
                                                                   APRIL 30,     YEAR ENDED  YEAR ENDED   YEAR ENDED       TO
                                                                     1998        OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,
                      CLASS A                                     (UNAUDITED)       1997         1996        1995         1994
--------------------------------------------------------------    ------------   ----------- ------------ ----------- --------------
Net asset value, beginning of period .........................     $  14.05        $ 13.49      $ 12.34     $ 10.62      $ 10.54
                                                                   ---------       --------     --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................         0.14           0.23         0.20        0.23         0.19
  Net realized and change in unrealized gain or loss on
    investments ..............................................         1.41           2.03         1.79        1.91           --
                                                                   ---------       --------     --------    --------     --------
        Total from investment operations .....................         1.55           2.26         1.99        2.14         0.19
                                                                   ---------       --------     --------    --------     --------
LESS DISTRIBUTIONS:
  From net investment income .................................        (0.12)         (0.20)       (0.27)      (0.42)       (0.11)
  From net realized gains on investments .....................        (2.28)         (1.50)       (0.57)         --           --
                                                                   ---------       --------     --------    --------     --------
        Total distributions ..................................        (2.40)         (1.70)       (0.84)      (0.42)       (0.11)
                                                                   ---------       --------     --------    --------     --------
Net asset value, end of period ...............................     $  13.20        $ 14.05      $ 13.49     $ 12.34      $ 10.62
                                                                   =========       ========     ========    ========     ========

Total return (does not reflect applicable sales charges) .....        12.65%         18.64%       16.83%      18.32%        1.84%
Net assets, end of period (000's) ............................     $  7,785        $ 6,289      $ 3,783     $ 1,362      $26,396
Ratio of total expenses to average net assets ................         1.56%(1)       1.99%        2.07%       2.04%        1.87%(1)
Ratio of net investment income to average net assets .........         2.12%(1)       1.68%        1.60%       2.61%        1.90%(1)
Ratio of net expense before reimbursement and waiver to
  average net assets .........................................         1.56%(1)       1.99%        2.07%       2.07%        2.06%(1)
Ratio of net investment income before reimbursement and
  waiver to average net assets ...............................         2.12%(1)       1.68%        1.60%       2.58%        1.67%(1)
Portfolio turnover rate ......................................        38.94%        116.69%      117.88%     129.05%       86.10%
Average commission rate paid per share on equity securities
  traded .....................................................     $ 0.0413        $0.0493      $0.0557          --           --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                       SIX MONTH
                                                      PERIOD ENDED                                        TEN MONTH
                                                       APRIL 30,     YEAR ENDED  YEAR ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED
                                                         1998        OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,   DECEMBER 31,
                      CLASS I                         (UNAUDITED)       1997        1996        1995         1994          1993
----------------------------------------------------  ------------   ----------- ----------- ----------- ------------  ------------
Net asset value, beginning of period ...............   $   18.08      $  15.74    $  13.46    $  11.11    $   11.03       $  10.51
                                                       ----------     ---------   ---------   ---------   ----------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................        0.05          0.15        0.19        0.21         0.12           0.19
  Net realized and change in unrealized gain or
    loss on investments ............................        2.27          5.00        3.09        2.27         0.04           0.50
                                                       ----------     ---------   ---------   ---------   ----------      ---------
        Total from investment operations ...........        2.32          5.15        3.28        2.48         0.16           0.69
                                                       ----------     ---------   ---------   ---------   ----------      ---------
LESS DISTRIBUTIONS:
  From net investment income .......................       (0.08)        (0.21)      (0.24)      (0.13)       (0.08)         (0.16)
  From net realized gains on investments ...........       (3.32)        (2.60)      (0.76)         --           --          (0.01)
                                                       ----------     ---------   ---------   ---------   ----------      ---------
        Total distributions ........................       (3.40)        (2.81)      (1.00)      (0.13)       (0.08)         (0.17)
                                                       ----------     ---------   ---------   ---------   ----------      ---------
Net asset value, end of period .....................   $   17.00      $  18.08    $  15.74    $  13.46    $   11.11       $  11.03
                                                       ==========     =========   =========   =========   ==========      =========

Total return .......................................       15.31%        37.44%      25.69%      22.58%        1.40%          6.58%
Net assets, end of period (000's) ..................   $ 709,936      $595,969    $377,784    $356,803    $ 301,360       $ 60,127
Ratio of total expenses to average net assets ......        0.94%(1)      1.00%       1.08%       1.10%        0.92%(1)       1.13%
Ratio of net investment income to average net
  assets ...........................................        0.63%(1)      0.93%       1.35%       1.73%        1.51%(1)       1.77%
Ratio of net expense before reimbursement and
  waiver to average net assets .....................        0.94%(1)      1.00%       1.08%       1.10%        1.03%(1)       1.27%
Ratio of net investment income before reimbursement
  and waiver to average net assets .................        0.63%(1)      0.93%       1.35%       1.73%        1.39%(1)       1.55%
Portfolio turnover rate ............................       80.31%       157.92%     106.09%     127.43%       54.13%         23.60%
Average commission rate paid per share on equity
  securities traded ................................   $  0.0444      $ 0.0474    $ 0.0505          --           --             --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                   SIX MONTH                                           PERIOD FROM
                                                                  PERIOD ENDED                                        APRIL 15, 1994
                                                                   APRIL 30,     YEAR ENDED  YEAR ENDED   YEAR ENDED       TO
                                                                     1998        OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31,
                      CLASS A                                     (UNAUDITED)       1997         1996        1995         1994
----------------------------------------------------------------  ------------   ----------- ------------ ----------- --------------
Net asset value, beginning of period ...........................   $  18.01        $ 15.69      $ 13.43     $ 11.08      $10.75
                                                                   ---------       --------     --------    --------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................................       0.02           0.03         0.08        0.12        0.11
  Net realized and change in unrealized gain or loss on
    investments ................................................       2.25           4.99         3.08        2.31        0.30
                                                                   ---------       --------     --------    --------     -------
        Total from investment operations .......................       2.27           5.02         3.16        2.43        0.41
                                                                   ---------       --------     --------    --------     -------
LESS DISTRIBUTIONS:
  From net investment income ...................................      (0.01)         (0.10)       (0.14)      (0.08)      (0.08)
  From net realized gains on investments .......................      (3.32)         (2.60)       (0.76)         --          --
                                                                   ---------       --------     --------    --------     -------
        Total distributions ....................................      (3.33)         (2.70)       (0.90)      (0.08)      (0.08)
                                                                   ---------       --------     --------    --------     -------
Net asset value, end of period .................................   $  16.95        $ 18.01      $ 15.69     $ 13.43      $11.08
                                                                   =========       ========     ========    ========     =======

Total return (does not reflect applicable sales charges) .......      15.00%         36.49%       24.70%      21.90%       3.71%
Net assets, end of period (000's) ..............................   $ 22,216        $15,955      $ 6,638     $ 2,217      $5,740
Ratio of total expenses to average net assets ..................       1.34%(1)       1.75%        1.83%       1.84%       2.32%(1)
Ratio of net investment income to average net assets ...........       0.23%(1)       0.18%        0.55%       1.14%       1.74%(1)
Ratio of net expense before reimbursement and waiver to average
  net assets ...................................................       1.34%(1)       1.75%        1.83%       1.84%       2.42%(1)
Ratio of net investment income before reimbursement and waiver
  to average net assets ........................................       0.23%(1)       0.18%        0.55%       1.14%       1.65%(1)
Portfolio turnover rate ........................................      80.31%        157.92%      106.09%     127.43%      54.13%
Average commission rate paid per share on equity securities
  traded .......................................................   $ 0.0444        $0.0474      $0.0505          --          --

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

REAL ESTATE
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                           PERIOD FROM
                                                                                                        FEBRUARY 2, 1998
                                                                                                                TO
                                                                                                         APRIL 30, 1998
                                           CLASS I                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------         ------------------
Net asset value, beginning of period .........................................................             $  10.00
                                                                                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................................................                 0.05
  Net realized and change in unrealized gain or loss on investments ..........................                (0.39)
                                                                                                           ---------
        Total from investment operations .....................................................                (0.34)
                                                                                                           ---------
Net asset value, end of period ...............................................................             $   9.66
                                                                                                           =========

Total return .................................................................................                (3.40)%
Net assets, end of period (000's) ............................................................             $  4,783
Ratio of total expenses to average net assets ................................................                 3.79%(1)
Ratio of net investment income to average net assets .........................................                 2.30%(1)
Ratio of net expense before reimbursement and waiver to average net assets ...................                 3.79%(1)
Ratio of net investment income before reimbursement and waiver to average net assets .........                 2.30%(1)
Portfolio turnover rate ......................................................................                24.37%
Average commission rate paid per share on equity securities traded ...........................             $ 0.0585

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

GROWTH AND INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
-------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                                PERIOD FROM
                                                                                                              FEBRUARY 2, 1998
                                                                                                                    TO
                                                                                                              APRIL 30, 1998
                                                CLASS A                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------     ---------------
Net asset value, beginning of period ...................................................................        $  10.00
                                                                                                                ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................................................................            0.05
  Net realized and change in unrealized gain or loss on investments ....................................           (0.40)
                                                                                                                ---------
        Total from investment operations ...............................................................           (0.35)
                                                                                                                ---------
Net asset value, end of period .........................................................................        $   9.65
                                                                                                                =========

Total return (does not reflect applicable sales charges) ...............................................           (3.50)%
Net assets, end of period (000's) ......................................................................        $    110
Ratio of total expenses to average net assets ..........................................................            4.04%(1)
Ratio of net investment income to average net assets ...................................................            2.05%(1)
Ratio of net expense before reimbursement and waiver to average net assets .............................            4.04%(1)
Ratio of net investment income before reimbursement and waiver to average net assets ...................            2.05%(1)
Portfolio turnover rate ................................................................................           24.37%
Average commission rate paid per share on equity securities traded .....................................        $ 0.0585

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

AETNA BOND FUND
Growth of $10,000

                                               LEHMAN
                        AETNA                 BROTHERS
                        BOND                  AGGREGATE
                    FUND (CLASS I)           BOND INDEX
12/91                  10,000                   10,000
                        9,900                    9,872
                       10,290                   10,271
                       10,860                   10,712
                       10,670                   10,741
                       11,160                   11,185
                       11,470                   11,481
                       11,771                   11,781
                       11,820                   11,788
                       11,530                   11,450
                       11,333                   11,332
                       11,428                   11,401
                       11,432                   11,444
                       11,921                   12,021
                       12,610                   12,753
                       12,827                   13,003
                       13,379                   13,557
                       13,171                   13,317
                       13,225                   13,393
                       13,463                   13,641
                       13,696                   13,944
                       13,985                   14,181
                       14,751                   15,183
                       15,069                   15,604
4/98                   15,261                   15,727

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE PERIOD ENDED APRIL 30, 1998*

                       1 YEAR     5 YEAR     INCEPTION+
Class I                 9.14%      6.31%        6.91%
Class A                 8.57%      5.55%        6.15%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 27, 1991. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                                AETNA BOND FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Bond Fund (Bond) Class I shares generated a total return of 3.45%, net of fund expenses, for the six month period ended April 30, 1998. The Lehman Brothers Aggregate Bond Index(a) returned 3.59% during the same period. Class I shares' performance over the one and five year periods ended April 30, 1998, placed it in the top 77% (out of 412 funds) and 48% (out of 183 funds), respectively, among intermediate-term bond funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 3.24%, (performance does not reflect the deduction of front end sales charge), placing it in the top 88% (out of 412 funds) for the one year period among intermediate-term bond funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The U.S. economy has behaved remarkably well with better than expected growth and little to no inflation. Low interest rates, strong employment gains, real income growth and lower commodity prices set the stage for strong domestic demand during the period. Interest rates trended modestly lower but remained within a relatively narrow band. The Asian crisis sparked a bond market rally early this year as investors sought refuge from the turmoil overseas. Yields on 30-year Treasury bonds fell to historic lows in mid-January. Bonds also responded favorably to progress made towards a balanced Federal budget and deficit reduction. Treasuries later retraced some of the gains as the Asian financial markets began to stabilize and concerns resurfaced over robust domestic growth.

Corporations took advantage of the low interest rate environment to issue new debt. The record supply of new issuance early this year widened spreads and increased yield premiums for corporate bonds. Mortgages outperformed other investment grade sectors on a duration equivalent basis as interest rates stabilized and volatility levels declined. Strong cash inflows absorbed much of the new supply and provided support to the domestic high yield market.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund's shorter duration profile detracted from performance as the bond market rallied towards the end of 1997. Since then, the Fund has adjusted the portfolio duration to reflect a neutral posture relative to the competitive peer group.

The mortgage component of the Fund, particularly holdings of premium
GNMAs and current coupon pass-throughs, contributed to performance as volatility levels declined and prepayment fears abated. The Fund increased its exposure to the sector as spreads widened with the decline in rates earlier in the year.

See Definition of Indices.                                                   95

Improving credit fundamentals and industry consolidations helped to narrow spread differentials in many of the Fund's corporate holdings. Bank and finance bonds performed well as merger activity accelerated. Balance sheet improvements and rating agency upgrades improved returns for issuers in the media and telecommunications industries. However, Yankee* bond holdings significantly underperformed as a result of the volatility overseas.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect that the bond market will remain in the recent trading range. Growth in the first quarter has been robust, but some of the strength may have been exaggerated due to the mild weather. Inflation remains muted with deflationary forces at work through falling commodity prices and lower cost imports. This low volatility environment should bode well for mortgage securities. We expect the Asian markets to remain volatile and growth to slow dramatically in those economies. Recent trade data has confirmed that exports to those countries have decreased. Continued dollar strength and reduced Treasury issuance should provide support to the bond market. We intend to maintain the neutral duration position and overweight allocation to spread product.

* Yankee bonds are bonds issued by foreign corporations denominated in U.S. dollars and sold in the United States.

QUALITY RATINGS
  AAA                                                    54.6%
  AA                                                     10.1%
  A                                                      15.9%
  BBB                                                     6.7%
  BB                                                      2.8%
  B                                                       3.4%
  CCC                                                     0.8%
  N/R                                                     5.7%

MATURITY DISTRIBUTION
  0-1  years                                             24.8%
  1-5  years                                             16.0%
  5-10 years                                             11.2%
 10-20 years                                             16.1%
 20 +  years                                             31.9%

AETNA GOVERNMENT FUND
GROWTH OF $10,000


                                               LEHMAN
                       AETNA                  BROTHERS
                   GOVERNMENT FUND          INTERMEDIATE
                     (CLASS I)            GOVERNMENT INDEX
12/93                  10,000                   10,000
                        9,790                    9,815
                        9,739                    9,760
                        9,784                    9,835
                        9,811                    9,825
                       10,254                   10,234
                       10,779                   10,712
                       10,932                   10,878
                       11,380                   11,241
                       11,173                   11,165
                       11,196                   11,240
                       11,382                   11,433
                       11,583                   11,621
                       11,738                   11,826
                       12,311                   12,238
                       12,555                   12,468
                       12,895                   12,758
4/98                   12,959                   12,845

                AVERAGE ANNUAL TOTAL RETURNS
            FOR THE PERIOD ENDED APRIL 30, 1998*

                1 YEAR      INCEPTION+
Class I         10.41%         6.18%
Class A          9.73%         5.43%


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 22, 1993. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                             AETNA GOVERNMENT FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Government Fund Class I shares generated a total return of 3.23%, net of fund expenses, for the six month period ended April 30, 1998. The Fund outperformed the Lehman Brothers Intermediate Government Index(b) which returned 3.11% for the same period. Class I shares' performance over the one year period ending April 30, 1998, placed it in the top 20% (out of 346 funds) among intermediate government funds tracked by Morningstar, Inc. Class A shares generated a return for the same six month period of 3.00%, (performance does not reflect the deduction of front end sales charge), placing it in the top 43% (out of 346 funds) for the one year period among intermediate government funds tracked by Morningstar, Inc.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The Fund's favorable performance over the last six months was partly attributable to a 49% weighting in mortgage pass-through securities. Pass-throughs outperformed Treasuries as they benefited from stable interest rates which lessened prepayment fears. Two year Treasury yields fell only 0.04%, while 30-year Treasury yields fell 0.20% during the period. Interest rates changed little because the Federal Reserve is maintaining a steady monetary policy until it can determine the impact of Asian weakness on the U.S.
economy.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Fund performance was also assisted by a 23% weighting in government agency securities. Stable agency spreads caused agencies to modestly outperform Treasuries over the last six months.

Both the Fund's average duration and its allocation to agencies, mortgage pass-throughs, and Treasuries are based on fundamental economic analysis and on internal computer models designed to identify both favorable market trends and expensiveness/inexpensiveness of individual securities.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Two strong cross-currents are likely to keep interest rates in a trading range. The first force -- which will put downward pressure on interest rates -- is the likelihood of slower economic growth in the second quarter. Growth should slow due to declining exports to Asia, moderation in consumer demand, a pay-back for growth that was accelerated to the first quarter due to abnormally warm weather and a decline in business capital investment in response to lower earnings growth. U.S. economic growth should not collapse, because unemployment is low, real wage gains are strong, and a robust housing sector will stimulate demand for durables. Bonds will benefit from the general trend towards lower growth.


See Definition of Indices.                                                    97

Working against this favorable force is the possibility that inflation will rise over the second half of the year. Overall inflation has benefited from a decline in commodity prices and an appreciating U.S. dollar which has made imports inexpensive. Core inflation shows signs of increasing due to the pressures that the rapidly growing economy is placing on the labor market. If the favorable dollar and commodity price trends cease, overall inflation will quickly rise towards the higher core inflation rate. Historically, bond yields have been very sensitive to increases in inflation.

Continuation of this fine balance between positive and negative forces should allow mortgage pass-throughs to continue to perform well. Thus the Fund is likely to maintain exposure to the sector. Nevertheless, mortgage pass-through investments will continue to focus on both seasoning and coupon sectors which are less vulnerable to increasing prepayments.

QUALITY RATINGS
 AAA                                                    82.0%
 N/R                                                    18.0%

MATURITY DISTRIBUTION
  0- 1 years                                            27.0%
  1- 5 years                                             1.8%
  5-10 years                                            13.8%
 10-20 years                                            27.1%
 20 +  years                                            30.3%

AETNA HIGH YIELD FUND
GROWTH OF $10,000


                                                   2/98         4/98
                                                   ----         ----
Aetna High Yield Fund (Class I)                  $10,000      $10,304
Merrill Lynch High Yield Master Trust Index      $10,000      $10,176



                AVERAGE ANNUAL TOTAL RETURNS
            FOR THE PERIOD ENDED APRIL 30, 1998*

                        INCEPTION+
Class I                    3.04%
Class A                    2.96%


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 2, 1998. Class I and Class A shares participate in the same portfolio of securities.

                              AETNA HIGH YIELD FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna High Yield Fund (High Yield) Class I shares generated a total return of 3.04%, net of fund expenses, from its inception on February 2, 1998 to April 30, 1998. During the three month period ended April 30, 1998, the Fund outperformed the Merrill Lynch High Yield Master Trust Index(c) which returned 1.76%. Class A shares generated a return for the same period of 2.96% (performance does not reflect the deduction of the front end sales charge).

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Equity market volatility affected Fund performance somewhat in April, but the strong demand for high yield products nevertheless brought buyers into the market. Demand continues to increase from pension funds and insurance accounts as well as traditional mutual funds. New products, such as collateralized bond obligations and closed-end mutual funds, have supplemented demand for high yield debt in the last month and are expected to continue in the following months.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

Outperformance since inception was attributable to overweighting single B's and the telecommunication sector, both of which have outperformed. This outperformance was offset slightly by underperformance in the shipping and mining sectors.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The deluge of new high yield offerings is likely to continue and may cause back-up in spreads for new issues and secondary offerings. Given the relatively strong economic fundamentals and low interest rate environment, high yield credits should continue to do well and we look for opportunities to add to strong credits at wider spreads. We continue to like single B's when priced appropriately, as well as the high growth telecommunications sector.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.


See Definition of Indices.                                                    99

QUALITY RATINGS
 BB                                                       4.7%
 B                                                       72.8%
 CCC                                                      4.1%
 N/R                                                     18.4%

MATURITY DISTRIBUTION
  0- 1  years                                             3.7%
  1- 5  years                                             8.1%
  5-10 years                                             87.2%
 10-20 years                                              1.0%

AETNA MONEY MARKET FUND
Growth of $10,000


                        AETNA
                    MONEY MARKET
                    FUND (CLASS I)                IBC
12/91                 $10,000                  $10,000
                       10,104                   10,096
                       10,210                   10,184
                       10,308                   10,263
                       10,404                   10,334
                       10,488                   10,404
                       10,572                   10,472
                       10,656                   10,541
                       10,744                   10,611
                       10,834                   10,684
                       10,934                   10,773
                       11,057                   10,878
                       11,205                   11,003
                       11,365                   11,148
                       11,536                   11,299
                       11,706                   11,446
                       11,875                   11,592
                       12,031                   11,731
                       12,187                   11,869
                       12,347                   12,009
                       12,402                   12,056
                       12,732                   12,201
                       13,083                   12,503
                       13,260                   12,659
4/98                   13,427                   12,816

                Average Annual Total Returns
            for the Period Ended April 30, 1998*

                       1 year     5 Year     Inception+
Class I                 5.46%      5.02%        4.78%
Class A                 5.46%      5.02%        4.78%

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 27, 1991. The date of inception for the Class A (formerly Adviser Class) shares was April 15, 1994. For periods prior to that date, Class A performance is calculated by using the performance of Class I. Class I and Class A shares participate in the same portfolio of securities.

                             AETNA MONEY MARKET FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Money Market Fund (Money Market) Class I and Class A shares generated a total return of 2.63%, net of fund expenses, for the six month period ended April 30, 1998. As of April 30, 1998, the Fund reported a 7-day yield of 5.20% with an average weighted maturity of 62 days. The Fund outperformed the IBC's Money Fund Report Average/All Taxable Index(d) which returned 2.49%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Despite the robust pace in the U.S. economy, the lack of inflation has thus far kept monetary policy on hold. The turmoil in the Asian financial markets may have also contributed to the Federal Reserve's reluctance to act. Reduced growth and demand from Asia is expected to act as a drag on the U.S. economy. A hike in U.S. interest rates would also add to the difficulties in Asia and reduce the chances for a recovery. However, minutes from the Federal Open Market Committee meeting in March 1998, indicated a return to a tightening bias. Concerns arose over potential inflationary pressures from tight labor market conditions and continued strong domestic demand.

A strong dollar and progress towards a balanced fiscal budget have made the U.S. attractive in comparison to other global markets. Strong tax receipts and a reduction in Treasury issuance will likely move the Federal budget into a surplus position for the first time since 1969.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Average portfolio maturity was extended as the yield curve steepened and longer maturities became attractive. Returns were enhanced by an increase in asset backed security holdings in the Fund. Additional asset backed issuance early in the period provided opportunities to purchase securities as new supply pushed yields higher. Adjustable rate securities were selected that utilized London Interbank Offered Rate (LIBOR) as the index to reset coupons, as the LIBOR remained relatively stable where other yields fell.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While the Federal Reserve has shifted its bias towards higher interest rates, we believe that monetary policy will remain unchanged over the next several months. Inflation remains benign as tight labor market conditions and strong housing activity have yet to lead to higher prices. There is still much uncertainty surrounding the severity of the Asian crisis and its potential impact on the U.S. economy. Given our relatively neutral bias, we will continue to maintain the current investment strategy and allocations.


See Definition of Indices.                                                   101

An investment in Money Market is neither insured nor guaranteed by the United States Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


QUALITY RATINGS*
Tier 1                                                 100.0%
Tier 2                                                    --

MATURITY DISTRIBUTION
   1- 30 days                                           49.8%
  31- 60 days                                            7.8%
  61- 90 days                                           11.0%
  91-120 days                                            3.1%
 121-180 days                                            7.0%
 181-397 days                                           21.3%

* Tier 1 securities are securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security or comparable unrated securities. Tier 2 securities are securities that are not rated as Tier 1.

DEFINITION OF INDICES

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(b) The Lehman Brothers Intermediate Government Index, an unmanaged index, includes those indices found in the Lehman Brothers Government Index which have a maturity of one to three years.

(c) The Merrill Lynch High Yield Master Trust Index is an unmanaged, broad gauge of the high yield bond market and do not take into account any fees and expenses of the individual securities that they track.

(d) IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
BOND
-------------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                               ---------     ----------
LONG-TERM BONDS AND NOTES (85.3%)

U.S. TREASURIES (19.4%)
U.S. Treasury Bond, 6.13%, 11/15/27.......... $  750,000    $   767,457
U.S. Treasury Bond, 6.38%, 08/15/27..........  1,000,000      1,052,503
U.S. Treasury Bond, 6.63%, 02/15/27..........    250,000        270,663
U.S. Treasury Bond, 6.75%, 08/15/26..........    500,000        548,516
U.S. Treasury Bond, 10.38%, 11/15/12.........    500,000        661,718
U.S. Treasury Note, 5.75%, 11/30/02..........    250,000        250,664
U.S. Treasury Note, 5.88%, 04/30/98..........  1,000,000      1,000,078
U.S. Treasury Note, 6.63%, 03/31/02..........  1,000,000      1,032,966
U.S. Treasury Note, 6.88%, 03/31/00(ss)(ss)..  2,000,000      2,045,934
                                                            -----------
                                                              7,630,499
                                                            -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.8%)
Private Export Funding Corp., 5.48%,
  09/15/03ss.................................  1,100,000      1,086,459
Small Business Administration 92-20K,
  7.55%, 11/01/12............................    757,075        795,080
                                                            -----------
                                                              1,881,539
                                                            -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
  (20.8%)
Federal Home Loan Mortgage Corp.,
  7.81%, 11/01/22 ..........................     264,930        267,168
Federal National Mortgage
  Association, 6.50%, 06/10/28(ss)(ss)(ss)..   1,000,000        989,375
Federal National Mortgage
  Association, 7.00%, 12/01/28(ss)(ss)(ss)..   1,500,000      1,515,470
Federal National Mortgage
  Association, 90-34 C, Zero Coupon,
  06/25/19 .................................      85,829         83,752
Government National Mortgage
  Association, 6.50%, 02/01/28(ss)(ss)(ss)..   1,000,000        990,625
Government National Mortgage
  Association, 7.00%, 04/15/26 .............     885,781        897,412
Government National Mortgage
  Association, 7.50%, 10/15/26 .............     957,976        984,924
Government National Mortgage
  Association, 9.50%, 07/15/18 .............     174,545        189,000
Marine Midland 1992-1, 8.00%, 04/25/23 .....     914,453        932,742
Prudential Home Mortgage, 7.00%,
  12/25/07 .................................     743,024        747,551
Prudential Home Mortgage, 7.50%,
  06/25/07 .................................     545,825        547,615
                                                            -----------
                                                              8,145,634
                                                            -----------
ASSET-BACKED SECURITIES (1.0%)
First Security Auto Grantor Trust,
  6.10%, 04/15/03 .........................      399,493        400,741
                                                            -----------
ELECTRIC AND TELEPHONE BONDS (1.3%)
Level 3 Communications, 9.13%,
  05/01/08++ ..............................      500,000        493,750
                                                            -----------
FINANCIAL BONDS (12.7%)
American Express Credit Corp., 8.50%,
  06/15/99 ................................    1,000,000      1,027,390
Associates Corp. N.A., 8.55%, 07/15/09 ....    1,000,000      1,165,245
Commercial Credit Co., 8.70%, 06/15/09 ....    1,000,000      1,167,520
EOP Operating L.P., 6.38%, 02/15/03++ .....      250,000        249,049
First Empire Capital Trust II, 8.23%,
  06/01/27 ................................      350,000        375,375
Heller Financial, 6.35%, 08/15/99++ .......      500,000        500,250
HSBC America, 7.81%, 12/15/26++ ...........      500,000        504,332
                                                            -----------
                                                              4,989,161
                                                            -----------


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
                                               ---------     ----------
FOREIGN AND SUPRANATIONALS (18.5%)
Bayerische Landesbank, 6.25%, 03/15/00 ....    $ 500,000    $   502,715
Hutchison Whampoa Financial, 6.95%,
  08/01/07++...............................      500,000        473,240
Inter-American Development Bank,
  12.25%, 12/15/08.........................      500,000        737,130
International Bank For Reconstruction
  & Development, 9.25%, 07/15/17ss.........    1,000,000      1,333,725
KFW International Finance, 8.85%,
  06/15/99.................................      500,000        515,687
Panama (Republic of), 7.88%, 02/13/02++ ...      400,000        400,000
Rogers Cablesystem, 10.00%, 03/15/05 ......      500,000        551,250
Skanidinavinska Enskilda Bank, 6.69%,
  06/29/49.................................      700,000        703,500
Svenska Handlesbanken, 6.18%, 03/29/49 ....    1,500,000      1,500,000
Zurich Capital Trust, 8.38%, 06/01/37++....      500,000        546,130
                                                            -----------
                                                              7,263,377
                                                            -----------

OTHER PUBLIC CORPORATE BONDS (6.8%)
Echostar Satellite Broadcast, Zero
  Coupon, 03/15/04.........................      300,000        274,125
  Enron Oil & Gas, 6.50%, 12/01/07.........      500,000        502,282
Flag Ltd., 8.25%, 01/30/08++...............      470,000        477,050
PSINET, Inc., 10.00%, 02/15/05++...........      150,000        154,688
Time Warner, Inc., 9.13%, 01/15/13.........      500,000        601,600
TRW, Inc., 9.35%, 06/04/20.................      500,000        642,595
                                                            -----------
                                                              2,652,340
                                                            -----------

TOTAL LONG-TERM BONDS AND NOTES
  (COST $32,477,555) ......................                  33,457,041
                                                            -----------

SHORT-TERM INVESTMENTS (24.7%)
Baxter International, Inc., Comm.
  Paper, 5.57%, 05/13/98++.................    1,000,000        998,143
Conagra, Inc., Comm. Paper, 5.65%,
  05/05/98.................................    1,506,000      1,505,055
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.45%, 05/01/98.............    3,896,000      3,896,000
Occidental Petroleum, Comm. Paper,
  5.67%, 05/04/98++........................    1,600,000      1,599,244
Textron Financial Corp., Comm. Paper,
  5.75%, 05/05/98..........................    1,700,000      1,698,914
                                                            -----------

TOTAL SHORT-TERM INVESTMENTS (COST $9,697,356)                9,697,356
                                                            -----------
TOTAL INVESTMENTS (COST $42,174,911)(a)                      43,154,397

OTHER ASSETS LESS LIABILITIES                                (3,924,647)
                                                            -----------

TOTAL NET ASSETS                                            $39,229,750
                                                            ===========


104  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains .....................                $1,048,913
Unrealized losses ....................                   (69,427)
                                                      ----------
  Net unrealized gain ................                $  979,486
                                                      ==========

(ss) Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 1998.

(ss)(ss) Partially segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 1998.

(ss)(ss)(ss) When-issued or delayed delivery security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.  105

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
                                               ---------     ----------
LONG-TERM BONDS AND NOTES (79.5%)

U.S. TREASURIES (16.4%)
U.S. Treasury Bond, 6.63%, 02/15/27 .........  $ 100,000    $   108,265
U.S. Treasury Note, 5.88%, 01/31/99 .........    100,000        100,258
U.S. Treasury Note, 6.50%, 05/15/05 .........    300,000        313,220
U.S. Treasury Note, 6.50%, 08/15/05(ss)......  1,000,000      1,043,905
U.S. Treasury Note, 8.75%, 05/15/17 .........    400,000        522,813
                                                            -----------
                                                              2,088,461
                                                            -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (18.5%)
Federal National Mortgage
  Association, 5.75%, 04/15/03 ..............    250,000        249,141
Private Export Funding Corp., 5.48%,
  09/15/03(ss) ..............................    550,000        543,230
Small Business Administration 91-20K,
  8.25%, 11/01/11 ...........................    727,896        777,487
Small Business Administration 92-20K,
  7.55%, 11/01/12 ...........................    757,075        795,080
                                                            -----------
                                                              2,364,938
                                                            -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (41.1%)
Federal Home Loan Mortgage
  Association, 11.50%, 02/01/16 .............    316,777        361,348
Federal Home Loan Mortgage Corp.,
  9.50%, 07/01/20 ...........................    180,984        194,273
Federal National Mortgage
  Association, 6.50%, 06/10/28(ss)(ss) ......    400,000        395,750
Federal National Mortgage Corp.,
  10.50%, 04/01/19 ..........................    109,397        119,858
Government National Mortgage
  Association, 6.50%, 04/15/26 ..............    656,084        650,960
Government National Mortgage
  Association, 7.00%, 02/01/23 - ............  2,147,928      2,174,777
  04/15/26(ss)(ss)
Government National Mortgage
  Association, 9.00%, 05/15/16 -
  07/15/16 ..................................    767,094        822,230
Government National Mortgage
  Association, 9.50%, 11/15/21 ..............    222,269        240,676
Government National Mortgage
  Association - II, 9.50%, 09/20/19 .........    253,561        272,341
                                                            -----------
                                                              5,232,213
                                                            -----------

FOREIGN AND SUPRANATIONALS (3.5%)
Inter-American Development Bank,
  12.25%, 12/15/08 ..........................    300,000        442,278
                                                             ----------

TOTAL LONG-TERM BONDS AND NOTES
  (COST $9,939,279)                                          10,127,890
                                                            -----------



SHORT-TERM INVESTMENTS (28.3%)
Federal Home Loan Bank, Comm. Paper,
  5.41%, 05/13/98 ...........................   $400,000    $   399,279
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.41%, 06/10/98(ss)...........    400,000        397,596
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.45%, 05/01/98 ..............  2,809,000      2,809,000
                                                            -----------

TOTAL SHORT-TERM INVESTMENTS (COST $3,605,875)                3,605,875
                                                            -----------
TOTAL INVESTMENTS (COST $13,545,154)(a) .....                13,733,765

OTHER ASSETS LESS LIABILITIES ...............                  (998,218)
                                                            -----------

TOTAL NET ASSETS ............................               $12,735,547
                                                            ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $13,612,323. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains .....................                $ 148,248
Unrealized losses ....................                  (26,806)
                                                      ----------
  Net unrealized gain ................                $ 121,442
                                                      ==========

(ss) Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 1998.
(ss)(ss)  When-issued or delayed delivery security.

Category percentages are based on net assets.











106  See Notes to Financial Statements.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
HIGH YIELD
--------------------------------------------------------------------------------

                                                           PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                           --------          --------
LONG-TERM BONDS AND NOTES (93.8%)

CORPORATE BONDS (93.8%)
Accuride Corp., 9.25%, 02/01/08 .............             $250,000         $   248,750
American Banknote Corp., 11.25%,
  12/01/07++ ................................              250,250             251,878
American Reefer Co. Ltd., 10.25%,
  03/01/08++ ................................              250,000             250,000
Anker Coal Group, Inc., 9.75%, 10/01/07 .....              400,000             384,000
Chesapeake Energy Corp., 9.63%,
  05/01/05++ ................................              150,000             150,750
Convergent Communication, 13.00%,
  04/01/08++ ................................              200,000             198,000
Crown Castle International Corp., Zero
  Coupon, 11/15/07++ ........................              500,000             345,000
Drypers Corp., 10.25%, 06/15/07++ ...........              300,000             309,000
Echostar Communications, Zero Coupon,
  06/01/04 ..................................              250,000             240,938
Firstworld Communication, Zero Coupon,
  04/15/08++ ................................              250,000             126,875
FWT, Inc., 9.88%, 11/15/07 ..................              200,000             188,000
Geneva Steel, 9.50%, 01/15/04 ...............              150,000             139,500
Indesco International, Inc., 9.75%,
  04/15/08 ..................................              100,000             100,000
Intermedia Communication, 8.50%,
  01/15/08 ..................................              250,000             256,250
Iridium LLC/Capital Corp., 11.25%,
  07/15/05++ ................................              250,000             258,125
IXC Communications, Inc., 9.00%,
  04/15/08++ ................................              150,000             150,000
KMC Telcom Holdings, Inc., Zero
  Coupon, 02/15/08++ ........................              500,000             301,250
Majestic Star Casino LLC, 12.75%,
  05/15/03ss ................................              250,000             272,500
McLeod USA, Inc., 8.38%, 03/15/08 ...........              200,000             204,000
Michael Petroleum Corp., 11.50%,
  04/01/05++ ................................              200,000             198,000
Microcell Telecommunications, Zero
  Coupon, 06/01/06 ..........................              300,000             225,000
Mohegan Tribal Gaming, 13.50%,
  11/15/02 ..................................              350,000             446,249
National Fiberstock Corp., 11.63%,
  06/15/02 ..................................              350,000             369,250
Nextel Communications, Zero Coupon,
  08/15/04 ..................................              250,000             240,625
NTLI, Inc., Zero Coupon, 04/01/08++ .........              200,000             127,500
Outsourcing Services Group, 10.88%,
  03/01/06++ ................................              400,000             408,000
Plainwell, Inc., 11.00%, 03/01/08++ .........              350,000             360,927
PSINET, Inc., 10.00%, 02/15/05++ ............              200,000             206,250
Purina Mills, Inc., 9.00%, 03/15/10++ .......              100,000             102,750
RAB Enterprises, Inc., 10.50%,
  05/01/05++ ................................              150,000             150,750
SBA Communications Corp., Zero Coupon,
  03/01/08++ ................................              500,000             300,000
Simcala, Inc., 9.63%, 04/15/06++ ............              200,000             202,000
Sitel Corp., 9.25%, 03/15/06++ ..............              350,000             356,125
TBS Shipping International Ltd.,
  10.00%, 05/01/05++(ss)(ss) ................              200,000             187,500
Trans-Resources, 10.75%, 03/15/08++ .........              250,000             256,250
Verio, Inc., 10.38%, 04/01/05++ .............              250,000             258,750
Viasystems, Inc., 9.75%, 06/01/07++ .........              400,000             418,000
Winstar Communications, Inc., 10.00%,
  03/15/08++ ................................              200,000             195,500
Winstar Communications, Inc., 11.00%,
  03/15/08++ ................................              150,000             146,625

TOTAL LONG-TERM BONDS AND NOTES (COST $9,476,855)                            9,530,867
                                                                           -----------

PREFERRED STOCKS (1.5%)
Nebco Evans Holding Co., 11.25%,
  03/01/08++ ................................              150,000             155,250
                                                                           -----------

TOTAL PREFERRED STOCKS (COST $150,000).......                                  155,250
                                                                           -----------

SHORT-TERM INVESTMENTS (3.6%)
Federal Home Loan Mortgage Corp.,
  Comm. Paper, 5.45%, 05/01/98 ..............             $367,000         $   367,000
                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $367,000)                                   367,000
                                                                           -----------
TOTAL INVESTMENTS (COST $9,993,855)(a) ......                               10,053,117

OTHER ASSETS LESS LIABILITIES ...............                                  103,533
                                                                           -----------

TOTAL NET ASSETS ............................                              $10,156,650
                                                                           ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains .....................                $ 114,660
Unrealized losses ....................                  (55,398)
                                                      ----------
  Net unrealized gain ................                $  59,262
                                                      ==========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(ss) Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 1998.
(ss)(ss) When-issued or delayed delivery security.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.  107

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
MONEY MARKET
-------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT          VALUE
                                                     -----------     -----------
ASSET-BACKED SECURITIES (28.7%)
Amercredit Automobile Receivables
  Trust 1998-A, 5.56%, 03/05/99 ................     $17,622,294     $17,622,294
Asset Backed Securities Investment
  Trust 1997-C, 5.66%, 06/15/98++ ..............      16,000,000      16,000,000
Asset Backed Securities Investment
  Trust 1997-E, 5.66%, 08/15/98++ ..............      12,000,000      12,000,000
Barnett Auto Trust 1997-A, 5.65%,
  10/15/98 .....................................         380,331         380,331
Capita Equipment Receivables Trust
  1997-1, 5.79%, 12/15/98 ......................      10,097,679      10,097,679
CARCO Auto Loan Master Trust
  1993-2, 5.61%, 11/15/98 ......................       4,500,000       4,500,000
Case Equipment Loan Trust 1998-A,
  5.55%, 03/15/99 ..............................       4,638,897       4,638,897
Chase Manhattan Auto Owner Trust
  1998-A, 5.55%, 03/12/99 ......................      13,738,435      13,738,435
Chase Manhattan Auto Owner Trust
  1998-B, 5.58%, 05/10/99 ......................       4,000,000       4,000,000
ContiMortgage Home Equity Loan
  Trust
   1998-1, 5.65%, 03/15/99 .....................       5,234,227       5,234,227
Ford Credit Auto Owner Trust
  1997-B, 5.75%, 10/15/98 ......................       5,091,053       5,091,053
Green Tree Financial Corp., 5.69%,
  05/01/99 .....................................       4,500,000       4,500,000
Long Lane Master Trust III 1997-C,
  5.68%, 11/02/98++++ ..........................       7,200,000       7,200,000
Long Lane Master Trust III 1998-B,
  5.71%, 04/30/99++++ ..........................       8,700,000       8,700,000
MMCA Auto Owner Trust 1997-1,
  5.63%, 11/15/98 ..............................       6,320,707       6,320,707
Navistar Financial Owner Trust
  1997-B, 5.72%, 11/15/98 ......................       2,653,152       2,653,152
                                                                    ------------

TOTAL ASSET-BACKED SECURITIES ..................                    122,676,775
                                                                    ------------

CERTIFICATES OF DEPOSIT (4.5%)
Deutsche Bank AG (NY), 5.70%,
  03/30/99 .....................................       9,500,000       9,495,018
Svenska Handelsbanken, Inc., 5.72%,
  03/31/99 .....................................       9,700,000       9,697,449
                                                                    ------------

TOTAL CERTIFICATES OF DEPOSIT ..................                      19,192,467
                                                                    ------------

COMMERCIAL PAPER - DOMESTIC (42.1%)
AVCO Financial Services, Inc.,
  5.52%, 07/06/98 ..............................       6,000,000       5,939,280
Bankers Trust New York Corp.,
  5.58%, 09/23/98 ..............................       2,600,000       2,541,565
Baxter International, Inc., 5.60%,
  05/05/98++ ...................................       5,000,000       4,996,889
Bridgestone Firestone Master Trust
  1992-B, 5.65%, 05/07/98++++ ..................       8,500,000       8,500,000
BT Alex Brown, Inc., 5.64%, 07/13/98 ...........       4,000,000       3,954,253
Ciesco L.P., 5.50%, 06/16/98++ .................       8,000,000       7,943,778
Cooper Industries, Inc., 5.60%,
  05/01/98++ ...................................      18,775,000      18,775,000
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.40%, 07/27/98 ...............       3,100,000       3,059,545
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.40%, 07/31/98 ...............       2,000,000       1,972,700
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.47%, 09/02/98 ...............       1,500,000       1,471,738


COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.52%, 07/22/98 ...............      $2,400,000      $2,369,824
Country Wide Home Loans, Inc.,
  5.56%, 05/26/98 ..............................       7,000,000       6,972,972
Country Wide Home Loans, Inc.,
  5.70%, 05/01/98 ..............................       2,303,000       2,303,000
CSW Credit, Inc., 5.54%, 07/17/98++ ............       3,000,000       2,964,452
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  5.53%, 07/27/98++ ............................       6,000,000       5,919,815
Dealers Capital Access Trust, Inc.,
  5.50%, 08/31/98 ..............................       7,400,000       7,262,072
Dealers Capital Access Trust, Inc.,
  5.60%, 05/26/98 ..............................       6,500,000       6,474,722
EG&G, Inc., 5.54%, 05/19/98++++ ................       4,800,000       4,786,704
Eureka Securitization, Inc., 5.51%,
  05/27/98++ ...................................       3,000,000       2,988,062
Eureka Securitization, Inc., 5.52%,
  06/22/98++ ...................................       7,200,000       7,142,592
Eureka Securitization, Inc., 5.53%,
  07/22/98++ ...................................       4,000,000       3,949,616
Finova Capital Corp., 5.48%,
  09/14/98 .....................................       4,000,000       3,917,191
Finova Capital Corp., 5.68%,
  06/24/98 .....................................       6,000,000       5,948,880
Finova Capital Corp., 5.70%,
  05/13/98 .....................................       4,000,000       3,992,400
Frontier Corp., 5.55%, 05/05/98++ ..............       5,444,000       5,440,643
Frontier Corp., 5.62%, 05/14/98++ ..............       9,178,000       9,159,374
General Electric Capital Corp.,
  5.50%, 07/29/98 ..............................      10,000,000       9,864,028
Jefferson Smurfit Finance Corp.,
  5.52%, 06/02/98 ..............................       1,800,000       1,791,168
Jefferson Smurfit Finance Corp.,
  5.52%, 06/09/98 ..............................       3,200,000       3,180,864
Jefferson Smurfit Finance Corp.,
  5.56%, 05/19/98 ..............................       2,800,000       2,792,216
Republic Industries Funding Corp.,
  5.53%, 05/20/98 ..............................      11,400,000      11,366,728
Republic Industries Funding Corp.,
  5.60%, 05/01/98 ..............................       8,000,000       8,000,000
TRW, Inc., 5.55%, 05/29/98++ ...................       2,600,000       2,588,777
                                                                    ------------

TOTAL COMMERCIAL PAPER - DOMESTIC ..............                     180,330,848
                                                                    ------------
COMMERCIAL PAPER - FOREIGN (4.5%)
Province of British Columbia,
  5.48%, 10/09/98 ..............................       5,500,000       5,365,207
Skandinaviska Enskilda Banken
  Funding, 5.54%, 09/28/98 .....................       5,000,000       4,884,583
Svenska Handelsbanken, Inc., 5.44%,
  08/24/98 .....................................       6,000,000       5,895,733
Xerox Mexicana S.A., 5.55%, 05/13/98 ...........       3,000,000       2,994,450
                                                                    ------------

TOTAL COMMERCIAL PAPER - FOREIGN ...............                      19,139,973
                                                                    ------------
CORPORATE NOTES (7.5%)
BankBoston Corp., 5.82%, 06/10/98 ..............       4,000,000       4,000,000
First National Bank Commerce,
  5.68%, 07/31/98 ..............................      20,000,000      19,998,890
First USA Bank, 5.75%, 01/15/99 ................       2,000,000       1,997,793
GMAC International Finance, 5.69%,
  09/11/98 .....................................       4,700,000       4,699,651
International Lease Finance Corp.,
  7.50%, 03/01/99 ..............................       1,200,000       1,216,557
                                                                    ------------

TOTAL CORPORATE NOTES ..........................                      31,912,891
                                                                    ------------

108  See Notes to Portfolio of Investments.



--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                        AMOUNT           VALUE
                                                     -----------     -----------

MEDIUM-TERM NOTES (16.1%)
American Honda Finance Corp, 5.63%,
  04/08/99 .....................................     $15,500,000     $15,499,999
American Honda Finance Corp.,
  5.67%, 05/07/99 ..............................       6,000,000       6,000,000
AmSouth Bank of Alabama, 5.53%,
  10/15/98 .....................................      20,000,000      19,992,722
Chrysler Financial Corp., 7.26%,
  07/01/98 .....................................       1,700,000       1,703,663
Countrywide Funding Corp., 5.87%,
  08/28/98 .....................................       4,000,000       4,003,470
Finova Capital Corp., 6.38%,
  04/15/99 .....................................       2,700,000       2,714,019
PHH Corp., 5.57%, 08/04/98 .....................      14,000,000      13,998,939
PHH Corp., 5.59%, 02/10/99 .....................       5,000,000       4,998,101
                                                                    ------------

TOTAL MEDIUM-TERM NOTES ........................                      68,910,913
                                                                    ------------
TOTAL INVESTMENTS (COST $442,163,867) ..........                     442,163,867

OTHER ASSETS LESS LIABILITIES ..................                     (14,315,393)
                                                                    ------------

TOTAL NET ASSETS ...............................                    $427,848,474
                                                                    ============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of April 30, 1998.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
++++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.

                                         See Notes to Financial Statements.  109

INCOME  FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value ...................................................................................
Cash ...........................................................................................................
Receivable for:
  Dividends and interest .......................................................................................
  Investments sold .............................................................................................
  Fund shares sold .............................................................................................
  Reimbursment from Investment Adviser .........................................................................
Other assets ...................................................................................................
Prepaid expenses ...............................................................................................
         Total assets ..........................................................................................
LIABILITIES:
Payable for:
  Dividends to shareholders ....................................................................................
  Investments purchased ........................................................................................
  Fund shares redeemed .........................................................................................
Other liabilities ..............................................................................................
         Total liabilities .....................................................................................
  NET ASSETS ...................................................................................................

NET ASSETS REPRESENTED BY:
Paid-in capital ................................................................................................
Net unrealized gain (loss) on investments.......................................................................
Undistributed net investment income ............................................................................
Accumulated net realized gain (loss) on investments ............................................................
  NET ASSETS ...................................................................................................
CAPITAL SHARES:
Class I:
  Outstanding ..................................................................................................
  Net Assets ...................................................................................................
  Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) ..........
Class A:
  Outstanding ..................................................................................................
  Net Assets ...................................................................................................
  Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) ..........

Cost of investments ............................................................................................

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                AETNA
                             GOVERNMENT                                                MONEY
    BOND                        FUND                     HIGH YIELD                    MARKET
 ------------              ----------------             -------------               -------------
 $43,154,397                 $13,733,765                $10,053,117                 $442,163,867
      30,176                         231                        860                          313

     660,430                     150,282                    153,717                    1,450,237
   2,474,918                   1,127,083                    339,063                           --
      22,326                      11,242                      1,071                    4,712,658
       7,394                       8,350                      9,645                       72,947
          --                         563                         --                           --
         693                         248                         --                        7,852
 ------------                ------------               -------------               -------------
  46,350,334                  15,031,764                 10,557,473                  448,407,874
 ------------                ------------               -------------               -------------


      20,312                      23,652                     64,975                       70,239
   7,006,729                   2,255,057                    335,848                   14,700,000
      70,390                      17,508                         --                    5,519,398
      23,153                          --                         --                      269,763
 ------------                ------------               -------------               -------------
   7,120,584                   2,296,217                    400,823                   20,559,400
 ------------                ------------               -------------               -------------
 $39,229,750                 $12,735,547                $10,156,650                 $427,848,474
 ============                ============               =============               =============

 $38,903,910                 $12,907,669                $10,026,743                 $427,848,474
     979,486                     188,611                     59,262                           --
       1,318                       8,811                      4,131                           --
    (654,964)                   (369,544)                    66,514                           --
 ------------                ------------               -------------               -------------
 $39,229,750                 $12,735,547                $10,156,650                 $427,848,474
 ============                ============               =============               =============


   3,667,743                   1,216,490                    991,073                  268,130,627
 $37,590,829                 $12,208,687                $10,039,500                 $268,130,627
 $     10.25                 $     10.04                $     10.13                 $       1.00

     159,941                      52,494                     11,564                  159,717,847
 $ 1,638,921                 $   526,860                $   117,150                 $159,717,847
 $     10.25                 $     10.04                $     10.13                 $       1.00

 $42,174,911                 $13,545,154                $ 9,993,855                 $442,163,867


INCOME FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ...............................................................
Interest ................................................................
         Total investment income ........................................
INVESTMENT EXPENSES:
Investment advisory fee .................................................
Administrative services fees ............................................
12b-1 and shareholder services fees .....................................
Printing and postage ....................................................
Custody fees ............................................................
Transfer agent fees .....................................................
Audit fees ..............................................................
Directors' fees .........................................................
Registration fees .......................................................
Miscellaneous ...........................................................
Expenses before reimbursement and waiver from Adviser ...................
Expenses reimbursement and waiver from Adviser ..........................
         Total expenses .................................................
Net investment income ...................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Sale of investments ...................................................
         Net realized gain on investments ...............................
Net change in unrealized gain or loss on:
  Investments ...........................................................
         Net change in unrealized gain or loss on investments ...........
Net realized and change in unrealized gain or loss on investments .......
Net increase in net assets resulting from operations ....................

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      AETNA                      HIGH YIELD
         BOND                    GOVERNMENT FUND            PERIOD FROM FEBRUARY 2,             MONEY MARKET
   SIX MONTH PERIOD              SIX MONTH PERIOD            1998 (COMMENCEMENT OF            SIX MONTH PERIOD
 ENDED APRIL 30, 1998          ENDED APRIL 30, 1998       OPERATIONS) TO APRIL 30, 1998      ENDED APRIL 30, 1998
 --------------------          --------------------       -----------------------------      --------------------
   $     4,563                    $        --                  $        --                    $        --
     1,223,689                        355,835                      200,042                     12,120,673
   ------------                   ------------                 ------------                   ------------
     1,228,252                        355,835                      200,042                     12,120,673
   ------------                   ------------                 ------------                   ------------

        91,944                         29,265                       15,871                        843,169
        31,975                         10,056                        2,442                        366,228
         2,344                          1,095                           63                         26,009
         2,148                            762                        1,333                         24,045
         4,145                          2,076                        3,456                          6,675
        19,554                         13,107                        6,360                        254,861
         9,605                          8,714                        4,413                         12,391
           388                            103                           78                          1,641
        20,126                         19,807                       20,369                         58,617
           840                            286                           37                         10,083
   ------------                   ------------                 ------------                   ------------
       183,069                         85,271                       54,422                      1,603,719
       (42,938)                       (43,280)                     (31,175)                      (648,311)
   ------------                   ------------                 ------------                   ------------
       140,131                         41,991                       23,247                        955,408
   ------------                   ------------                 ------------                   ------------
     1,088,121                        313,844                      176,795                     11,165,265
   ------------                   ------------                 ------------                   ------------


       117,143                         54,295                       66,514                             --
   ------------                   ------------                 ------------                   ------------
       117,143                         54,295                       66,514                             --
   ------------                   ------------                 ------------                   ------------

        60,312                        (13,241)                      59,262                             --
   ------------                   ------------                 ------------                   ------------
        60,312                        (13,241)                      59,262                             --
   ------------                   ------------                 ------------                   ------------
       177,455                         41,054                      125,776                             --
   ------------                   ------------                 ------------                   ------------
   $ 1,265,576                    $   354,898                  $   302,571                    $11,165,265
   ============                   ============                 ============                   ============

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                               BOND
                                                                                              --------------------------------------
                                                                                                 SIX MONTH
                                                                                                  PERIOD
                                                                                                   ENDED
                                                                                                 APRIL 30,             YEAR ENDED
                                                                                                   1998                OCTOBER 31,
                                                                                                (UNAUDITED)               1997
                                                                                                ------------          --------------
FROM OPERATIONS:
Net investment income ..............................................................            $ 1,088,121            $ 1,976,800
Net realized gain on investments ...................................................                117,143                157,360
Net change in unrealized gain or loss on investments ...............................                 60,312                299,928
                                                                                                ------------           ------------
  Net increase in net assets resulting from operations .............................              1,265,576              2,434,088
                                                                                                ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income .....................................................             (1,124,758)            (1,953,173)
Class A:
    From net investment income .....................................................                (37,182)               (42,360)
                                                                                                ------------           ------------
  Decrease in net assets from distributions to shareholders ........................             (1,161,940)            (1,995,533)
                                                                                                ------------           ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ......................................................              7,710,912             12,026,343
    Net asset value of shares issued upon reinvestment of distributions ............                829,902              1,654,636
    Cost of shares redeemed ........................................................             (5,132,989)            (8,892,172)
Class A:
    Proceeds from shares sold ......................................................                881,212                382,105
    Net asset value of shares issued upon reinvestment of distributions ............                 28,711                 40,263
    Cost of shares redeemed ........................................................               (277,838)              (304,568)
                                                                                                ------------           ------------
   Net increase in net assets from fund share transactions .........................              4,039,910              4,906,607
                                                                                                ------------           ------------
Change in net assets ...............................................................              4,143,546              5,345,162
NET ASSETS:
Beginning of period ................................................................             35,086,204             29,741,042
                                                                                                ------------           ------------
End of period ......................................................................            $39,229,750            $35,086,204
                                                                                                ============           ============
End of period net assets includes undistributed net investment income ..............            $     1,318            $    75,137
                                                                                                ============           ============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ..........................................................                736,019              1,188,904
    Number of shares issued upon reinvestment of distributions .....................                 96,840                163,888
    Number of shares redeemed ......................................................               (500,097)              (878,448)
                                                                                                ------------           ------------
  Net increase .....................................................................                332,762                474,344
                                                                                                ============           ============
Class A:
    Number of shares sold ..........................................................                 85,742                 37,594
    Number of shares issued upon reinvestment of distributions .....................                  2,803                  3,991
    Number of shares redeemed ......................................................                (27,119)               (30,070)
                                                                                                ------------           ------------
  Net increase .....................................................................                 61,426                 11,515
                                                                                                ============           ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                       AETNA GOVERNMENT FUND
                                                                                              --------------------------------------
                                                                                                 SIX MONTH
                                                                                               PERIOD ENDED
                                                                                              APRIL 30, 1998           YEAR ENDED
                                                                                                (UNAUDITED)         OCTOBER 31, 1997
                                                                                              --------------        ----------------
FROM OPERATIONS:
Net investment income ..............................................................            $   313,844            $   622,911
Net realized gain (loss) on investments ............................................                 54,295                (47,229)
Net change in unrealized gain or loss on investments ...............................                (13,241)               276,527
                                                                                                ------------           ------------
  Net increase in net assets resulting from operations .............................                354,898                852,209
                                                                                                ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income .....................................................               (308,115)              (615,272)
Class A:
    From net investment income .....................................................                (13,245)               (28,652)
                                                                                                ------------           ------------
  Decrease in net assets from distributions to shareholders ........................               (321,360)              (643,924)
                                                                                                ------------           ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ......................................................              2,493,083              1,947,425
    Net asset value of shares issued upon reinvestment of distributions ............                185,084                287,395
    Cost of shares redeemed ........................................................               (717,009)            (2,879,647)
Class A:
    Proceeds from shares sold ......................................................                 94,969                281,300
    Net asset value of shares issued upon reinvestment of distributions ............                 11,883                 26,438
    Cost of shares redeemed ........................................................               (113,730)              (311,704)
                                                                                                ------------           ------------
  Net increase (decrease) in net assets from fund share transactions ...............              1,954,280               (648,793)
                                                                                                ------------           ------------
Change in net assets ...............................................................              1,987,818               (440,508)
NET ASSETS:
Beginning of period ................................................................             10,747,729             11,188,237
                                                                                                ------------           ------------
End of period ......................................................................            $12,735,547            $10,747,729
                                                                                                ============           ============
End of period net assets includes undistributed net investment income ..............            $     8,811            $    16,327
                                                                                                ============           ============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ..........................................................                240,528                199,244
    Number of shares issued upon reinvestment of distributions .....................                 18,432                 29,485
    Number of shares redeemed ......................................................                (64,813)              (294,789)
                                                                                                ------------           ------------
  Net increase (decrease) ..........................................................                194,147                (66,060)
                                                                                                ============           ============
Class A:
    Number of shares sold ..........................................................                  9,447                 28,673
    Number of shares issued upon reinvestment of distributions .....................                  1,183                  2,716
    Number of shares redeemed ......................................................                (11,288)               (31,992)
                                                                                                ------------           ------------
  Net decrease .....................................................................                   (658)                  (603)
                                                                                                ============           ============

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                            HIGH YIELD
                                                                                                       -------------------
                                                                                                           PERIOD FROM
                                                                                                       FEBRUARY 2, 1998 TO
                                                                                                          APRIL 30, 1998
                                                                                                            (UNAUDITED)
                                                                                                       -------------------
FROM OPERATIONS:
Net investment income ...........................................................................          $   176,795
Net realized gain on investments ................................................................               66,514
Net change in unrealized gain or loss on investments ............................................               59,262
                                                                                                           ------------
  Net increase in net assets resulting from operations ..........................................              302,571
                                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income ..................................................................             (170,907)
Class A:
    From net investment income ..................................................................               (1,757)
                                                                                                           ------------
  Decrease in net assets from distributions to shareholders .....................................             (172,664)
                                                                                                           ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ...................................................................            9,910,650
    Net asset value of shares issued upon reinvestment of distributions .........................                  132
Class A:
    Proceeds from shares sold ...................................................................              115,854
    Net asset value of shares issued upon reinvestment of distributions .........................                  107
                                                                                                           ------------
   Net increase in net assets from fund share transactions ......................................           10,026,743
                                                                                                           ------------
Change in net assets ............................................................................           10,156,650
NET ASSETS:
Beginning of period .............................................................................                   --
                                                                                                           ------------
End of period ...................................................................................          $10,156,650
                                                                                                           ============
End of period net assets includes undistributed net investment income ...........................          $     4,131
                                                                                                           ============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold .......................................................................              991,060
    Number of shares issued upon reinvestment of distributions ..................................                   13
                                                                                                           ------------
  Net increase ..................................................................................              991,073
                                                                                                           ============
Class A:
    Number of shares sold .......................................................................               11,553
    Number of shares issued upon reinvestment of distributions ..................................                   11
                                                                                                           ------------
  Net increase ..................................................................................               11,564
                                                                                                           ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                                         MONEY MARKET
                                                                                           ----------------------------------------
                                                                                              SIX MONTH
                                                                                            PERIOD ENDED
                                                                                           APRIL 30, 1998              YEAR ENDED
                                                                                             (UNAUDITED)            OCTOBER 31, 1997
                                                                                           --------------           ----------------
FROM OPERATIONS:
Net investment income ..........................................................             $ 11,165,265             $ 23,676,989
                                                                                             -------------            -------------
  Net increase in net assets resulting from operations .........................               11,165,265               23,676,989
                                                                                             -------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income .................................................               (6,997,543)             (16,169,711)
Class A:
    From net investment income .................................................               (4,167,722)              (7,507,278)
                                                                                             -------------            -------------
  Decrease in net assets from distributions to shareholders ....................              (11,165,265)             (23,676,989)
                                                                                             -------------            -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ..................................................              162,002,374              294,751,229
    Net asset value of shares issued upon reinvestment of distributions ........                6,567,754               13,987,672
    Cost of shares redeemed ....................................................             (174,149,332)            (358,309,949)
Class A:
    Proceeds from shares sold ..................................................              293,987,800              488,605,394
    Net asset value of shares issued upon reinvestment of distributions ........                4,031,998                7,255,936
    Cost of shares redeemed ....................................................             (294,832,194)            (459,180,366)
                                                                                             -------------            -------------
  Net decrease in net assets from fund share transactions ......................               (2,391,600)             (12,890,084)
                                                                                             -------------            -------------
Change in net assets ...........................................................               (2,391,600)             (12,890,084)
NET ASSETS:
Beginning of period ............................................................              430,240,074              443,130,158
                                                                                             -------------            -------------
End of period ..................................................................             $427,848,474             $430,240,074
                                                                                             =============            =============
End of period net assets includes undistributed net investment income ..........             $         --             $         --
                                                                                             =============            =============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ......................................................              162,002,374              294,751,229
    Number of shares issued upon reinvestment of distributions .................                6,567,754               13,987,672
    Number of shares redeemed ..................................................             (174,149,332)            (358,309,949)
                                                                                             -------------            -------------
  Net decrease .................................................................               (5,579,204)             (49,571,048)
                                                                                             =============            =============
Class A:
    Number of shares sold ......................................................              293,987,800              488,605,394
    Number of shares issued upon reinvestment of distributions .................                4,031,998                7,255,936
    Number of shares redeemed ..................................................             (294,832,194)            (459,180,366)
                                                                                             -------------            -------------
  Net increase .................................................................                3,187,604               36,680,964
                                                                                             =============            =============

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1.  ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Bond Fund, Aetna Government Fund, Aetna High Yield Fund and Aetna Money Market Fund.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer two classes of shares, Class I (formerly Select Class shares) and Class A (formerly Adviser Class shares). Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Bond and Money Market on December 27, 1991, Aetna Government Fund on December 22, 1993, and High Yield on February 2, 1998. Class A shares are offered to all others and generally are subject to front end sales charges payable upon purchase. Additionally, Class A shares are subject to a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on April 15, 1994 for all Funds except High Yield, which were made available to the public February 2, 1998.

The following is each Fund's investment objective:

      AETNA BOND FUND (Bond) seeks to provide as high a level of total return (i.e., income and capital appreciation) as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      AETNA GOVERNMENT FUND seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      AETNA HIGH YIELD FUND (High Yield) seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Services, Inc.

      AETNA MONEY MARKET FUND (Money Market) seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. became each Fund's principal underwriter.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  VALUATION OF INVESTMENTS

Except in Money Market, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value.

--------------------------------------------------------------------------------

A.  VALUATION OF INVESTMENTS (CONTINUED)

Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors. Money Market, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B.  ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A under the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C.  DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

D.  FEDERAL INCOME TAXES

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

E.  DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferred losses on wash sales.

F.  OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date.
Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays the Investment Adviser a monthly fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of April 30, 1998:

                                           FEE            EFFECTIVE
                                          RANGE              RATE
                                      ---------------    -------------
           Bond                        0.50%-0.40%          0.50%
           Aetna Government Fund       0.50%-0.40%          0.50%
           High Yield                  0.65%-0.50%          0.65%
           Money Market                0.40%-0.30%          0.35%

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund (except Money Market) in exchange for fees, payable by Aeltus, of up to 0.325% of the average daily net assets of Class I. For the period February 1, 1998 through April 30, 1998, Aeltus paid ALIAC $37,491.

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as Bond, Aetna Government Fund and Money Market's Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC collected $16,653, net of reimbursement, from the Funds, and paid $143,164 to Aeltus.

Effective February 2, 1998, the Company has entered into an administrative services agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets. For the period November 1, 1997 through February 1, 1998, ALIAC collected $269,675 in administrative services fees from the Funds.

The Shareholder Services Plan for the Class A (formerly Adviser Class) shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% (0.10% for Money Market) of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, the Funds paid AISI $631, net of reimbursement, in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to February 2, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund (except Money Market). Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A shares. For the period ended April 30, 1998, the Funds paid AISI $2,870 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A shares.

4.  REIMBURSEMENT FROM INVESTMENT ADVISER

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended April 30, 1998, the reimbursements were as follows:

                                   NON-CLASS SPECIFIC   CLASS SPECIFIC (CLASS A)    FUND TOTAL
                                   ------------------   -----------------------     ----------
      Bond                              $ 42,938                $ --                $ 42,938
      Aetna Government Fund               43,280                  --                  43,280
      High Yield                          31,175                  --                  31,175
      Money Market                       622,302              26,009                 648,311


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1998 were:

                                        COST OF PURCHASES      PROCEEDS FROM SALES
                                        -----------------      -------------------
        Bond                              $24,407,072              $20,705,954
        Aetna Government Fund              13,083,989               12,530,584
        High Yield                         24,502,315               14,976,781
        Money Market                               --                       --

6.  CAPITAL LOSS CARRYFORWARD

At April 30, 1998, for federal income tax purposes, Aetna Government Fund and Bond had capital loss carryforwards:

                                        CAPITAL LOSS               YEAR OF
        FUND                            CARRYFORWARD              EXPIRATION
        ------------------------------------------------------------------------
        Aetna Government Fund             $376,611                   2003
                                            47,228                   2005
        ------------------------------------------------------------------------
        Bond                               456,141                   2002
                                           315,964                   2003
        ------------------------------------------------------------------------

The Board of Directors will not distribute any realized gains until the above capital loss carryforwards have been offset or expired.

7.  AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion shares, the following have been designated to the Funds described in this report as follows: all of the Funds, except Money Market, have been allocated 100 million shares each of Class I and Class A shares. Money Market has been allocated one billion shares each of Class I and Class A shares. As of April 30, 1998, the following shares of the Funds were owned by Aetna and its affiliates:

                                        CLASS I             CLASS A
                                    -----------------   ----------------
        Bond                             1,673,159             --
        Aetna Government Fund            1,047,841             --
        High Yield                         990,000         10,000
        Money Market                   112,883,222             --

INCOME FUNDS
FINANCIAL HIGHLIGHTS
BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                        SIX MONTH                                                      TEN MONTH
                                                       PERIOD ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      PERIOD ENDED
                                                     APRIL 30, 1998    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                     CLASS I                           (UNAUDITED)         1997            1996           1995            1994
---------------------------------------------------   --------------   -----------     -----------    ------------   --------------
Net asset value, beginning of period .............     $    10.22      $    10.09      $    10.27     $      9.58     $    10.37
                                                       -----------     -----------     -----------    ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................           0.30            0.62            0.65            0.65           0.52
  Net realized and change in unrealized gain or
    loss on investments ..........................           0.05            0.13           (0.15)           0.65           0.86
                                                       -----------     -----------     -----------    ------------    -----------
        Total from investment operations .........           0.35            0.75            0.50            1.30          (0.34)
                                                       -----------     -----------     -----------    ------------    -----------
LESS DISTRIBUTIONS:
  From net investment income .....................          (0.32)          (0.62)          (0.68)          (0.61)         (0.45)
                                                       -----------     -----------     -----------    ------------    -----------
        Total distributions ......................          (0.32)          (0.62)          (0.68)          (0.61)         (0.45)
                                                       -----------     -----------     -----------    ------------    -----------
Net asset value, end of period ...................     $    10.25      $    10.22      $    10.09     $     10.27     $     9.58
                                                       ===========     ===========     ===========    ============    ===========

Total return .....................................           3.45%           7.72%           5.09%          14.06%         (3.31)%
Net assets, end of period (000's) ................     $   37,591      $   34,080      $   28,864     $    32,778     $   27,584
Ratio of total expenses to average net assets ....           0.75%(1)        0.75%           0.75%           0.79%          0.76%(1)
Ratio of net investment income to average net
  assets .........................................           5.92%(1)        6.07%           6.16%           6.56%          6.29%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................           0.98%(1)        1.14%           1.16%           1.06%          1.06%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .           5.69%(1)        5.68%           5.75%           6.25%          5.98%(1)
Portfolio turnover rate ..........................          64.85%          48.56%          42.33%          56.99%         51.80%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                       SIX MONTH                                                      PERIOD FROM
                                                      PERIOD ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED   APRIL 15, 1994
                                                     APRIL 30, 1998     OCTOBER 31,    OCTOBER 31,     OCTOBER 31,  TO OCTOBER 31,
                    CLASS A                            (UNAUDITED)         1997           1996            1995           1994
---------------------------------------------------   --------------   -------------  -------------    -------------  --------------
Net asset value, beginning of period .............        $10.22         $10.09          $10.27           $ 9.58         $  9.92
                                                          -------        -------         --------         -------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................          0.28           0.54            0.62             0.56            0.28
  Net realized and change in unrealized gain or
    loss on investments ..........................          0.05           0.13           (0.20)            0.66           (0.35)
                                                          -------        -------         --------         -------        --------
        Total from investment operations .........          0.33           0.67            0.42             1.22           (0.07)
                                                          -------        -------         --------         -------        --------
LESS DISTRIBUTIONS:
  From net investment income .....................         (0.30)         (0.54)          (0.60)           (0.53)          (0.27)
                                                          -------        -------         --------         -------        --------
        Total distributions ......................         (0.30)         (0.54)          (0.60)           (0.53)          (0.27)
                                                          -------        -------         --------         -------        --------
Net asset value, end of period ...................        $10.25         $10.22          $10.09           $10.27         $  9.58
                                                          =======        =======         ========         =======        ========

Total return (does not reflect applicable sales
  charges) .......................................          3.24%          6.89%           4.27%           13.28%          (0.68)%
Net assets, end of period (000's) ................        $1,639         $1,006          $  877           $7,340         $25,405
Ratio of total expenses to average net assets ....          1.13%(1)       1.50%           1.50%            1.50%           1.49%(1)
Ratio of net investment income to average net
  assets .........................................          5.54%(1)       5.32%           5.47%            5.91%           5.36%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................          1.36%(1)       1.89%           1.91%            1.82%           1.81%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .          5.31%(1)       4.93%           5.06%            5.60%           5.04%(1)
Portfolio turnover rate ..........................         64.85%         48.56%          42.33%           56.99%          51.80%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                           SIX MONTH                                                    TEN MONTH
                                                          PERIOD ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                          APRIL 30, 1998   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                     CLASS I                               (UNAUDITED)       1997           1996            1995            1994
--------------------------------------------------------- -------------  ------------  ------------  --------------- --------------
Net asset value, beginning of period ....................  $   9.99       $   9.80       $  10.01        $   9.41       $  10.00
                                                           ---------      ---------      ---------       ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................      0.27           0.58           0.56            0.64           0.40
  Net realized and change in unrealized gain or loss on
    investments .........................................      0.05           0.21          (0.13)           0.59          (0.63)
                                                           ---------      ---------      ---------       ---------      ---------
        Total from investment operations ................      0.32           0.79           0.43            1.23          (0.23)
                                                           ---------      ---------      ---------       ---------      ---------
LESS DISTRIBUTIONS:
  From net investment income ............................     (0.27)         (0.60)         (0.64)          (0.63)         (0.36)
                                                           ---------      ---------      ---------       ---------      ---------
        Total distributions .............................     (0.27)         (0.60)         (0.64)          (0.63)         (0.36)
                                                           ---------      ---------      ---------       ---------      ---------
Net asset value, end of period ..........................  $  10.04       $   9.99       $   9.80        $  10.01       $   9.41
                                                           =========      =========      =========       =========      =========

Total return ............................................      3.23%          8.39%          4.43%          13.58%         (2.37)%
Net assets, end of period (000's) .......................  $ 12,209       $ 10,217       $ 10,662        $ 19,154       $ 26,110
Ratio of total expenses to average net assets ...........      0.70%(1)       0.70%          0.70%           0.70%          0.41%(1)
Ratio of net investment income to average net assets ....      5.38%(1)       5.91%          5.67%           6.79%          5.29%(1)
Ratio of net expense before reimbursement and waiver to
  average net assets ....................................      1.44%(1)       1.70%          1.57%           1.30%          1.16%(1)
Ratio of net investment income before reimbursement and
  waiver to average net assets ..........................      4.64%(1)       4.91%          4.80%           6.19%          4.54%(1)
Portfolio turnover rate .................................    126.92%        147.78%         50.48%         117.31%         43.63%

(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

AETNA GOVERNMENT FUND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                        SIX MONTH                                                    PERIOD FROM
                                                       PERIOD ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    APRIL 15, 1994
                                                     APRIL 30, 1998    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    TO OCTOBER 31,
                   CLASS A                             (UNAUDITED)        1997           1996           1995            1994
---------------------------------------------------   --------------   ------------   -------------  -----------   ---------------
Net asset value, beginning of period ............          $  9.99       $  9.79        $10.00         $  9.41         $ 9.67
                                                           --------      --------       -------        --------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................             0.24          0.51          0.48            0.60           0.24
  Net realized and change in unrealized gain or
    loss on investments .........................             0.06          0.21         (0.13)           0.56          (0.24)
                                                           --------      --------       -------        --------        -------
        Total from investment operations ........             0.30          0.72          0.35            1.16             --
                                                           --------      --------       -------        --------        -------
LESS DISTRIBUTIONS:
  From net investment income ....................            (0.25)        (0.52)        (0.56)          (0.57)         (0.26)
                                                           --------      --------       -------        --------        -------
        Total distributions .....................            (0.25)        (0.52)        (0.56)          (0.57)         (0.26)
                                                           --------      --------       -------        --------        -------
Net asset value, end of period ..................          $ 10.04       $  9.99        $ 9.79         $ 10.00         $ 9.41
                                                           ========      ========       =======        ========        =======

Total return (does not reflect applicable sales
  charges) ......................................             3.00%         7.67%         3.75%          12.60%         (0.06)%
Net assets, end of period (000's) ...............          $   527       $   531        $  526         $   405         $  151
Ratio of total expenses to average net assets ...             1.11%(1)      1.45%         1.45%           1.51%          1.28%(1)
Ratio of net investment income to average net
  assets ........................................             4.97%(1)      5.16%         4.96%           6.02%          4.68%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ..................             1.85%(1)      2.45%         2.32%           2.11%          2.11%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets              4.23%(1)      4.16%         4.09%           5.42%          3.85%(1)
Portfolio turnover rate .........................           126.92%       147.78%        50.48%         117.31%         43.63%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                        PERIOD FROM
                                                                                                      FEBRUARY 2, 1998
                                                                                                     TO APRIL 31, 1998
                                             CLASS I                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------  ------------------
Net asset value, beginning of period .............................................................       $  10.00
                                                                                                         ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................................................................           0.18
  Net realized and change in unrealized gain or loss on investments ..............................           0.12
                                                                                                         ---------
        Total from investment operations .........................................................           0.30
                                                                                                         ---------
LESS DISTRIBUTIONS:
  From net investment income .....................................................................          (0.17)
                                                                                                         ---------
        Total distributions ......................................................................          (0.17)
                                                                                                         ---------
Net asset value, end of period ...................................................................       $  10.13
                                                                                                         =========

Total return .....................................................................................           3.04%
Net assets, end of period (000's) ................................................................       $ 10,040
Ratio of total expenses to average net assets ....................................................           0.95%(1)
Ratio of net investment income to average net assets .............................................           7.24%(1)
Ratio of net expense before reimbursement and waiver to average net assets .......................           2.23%(1)
Ratio of net investment income before reimbursement and waiver to average net assets .............           5.96%(1)
Portfolio turnover rate ..........................................................................         153.92%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

HIGH YIELD
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                                                          PERIOD FROM
                                                                                                        FEBRUARY 2, 1998
                                                                                                       TO APRIL 30, 1998
                                              CLASS A                                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------   -----------------
Net asset value, beginning of period ...............................................................       $ 10.00
                                                                                                           --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................................................................          0.17
  Net realized and change in unrealized gain or loss on investments ................................          0.13
                                                                                                           --------
        Total from investment operations ...........................................................          0.30
                                                                                                           --------
LESS DISTRIBUTIONS:
  From net investment income .......................................................................         (0.17)
                                                                                                           --------
        Total distributions ........................................................................         (0.17)
                                                                                                           --------
Net asset value, end of period .....................................................................       $ 10.13
                                                                                                           ========

Total return (does not reflect applicable sales charges) ...........................................          2.96%
Net assets, end of period (000's) ..................................................................       $   117
Ratio of total expenses to average net assets ......................................................          1.20%(1)
Ratio of net investment income to average net assets ...............................................          6.99%(1)
Ratio of net expense before reimbursement and waiver to average net assets .........................          2.48%(1)
Ratio of net investment income before reimbursement and waiver to average net assets ...............          5.71%(1)
Portfolio turnover rate ............................................................................        153.92%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                        SIX MONTH                                                       TEN MONTH
                                                       PERIOD ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                     APRIL 30, 1998      OCTOBER 31,   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                    CLASS I                            (UNAUDITED)         1997           1996            1995            1994
---------------------------------------------------   --------------   ------------- --------------- --------------- ---------------
Net asset value, beginning of period .............     $     1.00      $     1.00      $     1.00     $      1.00     $     1.00
                                                       -----------     -----------     -----------    ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................           0.03            0.05            0.05            0.06           0.03
                                                       -----------     -----------     -----------    ------------    -----------
        Total from investment operations .........           0.03            0.05            0.05            0.06           0.03
                                                       -----------     -----------     -----------    ------------    -----------
LESS DISTRIBUTIONS:
  From net investment income .....................          (0.03)          (0.05)          (0.05)          (0.06)         (0.03)
                                                       -----------     -----------     -----------    ------------    -----------
        Total distributions ......................          (0.03)          (0.05)          (0.05)          (0.06)         (0.03)
                                                       -----------     -----------     -----------    ------------    -----------
Net asset value, end of period ...................     $     1.00      $     1.00      $     1.00     $      1.00     $     1.00
                                                       ===========     ===========     ===========    ============    ===========

Total return .....................................           2.63%           5.49%           5.44%           5.95%          3.33%
Net assets, end of period (000's) ................     $  268,131      $  273,710      $  323,281     $   275,524     $  161,756
Ratio of total expenses to average net assets ....           0.45%(1)        0.37%           0.30%           0.27%          0.21%(1)
Ratio of net investment income to average net
  assets .........................................           5.30%(1)        5.31%           5.30%           5.78%          4.05%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................           0.75%(1)        0.81%           0.83%           0.88%          0.85%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .           5.00%(1)        4.87%           4.78%           5.17%          3.38%(1)


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

MONEY MARKET
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                      SIX MONTH                                                       PERIOD FROM
                                                     PERIOD ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     APRIL 15, 1994
                                                    APRIL 30, 1998    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,     TO OCTOBER 31,
                    CLASS A                           (UNAUDITED)          1997           1996          1995            1994
--------------------------------------------------- --------------   -------------   ------------  -------------    ---------------
Net asset value, beginning of period .............     $   1.00        $   1.00        $   1.00        $  1.00         $  1.00
                                                       ---------       ---------       ---------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................         0.03            0.05            0.05           0.06            0.03
                                                       ---------       ---------       ---------       --------        --------
        Total from investment operations .........         0.03            0.05            0.05           0.06            0.03
                                                       ---------       ---------       ---------       --------        --------
LESS DISTRIBUTIONS:
  From net investment income .....................        (0.03)          (0.05)          (0.05)         (0.06)          (0.03)
                                                       ---------       ---------       ---------       --------        --------
        Total distributions ......................        (0.03)          (0.05)          (0.05)         (0.06)          (0.03)
                                                       ---------       ---------       ---------       --------        --------
Net asset value, end of period ...................     $   1.00        $   1.00        $   1.00        $  1.00         $  1.00
                                                       =========       =========       =========       ========        ========

Total return (does not reflect applicable sales
  charges) .......................................         2.63%           5.49%           5.44%          5.95%           2.41%
Net assets, end of period (000's) ................     $159,718        $156,530        $119,849        $78,726         $47,350
Ratio of total expenses to average net assets ....         0.45%(1)        0.37%           0.30%          0.26%           0.21%(1)
Ratio of net investment income to average net
  assets .........................................         5.30%(1)        5.31%           5.30%          5.79%           4.27%(1)
Ratio of net expense before reimbursement and
  waiver to average net assets ...................         0.78%(1)        0.91%           0.93%          0.87%           0.92%(1)

Ratio of net investment income before
  reimbursement and waiver to average net assets .         4.97%(1)        4.77%           4.67%          5.19%           3.67%(1)


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

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